FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207567-03

October 25, 2016

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$787,544,880

(Approximate Initial Mortgage Pool Balance)

$687,132,000

(Approximate Offered Certificate Balance)

CFCRE 2016-C6

CCRE Commercial Mortgage Securities, L.P.

Depositor

Cantor Commercial Real Estate Lending, L.P.

Société Générale

Sponsors and Mortgage Loan Sellers

Cantor Fitzgerald & Co.	Société Générale

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	Citigroup
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The Offered Certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more Classes of Certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these Certificates, a contract of sale will come into being no sooner than the date on which the relevant Class has been priced and we have verified the allocation of Certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust

Capitalized terms used but not defined in this term sheet have the meanings assigned to them in the preliminary prospectus expected to be dated on or about October 25, 2016, relating to the Offered Certificates (the “Preliminary Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners and Co-Lead Managers:	Cantor Fitzgerald & Co. and SG Americas Securities, LLC
Co-Managers:	CastleOak Securities, L.P. and Citigroup Global Markets Inc.
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (78.3%) and Société Générale (“SG”) (21.7%)
Rating Agencies:	Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Morningstar, Inc.
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Trustee:	Wilmington Trust, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Initial Directing Certificateholder:	RREF III Debt AIV, LP or another affiliate of Rialto Capital Advisors, LLC
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in December 2016.
Distribution Date:	4th business day following the Determination Date in each month, commencing in December 2016.
Cut-off Date:	The Due Date in November 2016 for each mortgage loan (or, in the case of any mortgage loan that has its first Due Date in December 2016, the date that would have been its Due Date in November 2016 if a monthly debt service payment were scheduled to be due in that month).
Settlement Date:	On or about November 22, 2016
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	November 2049
Minimum Denominations:	$10,000 (or $100,000 with respect to each Class of Class X Certificates) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
TRANSACTION HIGHLIGHTS

Distribution of Collateral by Mortgage Loan Seller

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	35	109	$586,820,284	74.5%
Société Générale	9	10	$130,724,597	16.6%
Société Générale and Cantor Commercial Real Estate Lending, L.P. (1)	1	1	$70,000,000	8.9%
Total:	45	120	$787,544,880	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$787,544,880
Number of Mortgage Loans:	45
Number of Mortgaged Properties:	120
Average Mortgage Loan Cut-off Date Balance:	$17,500,997
Average Mortgaged Property Cut-off Date Balance:	$6,562,874
Weighted Average Mortgage Rate:	4.2610%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	120
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	118
Weighted Average Mortgage Loan Seasoning (months):	2
% of Mortgage Loans Leased to a Single Tenant:	18.3%
Credit Statistics(2):
Weighted Average Mortgage Loan U/W NCF DSCR:	2.40x
Weighted Average Mortgage Loan Cut-off Date LTV(3):	56.8%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(3):	51.0%
Weighted Average U/W NOI Debt Yield:	11.2%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity or ARD:	36.7%
% Mortgage Loans with Interest Only through Maturity or ARD:	48.0%
% Mortgage Loans with Interest Only followed by Amortization through Maturity or ARD:	15.3%
Weighted Average Remaining Amortization Term (months)(4):	354
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	64.6%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	55.9%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	53.2%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	45.2%
% Mortgage Loans with Upfront Engineering Reserves:	28.2%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	28.8%
% Mortgage Loans with In Place Hard Lockboxes:	73.1%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.10x:	70.2%
% Mortgage Loans with Defeasance Only after a Lockout Period and Prior to an Open Period:	66.4%
% Mortgage Loans with Prepayment Only with a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:	19.6%
% Mortgage Loans with Defeasance or Prepayment with a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:	14.0%

(1)	Represents the Potomac Mills Loan. Société Générale and Cantor Commercial Real Estate Lending, L.P are contributing $40,000,000 and $30,000,000 to the CFCRE 2016-C6 mortgage trust, respectively.
(2)	With respect to the Hill7 Office Loan, Vertex Pharmaceuticals HQ Loan, Potomac Mills Loan, Fresno Fashion Fair Loan, Residence Inn by Marriott LAX Loan, Holiday Inn Express Nashville – Downtown Loan, OZRE Leased Fee Portfolio Loan, TEK Park Loan, Mills Fleet Farm Loan, Marriott Savannah Riverfront Loan, Marriott Saddle Brook Loan and 132 West 27th Street Loan, the Cut-off Date LTV, U/W NCF DSCR and U/W NOI Debt Yield calculations include the related pari passu loan(s) (but not any related subordinate companion loan).
(3)	With respect to one mortgage loan, representing 2.5% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as portfolio” value. With respect to one mortgage loan, representing 3.2% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as stabilized” value. With respect to one mortgage loan, representing 2.9% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. With respect to the Hill7 Office Loan, representing 9.0% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated net of $3.0 million earmarked for future leasing costs. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.
(4)	Excludes mortgage loans which are interest only for the full loan term.
(5)	Includes FF&E Reserves.
(6)	Represents the percent of the allocated initial outstanding principal balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAAsf/Aaa(sf)/AAA	$30,937,000		30.000%(6)	2.73	1 - 60	39.8%	16.0%
Class A-SB	AAAsf/Aaa(sf)/AAA	$33,226,000		30.000%(6)	7.07	60 - 109	39.8%	16.0%
Class A-2	AAAsf/Aaa(sf)/AAA	$220,000,000		30.000%(6)	9.53	109 - 117	39.8%	16.0%
Class A-3	AAAsf/Aaa(sf)/AAA	$267,118,000		30.000%(6)	9.87	117 - 120	39.8%	16.0%
Class X-A(7)	AAAsf/Aaa(sf)/AAA	$551,281,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-B(7)	AA-sf/NR/AAA	$98,443,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	A-sf/NR/AAA	$37,408,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A-M	AAAsf/Aa2(sf)/AAA	$59,066,000		22.500%	9.97	120 - 120	44.0%	14.5%
Class B	AA-sf/NR/AA+	$39,377,000		17.500%	9.97	120 - 120	46.9%	13.6%
Class C	A-sf/NR/A	$37,408,000		12.750%	9.97	120 - 120	49.6%	12.8%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-D(7)	BBB-sf/NR/AAA	$42,331,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-E(7)	BB-sf/NR/AAA	$19,689,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-F(7)	B-sf/NR/AAA	$7,875,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-G(7)	NR/NR/AAA	$30,517,880	(8)	N/A	N/A	N/A	N/A	N/A
Class D	BBB-sf/NR/BBB	$42,331,000		7.375%	9.97	120 - 120	52.6%	12.1%
Class E	BB-sf/NR/BB+	$19,689,000		4.875%	9.97	120 - 120	54.0%	11.8%
Class F	B-sf/NR/BB-	$7,875,000		3.875%	9.97	120 - 120	54.6%	11.7%
Class G	NR/NR/NR	$30,517,880		0.000%	9.97	120 - 120	56.8%	11.2%
Class V(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
(1)	The pass-through rates applicable to the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates (the “Principal Balance Certificates”) will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate but no less than 0.000%.
(2)	Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amounts of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates may vary depending upon the final pricing of the Classes of Certificates whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F or Class X-G Certificates, as applicable, would be equal to zero, such Class of Certificates will not be issued on the settlement date of this securitization.
(3)	The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each Class of Certificates with a Certificate Balance is based on (i) modeling assumptions described in the Preliminary Prospectus, (ii) assumptions that there are no prepayments, delinquencies or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.
(4)	“Certificate Principal to Value Ratio” for any Principal Balance Certificate is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool rounded to one decimal place (of 56.8%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are calculated in the aggregate for those Classes as if they were a single Class.
(5)	“Underwritten NOI Debt Yield” for any Class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool rounded to one decimal place (of 11.2%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class. The Underwritten NOI Debt Yields of the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are calculated in the aggregate for those Classes as if they were a single Class.
(6)	The initial subordination levels for the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates are represented in the aggregate.
(7)	As further described in the Preliminary Prospectus, the pass-through rate applicable to each of Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates (the “Class X Certificates”) for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii) the pass-through rate of the related Class of Principal Balance Certificates as set forth below (or the weighted average pass-through rate of those Classes of Principal Balance Certificates, if more than one, based on their Certificate Balances) as set forth below.
Class X Certificates	Related Class of Principal Balance Certificates
Class X-A	Class A-1, Class A-SB, Class A-2 and Class A-3
Class X-B	Class A-M and Class B
Class X-C	Class C
Class X-D	Class D
Class X-E	Class E
Class X-F	Class F
Class X-G	Class G
(8)	None of the Class X Certificates will have a Certificate Balance. None of the Class X Certificates will be entitled to distributions of principal. The interest accrual amounts on each Class of Class X Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the related Class of Principal Balance Certificates (or the sum of the Certificate Balances of those Classes of Principal Balance Certificates) as set forth above.
(9)	The Class V Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class V Certificates represent undivided interests in excess interest accruing on an anticipated repayment date loan, as further described in the Preliminary Prospectus. The Class V Certificates will not be entitled to distributions in respect of principal or interest other than excess interest. The Class R Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class R Certificates represent the residual interests in each Trust REMIC, as further described in the Preliminary Prospectus. The Class R Certificates will not be entitled to distributions of principal or interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:

Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex D to the Preliminary Prospectus,then, to the Class A-1, Class A-2, Class A-3 and Class A-SB in that order, until the Certificate Balance of each such Class is reduced to zero,then, to the Class A-M Certificates until the Certificate Balance of the Class A-M Certificates has been reduced to zero,then, to the Class B Certificates until the Certificate Balance of the Class B Certificates has been reduced to zero,then, to the Class C Certificates, until the Certificate Balance of the Class C Certificates has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total Certificate Balance of the Class A-M and Class B through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class,then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates will not be entitled to receive distributions of principal; however, the notional amount of each class of Class X Certificates will be reduced by the aggregate amount of the principal distributions and realized losses allocated to the related class of Principal Balance Certificates.

Interest Payments:

On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-SB, Class A-2, Class A-3 and Class X Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate but no less than 0.000%.

As further described in the Preliminary Prospectus, the pass-through rate applicable to each class of the Class X Certificates for each Distribution Date will generally be equal to the excess of the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over the pass-through rate of the related class of Principal Balance Certificates (or the weighted average pass-through rate of those classes of Principal Balance Certificates, if more than one, based on their Certificate Balances). The notional amount of each Class of Class X Certificates may vary depending upon the final pricing of the Classes of Certificates whose Certificate Balances comprise such notional amount and, if as a result of such pricing the pass-through rate of such Class of Class X Certificates would be equal to zero, such Class X Certificates may not be issued on the settlement date of this securitization.

Prepayment Interest Shortfalls:	Prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing Certificate Classes.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Loss Allocation:	Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class B Certificates, then, to the Class A-M Certificates, and then to Class A-1, Class A-SB, Class A-2 and Class A-3 Certificates on a pro rata basis based on the Certificate Balance of each such Class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to the Certificates that are components of the notional amount of such Class X Certificates.

Prepayment Premiums:

A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected on the mortgage loans will be allocated to each of the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C and Class D Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-SB, Class A-2, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Preliminary Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Whole Loans:

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Hill7 Office secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $71,000,000, evidenced by Note A-1 and Note A-3 (the “Hill7 Office Loan”), representing approximately 9.0% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis one companion loan evidenced by the non-controlling Note A-2, in the outstanding principal balance of $30,000,000 (the “Hill7 Office Note A-2 Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate). The Hill7 Office Loan and the Hill7 Office Note A-2 Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Hill7 Office Whole Loan.”

The Hill7 Office Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Hill7 Office Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Hill7 Office Whole Loan”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Vertex Pharmaceuticals HQ secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $70,000,000, evidenced by Note A-3-1 (the “Vertex Pharmaceuticals HQ Loan”), representing approximately 8.9% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis 10 companion loans evidenced by the (1) controlling Note A-1, in the outstanding principal balance of $80,000,000 (the “Vertex Pharmaceuticals HQ Note A-1 Companion Loan”), which is included in the WFCM 2016-BNK1 mortgage trust, (2) non-controlling Note A-2-1, in the outstanding principal balance of $40,000,000 (the “Vertex Pharmaceuticals HQ Note A-2-1 Companion Loan”), which is included in the MSCI 2016-UBS11 mortgage trust, (3) non-controlling Note A-2-2, in the outstanding principal balance of $30,000,000 (the “Vertex Pharmaceuticals HQ Note A-2-2 Companion Loan”), which is included in the MSC 2016-UBS11 mortgage trust, (4) non-controlling Note A-2-3, in the outstanding principal balance of $10,000,000 (the “Vertex Pharmaceuticals HQ Note A-2-3 Companion Loan”), which is included in the MSBAM 2016-C30 mortgage trust, (5) non-controlling Note A-3-2, in the outstanding principal balance of $10,000,000 (the “Vertex Pharmaceuticals HQ Note A-3-2 Companion Loan”), which is

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

included in the MSBAM 2016-C30 mortgage trust, (6) non-controlling Note A-4, in the outstanding principal balance of $57,500,000 (the “Vertex Pharmaceuticals HQ Note A-4 Companion Loan”), which is included in the MSBAM 2016-C30 mortgage trust, (7) non-controlling Note A-5, in the outstanding principal balance of $30,000,000 (the “Vertex Pharmaceuticals HQ Note A-5 Companion Loan”), which is included in the CD 2016-CD1 mortgage trust, (8) non-controlling Note A-6-1, in the outstanding principal balance of $60,000,000 (the “Vertex Pharmaceuticals HQ Note A-6-1 Companion Loan”), which is included in the CGCMT 2016-C2 mortgage trust, (9) non-controlling Note A-6-2, in the outstanding principal balance of $15,000,000 (the “Vertex Pharmaceuticals HQ Note A-6-2 Companion Loan”), which is included in the CGCMT 2016-P5 mortgage trust and (10) non-controlling Note A-7, in the outstanding principal balance of $22,500,000 (the “Vertex Pharmaceuticals HQ Note A-7 Companion Loan” and collectively, the “Vertex Pharmaceuticals Companion Loans”), which is included in the CGCMT 2016-P5 mortgage trust. The Vertex Pharmaceuticals HQ Loan and the Vertex Pharmaceuticals HQ Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Vertex Pharmaceuticals Whole Loan.”

The Vertex Pharmaceuticals HQ Whole Loan is serviced pursuant to the WFCM 2016-BNK1 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the Vertex Pharmaceuticals HQ Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Vertex Pharmaceuticals HQ Whole Loan”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Potomac Mills secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $70,000,000, evidenced by the controlling Note A-1 and non-controlling A-6 (the “Potomac Mills Loan”), representing approximately 8.9% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis 10 subordinate notes totaling $125,000,000 (collectively, the “Potomac Mills Junior Companion Loans”) and 8 senior companion loans evidenced by the (1) non-controlling Note A-2, in the outstanding principal balance of $20,000,000 (the “Potomac Mills Note A-2 Companion Loan”), which is currently held by Société Générale, (2) non-controlling Note A-3, in the outstanding principal balance of $12,750,000 (the “Potomac Mills Note A-3 Companion Loan”), which is currently held by Société Générale, (3) non-controlling Note A-4, in the outstanding principal balance of $52,000,000 (the “Potomac Mills Note A-4 Companion Loan”), which is currently held by Bank of America, N.A., (4) non-controlling Note A-5, in the outstanding principal balance of $20,750,000 (the “Potomac Mills Note A-5 Companion Loan”), which is currently held by Bank of America, N.A., (5) non-controlling Note A-7 in the outstanding principal balance of $35,000,000 (the “Potomac Mills Note A-7 Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate), (6) non-controlling Note A-8, in the outstanding principal balance of $7,750,000 (the “Potomac Mills Note A-8 Companion Loan”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate), (7) non-controlling Note A-9, in the outstanding principal balance of $52,000,000 (the “Potomac Mills Note A-9 Companion Loan”), which is currently held by Barclays Bank PLC, (8) non-controlling Note A-10, in the outstanding principal balance of $20,750,000 (the “Potomac Mills Note A-10 Companion Loan” and collectively, the “Potomac Mills Companion Loans”), which is currently held by Barclays Bank PLC. The Potomac Mills Loan and the Potomac Mills Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Potomac Mills Whole Loan.”

The Potomac Mills Whole Loan is serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Potomac Mills Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Potomac Mills Whole Loan”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Fresno Fashion Fair secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $40,000,000, evidenced by the non-controlling Note A-2-A (the “Fresno Fashion Fair Loan”), representing approximately 5.1% of the Initial Pool Balance, and also secures on a pari passu basis six companion loans evidenced by the (1) controlling Note A-1-A, in the outstanding principal balance of $60,000,000 (the “Fresno Fashion Fair Note A-1-A Companion Loan”), which is currently held by JPMorgan Chase Bank, National Association (“JPMCB”), (2) non-controlling Note A-1-B, in the outstanding principal balance of $80,000,000 (the “Fresno Fashion Fair Note A-1-B Companion Loan”), which is currently held by

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

JPMCB, (3) non-controlling Note A-1-C, in the outstanding principal balance of $69,000,000 (the “Fresno Fashion Fair Note A-1-C Companion Loan”), which is currently held by JPMCB, (4) non-controlling Note A-2-B, in the outstanding principal balance of $36,000,000 (the “Fresno Fashion Fair Note A-2-B Companion Loan”), which is currently held by Société Générale, (5) non-controlling Note A-2-C, in the outstanding principal balance of $35,000,000 (the “Fresno Fashion Fair Note A-2-C Companion Loan”), which is currently held by Société Générale, (6) non-controlling Note A-2-D, in the outstanding principal balance of $5,000,000 (the “Fresno Fashion Fair Note A-2-D Companion Loan” and collectively, the “Fresno Fashion Fair Companion Loans”), which is currently held by Société Générale. The Fresno Fashion Fair Loan and the Fresno Fashion Fair Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Fresno Fashion Fair Whole Loan.”

The Fresno Fashion Fair Whole Loan is expected to be serviced pursuant to the JPMDB 2016-C4 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the Fresno Fashion Fair Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Fresno Fashion Fair”in the Preliminary Prospectus

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Residence Inn by Marriott LAX secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $24,846,590, evidenced by the controlling Note A-2 (the “Residence Inn by Marriott LAX Loan”), representing approximately 3.2% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis two companion loans evidenced by the (i) non-controlling Note A-1, in the outstanding principal balance of $14,907,954 (the “Residence Inn by Marriott LAX Note A-1 Companion Loan”), which is included in the SGCMS 2016-C5 mortgage trust and (ii) the non-controlling Note A-3 in the outstanding principal balance of $13,417,159 (the “Residence Inn by Marriott LAX Note A-3 Companion Loan” and collectively, the “Residence Inn by Marriott LAX Companion Loans”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate). The Residence Inn by Marriott LAX Loan and the Residence Inn by Marriott LAX Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Residence Inn by Marriott LAX Whole Loan.”

The Residence Inn by Marriott LAX Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Residence inn by Marriott LAX Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Residence Inn by Marriott LAX”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Holiday Inn Express Nashville - Downtown secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $22,652,052, evidenced by the controlling Note A-1 (the “Holiday Inn Express Nashville - Downtown Loan”), representing approximately 2.9% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis two companion loans evidenced by the (i) non-controlling Note A-2, in the outstanding principal balance of $34,152,325 (the “Holiday Inn Express Nashville - Downtown Note A-2 Companion Loan”), which is included in the SGCMS 2016-C5 mortgage trust and (ii) the non-controlling Note A-3 in the outstanding principal balance of $15,383,481 (the “Holiday Inn Express Nashville - Downtown Note A-3 Companion Loan” and collectively, the “Holiday Inn Express Nashville - Downtown Companion Loans”), which (subject to any applicable financing arrangement) is currently being held by SG (or an affiliate). The Holiday Inn Express Nashville - Downtown Loan and the Holiday Inn Express Nashville - Downtown Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Holiday Inn Express Nashville - Downtown Whole Loan.”

The Holiday Inn Express Nashville - Downtown Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Holiday Inn Express Nashville - Downtown Whole Loan, see “Description of the Mortgage Pool—The Whole Loans— Holiday Inn Express Nashville - Downtown”in the Preliminary Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Preliminary Prospectus as OZRE Leased Fee Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $20,000,000, evidenced by the controlling Note A-2-1 (the “OZRE Leased Fee Portfolio Loan”), representing approximately 2.5% of the Initial Pool Balance, and also secures on a pari passu basis eight companion loans evidenced by (1) the non-controlling Note A-1, in the outstanding principal balance of $50,000,000 (the “OZRE Leased

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Fee Portfolio Note A-1 Companion Loan”), which is included in the CFCRE 2016-C4 mortgage trust, (2) the non-controlling Note A-2-2, in the outstanding principal balance of $20,000,000 (the “OZRE Leased Fee Portfolio Note A-2-2 Companion Loan”), which is included in the SGCMS 2016-C5 mortgage trust, (3) the non-controlling Note A-3, in the outstanding principal balance of $40,000,000 (the “OZRE Leased Fee Portfolio Note A-3 Companion Loan”), which is included in the CGCMT 2016-C1 mortgage trust, (4) the non-controlling Note A-4, in the outstanding principal balance of $10,000,000 (the “OZRE Leased Fee Portfolio Note A-4 Companion Loan”), which is included in the CFCRE 2016-C4 mortgage trust, (5) the non-controlling Note A-5, in the outstanding principal balance of $10,000,000 (the “OZRE Leased Fee Portfolio Note A-5 Companion Loan”), which is included in the CFCRE 2016-C4 mortgage trust, (6) the non-controlling Note A-6, in the outstanding principal balance of $10,000,000 (the “OZRE Leased Fee Portfolio Note A-6 Companion Loan”), which is included in the CGCMT 2016-C1 mortgage trust, (7) the non-controlling Note A-7, in the outstanding principal balance of $10,000,000 (the “OZRE Leased Fee Portfolio Note A-7 Companion Loan”), which is included in the CGCMT 2016-C1 mortgage trust, (8) the non-controlling Note A-8, in the outstanding principal balance of $5,750,000 (the “OZRE Leased Fee Portfolio Note A-8 Companion Loan”), which is included in the CGCMT 2016-C1 mortgage trust.

The OZRE Leased Fee Portfolio Whole Loan will be serviced pursuant to the CFCRE 2016-C6 PSA and the related co-lender agreement. For additional information regarding the OZRE Leased Fee Portfolio Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—OZRE Leased Fee Portfolio Whole Loan”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as TEK Park secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $17,422,696, evidenced by Note A-3 (the “TEK Park Loan”), representing approximately 2.2% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis two companion loans evidenced by the (i) controlling Note A-1, in the outstanding principal balance of $23,396,192 (the “TEK Park Note A-1 Companion Loan”), which is included in the SGCMS 2016-C5 mortgage trust and (ii) non-controlling Note A-2, in the outstanding principal balance of $23,893,983 (the “TEK Park Note A-2 Companion Loan” and, together with the TEK Park Note A-1 Companion Loan, the “TEK Park Companion Loans”), which is included in the MSBAM 2016-C31 mortgage trust. The TEK Park Loan and the TEK Park Note A-1 Companion Loan are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “TEK Park Whole Loan.”

The TEK Park Whole Loan is serviced pursuant to the SGCMS 2016-C5 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the TEK Park Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—TEK Park Whole Loan”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Mills Fleet Farm secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $16,920,700, evidenced by the non-controlling Note A-1 (the “Mills Fleet Farm Loan”), representing approximately 2.1% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis two companion loans evidenced by the (i) controlling Note A-2, in the outstanding principal balance of $27,869,388 (the “Mills Fleet Farm Note A-2 Companion Loan”), which is expected to be included in the CGCMT 2016-C3 mortgage trust and (ii) non-controlling Note A-3, in the outstanding principal balance of $19,906,706 (the “Mills Fleet Farm Note A-3 Companion Loan” and, together with the Mills Fleet Farm Note A-2 Companion Loan, the “Mills Fleet Companion Loans), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate). The Mills Fleet Farm Loan and the Mills Fleet Farm Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Mills Fleet Farm Whole Loan.”

The Mills Fleet Farm Whole Loan will be serviced pursuant to the PSA and the related co-lender agreement. For additional information regarding the Mills Fleet Farm Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Mills Fleet Farm Whole Loan”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Marriott Savannah Riverfront secures a Mortgage Loan with an outstanding principal balance as of the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Cut–off Date of $16,604,117, evidenced by the non-controlling Note A-1-2 and Note A-3 (the “Marriott Savannah Riverfront Loan”), representing approximately 2.1% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis four companion loans evidenced by the (i) controlling Note A-1-1, in the outstanding principal balance of $19,825,811 (the “Marriott Savannah Riverfront Note A-1-1 Companion Loan”), which is included in the CGCMT 2016-C1 mortgage trust, (ii) non-controlling Note A-2-1, in the outstanding principal balance of $19,825,811 (the “Marriott Savannah Riverfront Note A-2 Companion Loan”), which is included in the CGCMT 2016-C1 mortgage. trust, (iii) non-controlling Note A-2-2, in the outstanding principal balance of $4,956,453 (the “Marriott Savannah Riverfront Note A-2-2 Companion Loan”), which is included in the CGCMT 2016-P4 mortgage trust and (iv) non-controlling Note A-4, in the outstanding principal balance of $11,647,664 (the “Marriott Savannah Riverfront Note A-4 Companion Loan” and, together with the Marriott Savannah Riverfront Note A-1-1 Companion Loan, Marriott Savannah Note A-2-1 Companion Loan and the Marriott Savannah Riverfront Note A-2-2 Companion Loan, the “Marriott Savannah Riverfront Companion Loans), which is included in the CGCMT 2016-P4 mortgage trust. The Marriott Savannah Riverfront Loan and the Marriott Savannah Riverfront Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Marriott Savannah Riverfront Whole Loan.”

The Marriott Savannah Riverfront Whole Loan is serviced pursuant to the CGCMT 2016-C1 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the Marriott Savannah Riverfront Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Marriott Savannah Riverfront Whole Loan” in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as Marriott Saddle Brook secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $5,429,119, evidenced by the non-controlling Note A-2-2 (the “Marriott Saddle Brook Loan”), representing approximately 0.7% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis two companion loans evidenced by the (i) controlling Note A-1, in the outstanding principal balance of $14,806,685 (the “Marriott Saddle Brook Note A-1 Companion Loan”), which is included in the SGCMS 2016-C5 mortgage trust and (ii) non-controlling Note A-2-1, in the outstanding principal balance of $6,909,786 (the “Marriott Saddle Brook Note A-2-1 Companion Loan” and, together with the Marriott Saddle Brook Note A-1 Companion Loan, the “Marriott Saddle Brook Companion Loans”), which (subject to any applicable financing arrangement) is currently being held by CCRE (or an affiliate). The Marriott Saddle Brook Loan and the Marriott Saddle Brook Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “Marriott Saddle Brook Whole Loan.”

The Marriott Saddle Brook Whole Loan is serviced pursuant to the SGCMS 2016-C5 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the Marriott Saddle Brook Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—Marriott Saddle Brook Whole Loan”in the Preliminary Prospectus.

The Mortgaged Property identified on Annex A–1 to the Preliminary Prospectus as 132 West 27th Street secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $4,482,159, evidenced by the non-controlling Note A-3-2 (the “132 West 27th Street Loan”), representing approximately 0.6% of the outstanding principal balance of the pool of mortgage loans, and also secures on a pari passu basis three companion loans evidenced by the (i) controlling Note A-1 and Note A-2, in the outstanding principal balance of $67,979,418 (the “132 West 27th Street A-1 Companion Loan” and “132 West 27th Street A-2 Companion Loan), which are included in the MSCI 2016-UBS11 mortgage trust and (ii) non-controlling Note A-3-1, in the outstanding principal balance of $32,122,143 (the “132 West 27th Street A-3-1 Companion Loan” and, together with the 132 West 27th Street Note A-1 Companion Loan and the 132 West 27th Street Note A-2 Companion Loan, the “132 West 27th Street Companion Loans”), which is included in the CGCMT 2016-P5 mortgage trust. The 132 West 27th Street Loan and the 132 West 27th Street Companion Loans are pari passu in right of payment and are collectively referred to in this Free Writing Prospectus as the “132 West 27th Street Whole Loan.”

The 132 West 27th Street Whole Loan is serviced pursuant to the MSCI 2016-UBS11 pooling and servicing agreement and the related co-lender agreement. For additional information regarding the 132 West 27th Street Whole Loan, see “Description of the Mortgage Pool—The Whole Loans—132 West 27th Street Whole Loan”in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Control Rights and Directing Holder:

Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than the Vertex Pharmaceuticals HQ Loan, Fresno Fashion Fair Loan, TEK Park Loan, Mills Fleet Farm Loan, Marriott Savannah Riverfront Loan, Marriott Saddle Brook Loan, 132 West 27th Street Loan (the “Non-Serviced Whole Loans”) and other than the Potomac Mills Whole Loan prior to an AB control change. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to each Mortgage Loan (other than the Non-Serviced Whole Loans and prior to an AB control change, the Potomac Mills Whole Loan). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

It is expected that Rialto Capital Advisors, LLC will be the initial Directing Holder with respect to each Mortgage Loan (other than the Non-Serviced Whole Loans and the Potomac Mills Whole Loan).

With respect to the Potomac Mills Loan Whole Loan (i) until the outstanding principal balance of the Potomac Mills Junior Companion Loans (taking into account any appraisal reduction amounts or realized losses allocated to the Potomac Mills Junior Companion Loans) is less than 25% of the initial principal balance of the Potomac Mills Junior Companion Loans less any principal payment allocated to and received by the holder (an “AB control change”), the majority holder of the Potomac Mills Junior Companion Loans will be the directing holder with respect to the Potomac Mills Loan Whole Loan and will be entitled to approve certain major decisions and appoint the special servicer. The initial controlling holder for the Potomac Mills Loan Whole Loan is expected to be [_________________] (or an affiliate), which is anticipated to be the holder of the Potomac Mills Junior Companion Loans.

For a description of the directing holder for the Non-Serviced Whole Loans and the Potomac Mills Whole Loan, see “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus.

Control Eligible Certificates:	Class F and Class G Certificates.
Controlling Class:

The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, at least equal to 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to be an Appraised-Out Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Master Servicer will recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:

Will occur when (i) the Class F Certificates have a Certificate Balance (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of such Class) of less than 25% of the initial Certificate Balance of that Class or (ii) a holder of the Class F Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Upon the occurrence and the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights and the Special Servicer will be required to consult with the Directing Holder and the Operating Advisor in connection with asset status reports and material special servicing actions (other than with respect to the Non-Serviced Whole Loans prior to an AB control change).

Consultation Termination Event:

Will occur when (i) there is no Class of Control Eligible Certificates that has a then-outstanding Certificate Balance at least equal to 25% of the initial Certificate Balance of that Class, in each case, without regard to the application of any cumulative Appraisal Reduction Amounts; or (ii) a holder of the Class F Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

Upon the occurrence and continuance of a Consultation Termination Event the Directing Holder will have no rights under the pooling and servicing agreement for this securitization (the “PSA”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Non-Serviced Whole Loans and prior to an AB control change, the Potomac Mills Whole Loan) may generally be replaced at any time by the Directing Holder. The directing holder of the Non-Serviced Whole Loans and the Potomac Mills Whole Loan will have the right to replace the special servicer with respect to that loan in certain circumstances.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than the Non-Serviced Whole Loans and prior to an AB control change, the Potomac Mills Whole Loan) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement”in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans and the Potomac Mills Whole Loan.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Non-Serviced Whole Loans and the Potomac Mills Whole Loan prior to an AB control change, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote (which fees and expenses will not be additional trust fund expenses) and (iii) delivery by such holders to the Certificate Administrator and the Trustee of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to post notice on the Certificate Administrator’s website and concurrently by mail to all Certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard, which such vote must occur within 180 days of the posting of such notice. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer (other than with respect to the Non-Serviced Whole Loans and the Potomac Mills Whole Loan prior to an AB control change).

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer or the Asset Representations Reviewer, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all Classes of Certificates entitled to principal, on an aggregate basis.

In addition, other than with respect to the Non-Serviced Whole Loans and the Potomac Mills Whole Loan prior to an AB control change, after the occurrence of a Consultation Termination

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Event, if the Operating Advisor determines that the Special Servicer is not performing its duties as required under the PSA or is otherwise not acting in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Non-Serviced Whole Loans and prior to an AB control change, the Potomac Mills Whole Loan) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans and prior to an AB control change, the Potomac Mills Whole Loan.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the PSA will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the PSA will be capped in the aggregate at $1,000,000 for each Mortgage Loan.

Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property (subject to a minimum fee of $3,500 per month). The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the PSA (including in the form of commissions, brokerage fees or rebates) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Whole Loan and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan (or Serviced Whole Loan, if applicable), the management or disposition of any REO Property, or the performance of any other special servicing duties under the PSA, other than as expressly permitted in the PSA and other than commercially reasonable treasury management fees, banking fees, customary title agent fees and insurance commissions and fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any Mortgage Loan, Serviced Whole Loan or REO Property. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:

With respect to the Mortgage Loans (other than with respect to the Non-Serviced Whole Loans and the Potomac Mills Whole Loan prior to an AB control change) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Non-Serviced Whole Loans and the Potomac Mills Whole Loan prior to an AB control change.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Asset Representations Reviewer:

The Asset Representations Reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of Certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the Mortgage Loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding principal balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period.

The Asset Representations Reviewer may be terminated and replaced without cause. Upon (i) the written direction of Certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the Asset Representations Reviewer with a proposed successor Asset Representations Reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the Certificate administrator of the reasonable fees and expenses to be incurred by the Certificate administrator in connection with administering such vote, the Certificate administrator will promptly provide notice to all Certificateholders and the Asset Representations Reviewer of such request by posting such notice on its internet website, and by mailing such notice to all Certificateholders and the Asset Representations Reviewer. Upon the written direction of Certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will terminate all of the rights and obligations of the Asset Representations Reviewer under the PSA by written notice to the Asset Representations Reviewer, and the proposed successor Asset Representations Reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions:

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the PSA to the extent those provisions are triggered with respect to any Mortgage Loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the initial requesting Certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request but the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting Certificateholder, if any, or such other Certificateholder or Certificate Owner may deliver a written notice to the special servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that the related material defect has been cured, (ii) the related Mortgage Loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related Mortgage Loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related Mortgage Loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the PSA. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
STRUCTURE OVERVIEW

Liquidated Loan Waterfall:

On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Room/NRA (1)	Cut-off Date LTV Ratio(1)	U/W NCF DSCR(1)	U/W NOI Debt Yield(1)
Hill7 Office	CCRE	Seattle, WA	Office	$71,000,000	9.0%	$354	48.5%	2.68x	9.2%
Vertex Pharmaceuticals HQ	CCRE	Boston, MA	Office	$70,000,000	8.9%	$375	35.5%	6.28x	17.9%
Potomac Mills	SG/CCRE	Woodbridge, VA	Retail	$70,000,000	8.9%	$199	38.0%	4.39x	13.9%
7th & Pine Seattle Retail & Parking	CCRE	Seattle, WA	Mixed Use	$60,000,000	7.6%	$166	56.1%	1.69x	8.0%
Fresno Fashion Fair	SG	Fresno, CA	Retail	$40,000,000	5.1%	$606	57.5%	2.14x	8.1%
Shoppes at Dadeland	CCRE	Miami, FL	Retail	$40,000,000	5.1%	$381	59.7%	1.63x	8.1%
Residence Inn by Marriott LAX	CCRE	Los Angeles, CA	Hospitality	$24,846,590	3.2%	$230,181	64.5%	1.56x	11.8%
Waterstone 7 Portfolio	CCRE	Various, Various	Retail	$24,000,000	3.0%	$86	68.8%	1.28x	8.9%
Stop & Shop Stamford	CCRE	Stamford, CT	Retail	$23,500,000	3.0%	$337	51.8%	1.71x	10.0%
Inn at the Colonnade	CCRE	Baltimore, MD	Hospitality	$22,700,000	2.9%	$181,600	67.2%	1.58x	11.3%
Top 10 Total/Weighted Average				$446,046,590	56.6%		50.8%	2.99x	11.2%
Non-Top 10 Total/Weighted Average(2)				$341,498,290	43.4%		64.7%	1.64x	11.1%
(1)	With respect to the Hill7 Office Loan, Vertex Pharmaceuticals HQ Loan, Potomac Mills Loan, Fresno Fashion Fair Loan, Residence Inn by Marriott LAX Loan, Holiday Inn Express Nashville – Downtown Loan, OZRE Leased Fee Portfolio Loan, TEK Park Loan, Mills Fleet Farm Loan, Marriott Savannah Riverfront Loan, Marriott Saddle Brook Loan and 132 West 27th Street Loan, the Cut-off Date LTV, U/W NCF DSCR, U/W NOI Debt Yield and Cut-off Date Balance per Room/ NRA calculations include the related pari passu loan(s) (but not including any related subordinate companion loan).

(2)	Excludes the ten largest mortgage loans.

Distribution of Cut-off Date Balances(1)

Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
$1,784,185	-	$9,999,999	22	$127,510,395	16.2%	4.6639%	118	1.64x	63.2%	52.5%
$10,000,000	-	$19,999,999	9	$127,894,337	16.2%	4.9638%	116	1.53x	66.4%	54.4%
$20,000,000	-	$29,999,999	8	$181,140,148	23.0%	4.7858%	117	1.65x	63.7%	54.4%
$30,000,000	-	$71,000,000	6	$351,000,000	44.6%	3.5878%	119	3.39x	47.4%	47.4%
Total/Weighted Average			45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Distribution of Mortgage Rates(1)

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
2.7982%	-	3.7499%	5	$257,900,000	32.7%	3.1559%	119	4.03x	43.3%	43.3%
3.7500%		4.2499%	4	$39,848,200	5.1%	3.9786%	118	1.77x	53.3%	43.8%
4.2500%		4.7499%	10	$166,466,506	21.1%	4.5369%	118	1.67x	62.4%	56.5%
4.7500%	-	5.2499%	23	$269,261,335	34.2%	4.9447%	118	1.58x	65.3%	55.6%
5.2500%	-	5.5840%	3	$54,068,840	6.9%	5.4860%	113	1.49x	64.4%	52.7%
Total/Weighted Average			45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Property Type Distribution(1)(4)

Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Unit/Rooms/ NRA/Pads	Weighted Averages
					Cut-off Date Balance per Room/Unit/NRA/ Pad	Mortgage Rate	Stated Remaining Term (Mos.) (2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
Retail	29	$308,064,237	39.1%	4,315,994	$286	4.0827%	119	95.2%	2.31x	56.1%	50.7%
Anchored	12	$130,618,234	16.6%	1,094,026	$192	4.6532%	118	93.5%	1.58x	64.2%	56.1%
Regional Mall	2	$110,000,000	14.0%	1,996,107	$347	3.2060%	120	94.2%	3.57x	45.1%	45.1%
Single Tenant	11	$53,557,713	6.8%	1,173,280	$218	4.4363%	118	100.0%	1.61x	59.4%	49.5%
Unanchored	2	$9,042,894	1.1%	23,456	$1,322	3.9818%	118	100.0%	2.10x	46.6%	43.9%
Shadow Anchored	2	$4,845,396	0.6%	29,125	$207	4.8888%	119	100.0%	1.41x	69.4%	57.8%
Office	9	$207,161,828	26.3%	2,361,948	$289	3.6999%	118	90.6%	3.52x	49.1%	45.7%
CBD	3	$147,000,000	18.7%	1,450,758	$357	3.1594%	118	89.5%	4.35x	42.2%	42.0%
Suburban	3	$26,121,000	3.3%	271,896	$98	4.8348%	120	96.8%	1.44x	69.7%	56.9%
Data Center	1	$17,422,696	2.2%	514,033	$126	5.0000%	116	84.7%	1.52x	63.4%	52.4%
Medical	2	$16,618,132	2.1%	125,261	$159	5.3342%	112	96.6%	1.51x	62.9%	54.3%
Hospitality	8	$118,833,391	15.1%	1,670	$178,734	5.2222%	116	77.8%	1.71x	64.5%	53.0%
Full Service	4	$59,338,148	7.5%	924	$153,481	5.2170%	116	70.3%	1.58x	66.3%	54.3%
Extended Stay	2	$32,173,183	4.1%	329	$194,788	5.3418%	115	90.1%	1.61x	63.6%	52.1%
Limited Service	2	$27,322,061	3.5%	417	$214,674	5.0928%	117	79.6%	2.11x	61.7%	51.0%
Mixed Use	2	$66,750,000	8.5%	393,338	$171	4.6342%	120	100.0%	1.68x	57.1%	56.0%
Retail / Parking Garage	1	$60,000,000	7.6%	361,650	$166	4.6310%	120	100.0%	1.69x	56.1%	56.1%
Retail/Office	1	$6,750,000	0.9%	31,688	$213	4.6630%	116	100.0%	1.56x	65.5%	54.8%
Industrial	3	$30,000,000	3.8%	748,322	$41	4.7966%	120	100.0%	1.55x	65.7%	54.5%
Warehouse/Distribution	3	$30,000,000	3.8%	748,322	$41	4.7966%	120	100.0%	1.55x	65.7%	54.5%
Other	59	$24,482,159	3.1%	3,926,493	$61,215	4.2787%	112	91.5%	1.73x	66.0%	64.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Unit/Rooms/ NRA/Pads	Weighted Averages
					Cut-off Date Balance per Room/Unit/NRA/ Pad	Mortgage Rate	Stated Remaining Term (Mos.) (2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
Leased Fee	59	$24,482,159	3.1%	3,926,493	$61,215	4.2787%	112	91.5%	1.73x	66.0%	64.3%
Manufactured Housing Community	6	$20,273,780	2.6%	968	$22,733	4.9081%	118	88.1%	1.40x	72.3%	59.4%
Self Storage	2	$6,445,300	0.8%	182,421	$41	3.8795%	118	82.2%	1.95x	60.5%	48.0%
Multifamily	2	$5,534,185	0.7%	170	$54,657	5.1400%	113	97.5%	1.53x	66.5%	56.2%
Mid-Rise	1	$3,750,000	0.5%	51	$73,529	5.1400%	114	100.0%	1.35x	73.2%	62.1%
Garden	1	$1,784,185	0.2%	119	$14,993	5.1400%	112	92.4%	1.90x	52.5%	43.7%
Total/Weighted Average	120	$787,544,880	100.0%			4.2610%	118	91.6%	2.40x	56.8%	51.0%

Geographic Distribution(1)(4)

State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
Washington	3	$137,000,000	17.4%	3.9885%	120	2.20x	51.7%	51.4%
California	7	$107,223,183	13.6%	4.4652%	118	1.77x	62.4%	55.3%
Northern(5)	4	$66,050,000	8.4%	4.0230%	119	1.88x	61.1%	56.9%
Southern(5)	3	$41,173,183	5.2%	5.1746%	116	1.59x	64.6%	52.8%
Virginia	37	$83,251,778	10.6%	3.1970%	119	3.97x	43.1%	43.1%
Massachusetts	2	$73,058,519	9.3%	2.8837%	117	6.07x	36.9%	36.4%
Georgia	4	$55,370,623	7.0%	4.8923%	117	1.59x	65.5%	52.4%
Florida	3	$46,072,405	5.9%	4.8315%	119	1.61x	61.1%	59.4%
Maryland	3	$28,399,236	3.6%	5.0642%	119	1.55x	68.2%	57.4%
Texas	5	$27,284,173	3.5%	4.7055%	114	1.69x	61.1%	50.2%
Tennessee	2	$24,697,448	3.1%	5.1105%	116	1.96x	63.8%	52.8%
Connecticut	1	$23,500,000	3.0%	4.0010%	119	1.71x	51.8%	43.6%
Michigan	1	$21,500,000	2.7%	4.8960%	120	1.51x	65.7%	53.9%
New Hampshire	6	$20,941,481	2.7%	4.8400%	116	1.28x	68.8%	57.8%
Pennsylvania	12	$20,896,380	2.7%	4.8836%	115	1.56x	64.5%	55.4%
Louisiana	3	$20,319,185	2.6%	4.5924%	119	1.52x	71.0%	57.6%
New York	4	$16,940,159	2.2%	4.1590%	118	1.86x	50.6%	44.6%
New York City	2	$11,382,159	1.4%	3.8601%	118	2.03x	43.2%	39.5%
Remaining New York State	2	$5,558,000	0.7%	4.7710%	119	1.51x	65.8%	55.2%
North Carolina	3	$16,165,007	2.1%	4.9295%	120	1.40x	66.5%	56.3%
Indiana	1	$14,604,911	1.9%	4.9800%	116	1.83x	66.7%	55.0%
Wisconsin	4	$13,177,129	1.7%	4.8610%	115	1.56x	66.3%	54.9%
Alabama	3	$9,211,273	1.2%	4.6682%	118	1.56x	68.3%	57.4%
New Jersey	11	$8,538,649	1.1%	4.8379%	110	1.64x	65.7%	59.1%
Nevada	1	$4,670,009	0.6%	4.9800%	119	2.54x	56.3%	46.3%
New Mexico	1	$4,221,000	0.5%	5.2180%	120	1.44x	70.0%	57.9%
North Dakota	1	$4,066,279	0.5%	4.7500%	116	1.64x	63.5%	52.0%
Minnesota	1	$3,427,292	0.4%	4.7500%	116	1.64x	63.5%	52.0%
Ohio	1	$3,008,760	0.4%	4.5450%	119	1.65x	65.6%	56.1%
Total/Weighted Average	120	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Distribution of Cut-off Date LTV Ratios(1)(3)

Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	Maturity Date or ARD LTV Ratio
35.5%	-	54.9%	8	$253,666,344	32.2%	3.2355%	119	4.00x	42.1%	40.9%
55.0%	-	59.9%	6	$174,488,853	22.2%	4.3912%	119	1.83x	57.7%	55.5%
60.0%	-	64.9%	9	$115,204,584	14.6%	5.0989%	115	1.68x	63.3%	52.4%
65.0%	-	69.9%	12	$159,359,923	20.2%	4.9266%	118	1.51x	66.7%	55.2%
70.0%	-	74.5%	10	$84,825,176	10.8%	4.6715%	117	1.50x	71.8%	61.8%
Total/Weighted Average			45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Distribution of Maturity Date or ARD LTV Ratios(1)(3)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	Maturity Date or ARD LTV Ratio
35.5%	-	49.9%	13	$299,470,492	38.0%	3.4251%	119	3.68x	44.7%	41.9%
50.0%	-	54.9%	10	$146,886,301	18.7%	5.1434%	115	1.61x	64.2%	52.8%
55.0%	-	59.9%	19	$315,392,692	40.0%	4.6257%	119	1.63x	63.8%	57.3%
60.0%	-	64.9%	2	$5,795,396	0.7%	5.1082%	115	1.32x	73.6%	61.9%
65.0%	-	70.2%	1	$20,000,000	2.5%	4.3000%	111	1.74x	70.2%	70.2%
Total/Weighted Average			45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
1.26x	-	1.39x	7	$71,424,513	9.1%	5.0843%	117	1.33x	68.7%	56.2%
1.40x	-	1.44x	3	$24,929,780	3.2%	4.9362%	118	1.42x	71.2%	58.5%
1.45x	-	1.54x	8	$93,973,828	11.9%	4.8377%	118	1.52x	66.8%	55.2%
1.55x	-	1.99x	20	$311,994,698	39.6%	4.6856%	117	1.68x	60.7%	54.2%
2.00x	-	2.49x	3	$69,552,052	8.8%	4.0912%	118	2.11x	57.5%	54.0%
2.50x	-	6.28x	4	$215,670,009	27.4%	3.0996%	119	4.40x	41.0%	40.8%
Total/Weighted Average			45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Original Terms to Maturity or ARD(1)(2)

Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
120	45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%
Total/Weighted Average	45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
109	-	117	19	$305,297,842	38.8%	4.4548%	115	2.69x	57.8%	49.9%
118	-	120	26	$482,247,038	61.2%	4.1383%	120	2.22x	56.2%	51.6%
Total/Weighted Average			45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Distribution of Underwritten NOI Debt Yields(1)

Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
7.6%	-	8.9%	7	$197,000,000	25.0%	4.4249%	118	1.73x	60.0%	58.3%
9.0%	-	9.9%	8	$116,787,176	14.8%	3.9804%	119	2.19x	57.0%	52.5%
10.0%	-	12.4%	22	$277,290,836	35.2%	4.7889%	117	1.59x	63.4%	52.3%
12.5%	-	18.8%	8	$196,466,868	24.9%	3.5184%	118	4.36x	44.2%	40.9%
Total/Weighted Average			45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Amortization Types(1)

Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(3)
Amortizing Balloon	26	$284,404,721	36.1%	4.9319%	117	1.62x	65.4%	53.4%
Interest Only	6	$236,900,000	30.1%	3.9444%	119	2.57x	52.3%	52.3%
Interest Only, ARD	2	$141,000,000	17.9%	3.0927%	119	4.47x	42.0%	42.0%
Interest Only, then Amortizing	10	$120,758,000	15.3%	4.6691%	118	1.53x	63.1%	53.5%
Amortizing Balloon, ARD	1	$4,482,159	0.6%	4.1835%	117	1.70x	47.1%	37.8%
Total/Weighted Average	45	$787,544,880	100.0%	4.2610%	118	2.40x	56.8%	51.0%

Footnotes:

(1)	With respect to the Hill7 Office Loan, Vertex Pharmaceuticals HQ Loan, Potomac Mills Loan, Fresno Fashion Fair Loan, Residence Inn by Marriott LAX Loan, Holiday Inn Express Nashville – Downtown Loan, OZRE Leased Fee Portfolio Loan, TEK Park Loan, Mills Fleet Farm Loan, Marriott Savannah Riverfront Loan, Marriott Saddle Brook Loan and 132 West 27th Street Loan, the Cut-off Date LTV, U/W NCF DSCR, U/W NOI Debt Yield and Cut-off Date Balance per Room/Unit/NRA/Pad calculations include the related pari passu loan(s) (but not including any related subordinate companion loan).

(2)	In the case of three mortgage loans, representing 18.5% of the initial pool balance, which has an anticipated repayment date, the Original Term to Maturity or ARD and Maturity Date or ARD LTV Ratios are through the related anticipated repayment date.

(3)	With respect to one mortgage loan, representing 2.5% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as portfolio” value. With respect to one mortgage loan, representing 3.2% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as stabilized” value. With respect to one mortgage loan, representing 2.9% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. With respect to the Hill7 Office Loan, representing 9.0% of the initial pool balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated net of $3.0 million earmarked for future leasing costs. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.

(4)	Reflects allocated loan amount for properties securing multi-property mortgage loans.

(5)	For purposes of determining whether a mortgaged property is in Northern California or Southern California, Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2016-C6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Potomac Mills	SG/CCRE	Woodbridge, VA	Retail	$70,000,000	8.9%	LBUBS 2007-C6; WBCMT 2007-C33
Shoppes at Dadeland	CCRE	Miami, FL	Retail	$40,000,000	5.1%	COMM 2006-C8
Waterstone 7 Portfolio	CCRE	Various, Various	Retail	$24,000,000	3.0%	BACM 2006-3
Inn at the Colonnade	CCRE	Baltimore City, MD	Hospitality	$22,700,000	2.9%	CWCI 2007-C2
Holiday Inn Express Nashville - Downtown	SG	Nashville, TN	Hospitality	$22,652,052	2.9%	CSMC 2007-C3
Marriott Savannah Riverfront	CCRE	Savannah, GA	Hospitality	$16,604,117	2.1%	BACM 2006-2
ACG Manufactured Housing Portfolio I	CCRE	Various, Various	Manufactured Housing Community	$13,348,780	1.7%	CGCMT 2014-GC19(2)
Oak Park Square	SG	Lake Charles, LA	Retail	$11,175,000	1.4%	CWCI 2007-C2
Northside Tower	SG	Atlanta, GA	Office	$9,900,000	1.3%	CWCI 2007-C2
Creekside Place	CCRE	Santa Clarita, CA	Retail	$9,000,000	1.1%	CGCMT 2007-C6
Plaza 303 Shopping Center and 303 All Storage	SG	Grand Prairie, TX	Various	$7,877,339	1.0%	JPMCC 2007-CB18(3)
Savannah Pines MHP	CCRE	Savannah, GA	Manufactured Housing Community	$6,925,000	0.9%	JPMCC 2004-C3
312-314 Bleecker Street	CCRE	New York, NY	Retail	$6,900,000	0.9%	MSC 2007 – T27
Marriott Saddle Brook	CCRE	Saddle Brook, NJ	Hospitality	$5,429,119	0.7%	WBCMT 2006-C23
Office Court at Saint Michael’s	CCRE	Santa Fe, NM	Office	$4,221,000	0.5%	MLCFC 2006-3
190 All Storage	SG	Copperas Cove, TX	Self Storage	$3,988,702	0.5%	JPMCC 2006-LDP9
Brandon Square	CCRE	Brandon, FL	Retail	$2,142,894	0.3%	CSMC 2006-C5
Madisonville Plaza	CCRE	Madisonville, TN	Retail	$2,045,396	0.3%	CSMC 2006-C5
Oak Meadows Apartments	CCRE	Shreveport, LA	Multifamily	$1,784,185	0.2%	BACM 2006-2
Total				$280,693,584	35.7%
(1)	Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent financings for the Wilson’s Landing, Green Cove and Cedar Creek mortgaged properties were previously securitized in the CGCMT 2014-GC19 securitizations, respectively.

(3)	The most recent financing for the Plaza 303 mortgaged property was previously securitized in the JPMCC 2007-CB18 securitizations, respectively.

Pari Passu Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loan(s) Cut-off Date Balance	Subordinate Loan(s) Cut-off Date Balance	Whole Loan Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Control Rights
Hill7 Office	$71,000,000	$30,000,000	$0	$101,000,000	CFCRE 2016-C6	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C6
Vertex Pharmaceuticals HQ	$70,000,000	$355,000,000	$195,000,000	$620,000,000	WFCM 2016-BNK1	Wells Fargo	Rialto Capital Advisors, LLC	WFCM 2016-BNK1
Potomac Mills	$70,000,000	$221,000,000	$125,000,000	$416,000,000	CFCRE 2016-C6	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C6
Fresno Fashion Fair	$40,000,000	$285,000,000	$0	$325,000,000	JPMDB 2016-C4	Wells Fargo	Pacific Life	JPMDB 2016-C4
Residence Inn by Marriott LAX	$24,846,590	$28,325,113	$0	$53,171,703	CFCRE 2016-C6	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C6
Holiday Inn Express Nashville - Downtown	$22,652,052	$49,535,806	$0	$72,187,858	CFCRE 2016-C6	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C6
OZRE Leased Fee Portfolio	$20,000,000	$155,750,000	$0	$175,750,000	CFCRE 2016-C6	Wells Fargo	Rialto Capital Advisors, LLC	CFCRE 2016-C6
TEK Park	$17,422,696	$47,290,175	$0	$64,712,871	SGCMS 2016-C5	Wells Fargo	Rialto Capital Advisors, LLC	SGCMS 2016-C5
Mills Fleet Farm	$16,920,700	$47,776,095	$0	$64,696,795	CFCRE 2016-C6(1)	Wells Fargo	Rialto Capital Advisors, LLC	Note A-1(1)
Marriott Savannah Riverfront	$16,604,117	$56,255,741	$0	$72,859,858	CGCMT 2016-C1	Wells Fargo	LNR Partners, LLC	CGCMT 2016-C1
Marriott Saddle Brook	$5,429,119	$21,716,471	$0	$27,145,590	SGCMS 2016-C5	Wells Fargo	Rialto Capital Advisors, LLC	SGCMS 2016-C5
132 West 27th Street	$4,482,159	$100,101,561	$0	$104,583,720	MSCI 2016-UBS11	Midland	CWCapital Asset Management, LLC	MSCI 2016-UBS11
(1)	The controlling note is expected to be securitized in a future securitization trust. Servicing will transfer to the pooling & servicing agreement governing for that securitization at such time. Upon securitization of the controlling note, the master servicer, special servicer and party having control rights will be the parties designated as such under the pooling & servicing agreement governing for that securitization trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Borrower Sponsors(1):	Hudson Pacific Properties, L.P.; Canada Pension Plan Investment Board
Borrower:	Hudson 1099 Stewart Street, LLC
Original Balance(2):	$71,000,000
Cut-off Date Balance(2):	$71,000,000
% by Initial UPB:	9.0%
Interest Rate(3):	3.3830%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date(3):	November 6, 2028
Anticipated Repayment Date(3):	November 6, 2026
Amortization(4):	Interest Only, ARD
Additional Debt(2):	$30,000,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection:	L(4), YM1(109), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(5)
	Initial	Monthly
Taxes:	$602,000	$75,250
Insurance:	$0	Springing
Replacement:	$0	Springing
Guarantor Downgrade:	$0	Springing

TI/LC & Future Leasing LOC/Guaranty(6)
	Initial	Monthly
Outstanding TI/LC & Free Rent:	$20,178,428	NAP
Future Leasing:	$3,000,000	NAP

Financial Information(7)
Cut-off Date Balance / Sq. Ft.:	$354
Balloon Balance / Sq. Ft.:	$354
Cut-off Date LTV(8):	48.5%
Balloon LTV(8):	48.5%
Underwritten NOI DSCR:	2.69x
Underwritten NCF DSCR:	2.68x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	9.2%
Underwritten NOI Debt Yield at Balloon:	9.2%
Underwritten NCF Debt Yield at Balloon:	9.2%

(1)	Hudson Pacific Properties, L.P. is the sole non-recourse carveout guarantor.

(2)	The Hill7 Office Whole Loan is evidenced by three pari passu notes in the aggregate original principal amount of $101.0 million. The controlling Notes A-1 and A-3, with an aggregate original principal balance and cut-off date balance of $71.0 million, will be included in the CFCRE 2016-C6 securitization trust. The non-controlling Note A-2, with an original principal balance and cut-off date balance of $30.0 million will not be included in the trust, is held by CCRE or an affiliate and is expected to be contributed to one or more future securitization trusts. For additional information on the pari passu companion loan, see “The Loan” below.

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Seattle, WA
Year Built / Renovated:	2016 / NAP
Total Sq. Ft.:	285,680
Property Management:	Hudson OP Management, LLC
Underwritten NOI:	$9,323,563
Underwritten NCF:	$9,280,711
“As-Is” Appraised Value(8)(9):	$202,000,000
“As-Is” Appraisal Date(8)(9):	September 20, 2016
“As-Stabilized” Appraised Value(10):	$227,000,000
“As-Stabilized” Appraisal Date(10):	January 1, 2019

Historical NOI(11)
Most Recent NOI:	NAP
2015 NOI:	NAP
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(11)
Most Recent Occupancy:	80.4% (October 4, 2016)
2015 Occupancy:	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP
(3)	Prior to the Anticipated Repayment Date (“ARD”), the Hill7 Office Loan accrues interest at a fixed rate of 3.3830%. In the event that the Hill7 Office Whole Loan is not repaid in full by the ARD, from and after the ARD, the Hill7 Office Loan accrues interest at a fixed rate equal to the greater of (i) 5.3830% and (ii) the then 10-year swap yield on the ARD plus 2.0000%. See “The Loan” below. References in this termsheet to “maturity” and “maturity date” refer to the ARD unless otherwise specified.

(4)	The Hill7 Office Loan is interest only through the ARD.

(5)	See “Initial Reserves” and “Ongoing Reserves” below.

(6)	At origination, Canada Pension Plan Investment Board (“CPPIB”) delivered $10.4 million evergreen letter of credit from the Bank of Nova Scotia (rated AA-/Aa3/A+ by Fitch/Moody’s/S&P) and Hudson Pacific Properties, L.P. (“Hudson Pacific”) (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P) provided a $12.7 million guaranty (collectively, the “TI/LC & Future Leasing LOC/Guaranty”), which amount represents the aggregate of (i) approximately $14.1 million of owed TI/LC’s in connection with the build out of the HBO (approximately $2.1 million) and Redfin (approximately $12.0 million) leased spaces, (ii) approximately $6.0 million for operating expenses, bridge rent and reimbursements associated with Redfin and (iii) $3.0 million for future leasing costs (the owed items in (i), (ii) and (iii) collectively, the “Borrower Owed Tenant Expenses”).

(7)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Hill7 Office Whole Loan.

(8)	The Cut-off Date LTV and Balloon LTV are based on the “As-Is” Appraised Value and Hill7 Office Loan net of $3.0 million from the TI/LC & Future Leasing LOC/Guaranty earmarked for future leasing costs. The Cut-off Date LTV and Balloon LTV based on the “As-Is” Appraised Value and gross Hill7 Office Loan are 50.0%.

(9)	The “As-Is” Appraised Value is inclusive of a $20.2 million seller credit given to the borrower in connection with the purchase of the Hill7 Office Property (the “Purchase Price Credit”). The Purchase Price Credit represents the Borrower Owed Expenses.

(10)	The “As-Stabilized” Appraised Value assumes, among other things, that the Hill7 Office Property has achieved a stabilized occupancy of 95.0%. The Cut-off Date LTV and Balloon LTV based on the “As-Stabilized” Appraised Value and Hill7 Office Loan are 44.5%.

(11)	The Hill7 Office Property was built in 2016. As a result, Historical NOI and Historical Occupancy are not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

The Loan. The Hill7 Office loan (the “Hill7 Office Loan”) is a fixed-rate loan secured by the borrower’s fee simple interest in a 285,680 sq. ft., 11-story office building located at 1099 Stewart Street in Seattle, Washington (the “Hill7 Office Property”) with an original principal balance of $71.0 million that represents the controlling Note A-1 and A-3 of a $101.0 million whole loan (the “Hill7 Office Whole Loan”). The Hill7 Office Whole Loan has an ARD of November 6, 2026 and a stated maturity date of November 6, 2028. Prior to the ARD, the Hill7 Office Whole Loan is interest only and accrues interest at a fixed rate of 3.3830%. In the event the Hill7 Office Whole Loan is not paid in full on or before the ARD, the Hill7 Office Loan interest rate will increase to a fixed rate equal to the greater of (i) 5.3830% and (ii) the then 10-year swap yield on the ARD plus 2.0000% (the “Adjusted Interest Rate”).

The Hill7 Office Whole Loan is evidenced by three pari passu notes, the controlling Notes A-1 and A-3, with an aggregate original principal balance of $71.0 million, which will be included in the CFCRE 2016-C6 securitization trust, and the non-controlling Note A-2, with an aggregate original principal balance of $30.0 million, which is held by CCRE or an affiliate and expected to be included in one or more future securitization trusts.

The relationship between the holders of the Hill7 Office Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Hill7 Office Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1 & A-3	$71,000,000	$71,000,000	CFCRE 2016-C6	Yes
Note A-2	$30,000,000	$30,000,000	CCRE	No
Total	$101,000,000	$101,000,000

The Hill7 Office Whole Loan proceeds along with borrower sponsors’ new cash equity were used to purchase the Hill7 Office Property for a net price $179.8 million, pay closing costs of approximately $1.1 million and fund reserves of approximately $0.6 million. Based on the “As-Is” appraised value of $202.0 million as of September 20, 2016 (which is inclusive of the Purchase Price Credit) and net of the $3.0 million earmarked for future leasing costs, the cut-off date LTV is 48.5%. Based on the “As-Is” appraised value of $202.0 million as of September 20, 2016 (excluding the $3.0 million earmarked for future leasing costs), the cut-off date LTV is 50.0%. Based on the “As-Stabilized” appraised value of $227.0 million as of January 1, 2019, which, among other things, assumes that the Hill7 Office Property has achieved a stabilized occupancy of 95.0%, the cut-off date LTV is 44.5%. The most recent prior financing of the Hill7 Office Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$101,000,000	49.3%	Purchase Price(1)	$200,000,000	97.7%
Borrower Sponsor Equity	$103,751,165	50.7%	Future Leasing(2)	$3,000,000	1.5%
			Closing Costs	$1,149,165	0.6%
			Reserves	$602,000	0.3%
Total Sources	$204,751,165	100.0%	Total Uses	$204,751,165	100.0%
(1)	The borrower sponsors acquired the Hill7 Office Property for a gross purchase price of $200.0 million. However, the cash purchase price paid was $179.8 million due to a $20.2 million Purchase Price Credit given to the borrower by the property seller related to Borrower Owed Expenses.

(2)	At loan origination, CPPIB delivered a letter of credit from the Bank of Nova Scotia (rated AA-/Aa3/A+ by Fitch/Moody’s/S&P) and Hudson Pacific (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P) provided a guaranty, which included $3.0 million for future leasing costs.

The Borrower / Borrower Sponsors. The borrower, Hudson 1099 Stewart Street, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower are Hudson Pacific Properties, L.P. and Canada Pension Plan Investment Board. The non-recourse carve-out guarantor is Hudson Pacific Properties, L.P.

Hudson Pacific Properties, Inc. (“Hudson”) (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P), the parent of Hudson Pacific Properties, L.P., is a full-service, California-based, publicly traded REIT (NYSE: HPP) focused on owning, operating, and acquiring office properties primarily in California. Since its founding in 2006, Hudson has assembled a portfolio of 55 properties totaling approximately 17.0 million sq. ft., including land for development in submarkets throughout Northern and Southern California and the Pacific Northwest. At loan origination, Hudson provided a $12.7 million guaranty in connection with Borrower Owed Expenses.

Canada Pension Plan Investment Board (“CPPIB”) (rated by Aaa/AAA/AAA by Moody’s/DBRS/S&P) is a professional investment management organization that invests the assets of the Canada Pension Plan not currently needed to pay benefits to the 19 million beneficiaries of the Canada Pension Plan. As of June 30, 2016, CPPIB has $287.3 billion CAD under management and its real estate investments total $37.1 billion CAD. At loan origination, CPPIB provided a $10.4 million evergreen letter of credit from the Bank of Nova Scotia (rated AA-/Aa3/A+ by Fitch/Moody’s/S&P) in connection with Borrower Owed Expenses.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

The Property and Tenants. The Hill7 Office Property is a 285,680 sq. ft., 11-story, newly-developed, Class-A urban office development situated in the CBD of Seattle, Washington. Developed in 2016, the Hill7 Office Property features an average floor plate of 28,000 sq. ft. with a focus on technology and creative office tenancy, resulting in an open forum lobby, locker rooms with showers, bike storage, an outdoor common terrace and onsite food and beverage retailers. The Hill7 Office Property is LEED Gold certified and features 335 below grade parking stalls.

The Hill7 Office Property represents one unit in a two unit condominium structure consisting of the Hill7 Office Property and an adjacent hotel. The condominium board consists of three members, two of which are elected by the borrower (and the board acts by majority vote). The common elements include the garage elevator, the soil beneath the parking garage, the city light service vault and related equipment, and the sidewalks adjacent to each building.

As of October 4, 2016, the Hill7 Office Property is 80.4% leased.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Redfin(2)	NR/NR/NR	112,989	39.6%	$35.25	45.3%	7/31/2027
HBO	BBB/Baa2/BBB+(3)	112,222	39.3%	$41.66	53.1%	5/31/2025(4)
Retail tenants(5)	NR/NR/NR	4,568	1.6%	$30.85	1.6%	Various(5)
Total Occupied Collateral		229,779	80.4%	$38.29	100.0%
Vacant		55,901	19.6%
Total		285,680	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	In May 2016, Redfin executed a lease for floors 4-7 totaling 112,989 sq. ft. Redfin is currently in the process of building out its space and is required to take occupancy no later than February 2017 with respect to floors 5-7, totaling 84,702 sq. ft. and January 2019 with respect to floor 4, totaling 28,287 sq. ft. U/W Base Rent PSF includes Redfin’s contractual rent for all of its space.

(3)	Based on credit rating of Time Warner Inc., the parent company of HBO. On October 22, 2016, AT&T Inc. (rated A-/Baa1/BBB+ by Fitch/Moody’s/S&P) announced it will be acquiring Time Warner Inc., subject to regulatory approval.

(4)	HBO has a termination option effective May 31, 2021 upon 9 months’ written notice and a termination fee estimated to be approximately $10.5 million. In the event that HBO terminates its lease, the borrower will be required to deposit approximately $4,488,880 ($40.00 per sq. ft. that HBO occupies pursuant to its lease) of the termination fee into a leasing reserve.

(5)	The Hill7 Office Property features three onsite food and beverage retailers: Metropolitan Café & Deli, Freshy’s Coffee and Jars Juicing. Their respective lease expiration dates are 7/31/2026, 8/31/2025 and 9/30/2022.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021(2)	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	1	1,218	0.4%	1,218	0.4%	$22.50	0.3%	0.3%
2023	0	0	0.0%	1,218	0.4%	$0.00	0.0%	0.3%
2024	0	0	0.0%	1,218	0.4%	$0.00	0.0%	0.3%
2025	2	113,711	39.8%	114,929	40.2%	$41.57	53.7%	54.0%
2026	1	1,861	0.7%	116,790	40.9%	$33.00	0.7%	54.7%
Thereafter	1	112,989	39.6%	229,779	80.4%	$35.25	45.3%	100.0%
Vacant	NAP	55,901	19.6%	285,680	100.0%	NAP	NAP
Total / Wtd. Avg.	5	285,680	100.0%			$38.29	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	HBO has a termination option effective May 31, 2021 upon 9 months’ written notice and payment of a termination fee estimated to be approximately $10.5 million. In the event that HBO terminates its lease, the borrower will be required to deposit approximately $4,488,880 ($40.00 per sq. ft.) of the termination fee into a leasing reserve.

Redfin (112,989 sq. ft.; 39.6% of NRA; 45.3% of U/W Base Rent) Founded in 2006, Redfin is a technology-powered real estate brokerage firm with over 50,000 customers to date and $25 billion in home sales. Redfin is headquartered at the Hill7 Office Property and occupies 42 offices nationwide, including four offices in the greater Seattle area. In 2014, Redfin was recognized in CNBC’s Disruptor 50 as an innovator in the real estate industry and in 2015, Redfin was named the Best Place to Work in the Large Companies category of Seattle Business Magazine’s annual ranking.

In May 2016, Redfin executed a lease for floors 4-7, totaling 112,989 sq. ft. Redfin is expected to take occupancy of floors 5-7 in January 2017 upon completion of its build-out and is required to take occupancy on these floors no later than February 1, 2017. Redfin is not yet in occupancy of the fourth floor (28,287 sq. ft.). Rent for the fourth floor space is required to commence no later than January 1, 2019. Redfin has a lease expiration of July 31, 2027, with two, seven-year renewal options and no termination options.

Redfin’s build-out at the Hill7 Office Property is anticipated to total approximately $16.95 million ($150 per sq. ft.). That estimate includes a tenant improvement allowance to be paid by the borrower of approximately $11.3 million ($100 per sq. ft.) and additional capital expected to be invested by Redfin of approximately $5.65 million ($50 per sq. ft.). CPPIB delivered a $10.4 million evergreen letter of credit from the Bank of Nova Scotia (rated AA-/Aa3/A+ by Fitch/Moody’s/S&P)  and Hudson Pacific (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P) provided a $12.7 million guaranty to pay the costs of the tenant improvements owed to Redfin and HBO, as well as the free rent under the Redfin lease and additional leasing costs/capital expenditure reimbursements expected to be incurred between the Hill7 Office Loan origination date and the respective lease commencement dates of Redfin, among other things.

HBO (112,222 sq. ft.; 39.3% of NRA; 53.1% of U/W Base Rent) The Hill7 Office Property serves as the headquarters for HBO Code Labs, which focuses on HBO’s streaming video services, HBO GO and HBO NOW. As of December 31, 2015, HBO had approximately 131.0 million worldwide subscribers, which included 49.0 million domestic premium pay subscribers, and reported an operating income of $1.9 billion, which is an increase of approximately 5.0% year-over-year. HBO is a wholly owned subsidiary of Time Warner Inc. (rated BBB+/Baa2/BBB by Fitch/Moody’s/S&P) and represented approximately 20.0% of Time Warner Inc.’s total revenue for year-end 2015.

HBO executed a ten-year lease in March 2015 with a lease expiration date of May 31, 2025. The lease is structured with two, seven-year renewal options and a termination option effective May 31, 2021, with nine months’ written notice and payment of a termination fee (estimated to be approximately $10.5 million).

Environmental Matters. The Phase I environmental report dated October 11, 2016 recommended no further action at the Hill7 Office Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

The Market. The Hill7 Office Property is located in the CBD area of downtown Seattle with access to South Lake Union, the financial center, the Puget Sound’s waterfront, the CBD’s retail core and First Hill. Nearby employers include Amazon, Google, Facebook, Oracle, eBay, Salesforce, Uber, Twitter, Apple, Children’s Hospital, the University of Washington and Microsoft, among others. According to the 2015 edition of the Startup Genome Project, Seattle was ranked as the eighth best “Global Startup Ecosystem” with 1,500 to 2,200 active tech startups.

The Hill7 Office Property is situated adjacent to the South Lake Union neighborhood. In 2010, Amazon relocated its headquarters to South Lake Union. Presently, Amazon employs more than 20,000 employees in Seattle spread across more than 30 buildings in downtown and South Lake Union. In March 2016, Google announced the development of a 607,000 built-to-suit office space in the South Lake Union neighborhood expected to be delivered by 2019.

In addition to commercial developments, there are over 3,600 apartment units in 18 different complexes currently being developed in the Belltown/Downtown/South Lake Union submarkets. These units are expected to be complete by mid-2017 with an additional 16,867 units planned for delivery by 2022. According to the appraisal, multifamily vacancy rates have ranged from 3.8% to 4.7% since 2011 while rents have increased by 7.4% annually for the same time period.

The Hill7 Office Property is located in the Denny Regrade submarket within the Seattle Downtown market. As of Q2 2016, the Downtown Seattle Class A office market reported an average asking rent of $41.94 per sq. ft. with a 9.1% vacancy rate. For the same time period, the Denny Regrade submarket reported an average asking rent of $43.44 per sq. ft. with a 10.4% vacancy rate. As of August 2016, the Seattle/Bellevue/Everett MSA reported an unemployment rate of 4.1%, outperforming the national and state averages of 4.9% and 5.7%.

The appraiser analyzed a set of seven comparable office rentals within the immediate competitive area of the Hill7 Office Property, which indicated a base rent range of $33.00 to $42.00 per sq. ft. The appraiser determined an office market rent of $36.00 per sq. ft., which is consistent with the Hill7 Office Property’s contractual rent.

Office Rent Comparables(1)
Building	Size (NRA)	Year Built/ Renovated	Leased %	Base Rent (PSF)
Hill7 Office Property	285,680(2)	2016	80%(2)	$35.00-$37.50(3)
Troy Laundry Block	820,000	2016	100%	$34.00
400 Lincoln Square	712,002	2016	45%	$35.00-$42.00
929 Office Tower	462,000	2015	18%	$33.00-$38.00
400 Fairview Building	349,152	2015	100%	$35.50-38.00
NorthEdge	211,348	2016	100%	$35.00
Hawk Tower	208,840	2017	64%	$37.00-$38.00
Weyerhaeuser Headquarters Pioneer Square	188,160	2016	100%	$34.00
(1)	Source: Appraisal.

(2)	Based on rent roll as of October 4, 2016.

(3)	Based on executed leases.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

Cash Flow Analysis.

Cash Flow Analysis
	As-Stabilized Appraisal(1)	U/W	U/W PSF
Base Rent(2)	$10,942,419	$8,798,472	$30.80
Value of Vacant Space	0	$2,010,372	$7.04
Gross Potential Rent	$10,942,419	$10,808,844	$37.84
Total Recoveries	3,815,120	3,692,144	$12.92
Other Income(3)	1,630,637	1,318,980	$4.62
Less: Vacancy(4)	(820,266)	(2,732,840)	($9.57)
Effective Gross Income	$15,567,910	$13,087,128	$45.81
Total Operating Expenses(5)	3,823,725	3,763,565	$13.17
Net Operating Income	$11,744,185	$9,323,563	$32.64
TI/LC	0	0	$0.00
Capital Expenditures	0	42,852	$0.15
Net Cash Flow	$11,744,185	$9,280,711	$32.49
(1)	Based on appraiser’s stabilized cash flow as January 1, 2019, which includes a 5.0% vacancy adjustment.

(2)	U/W Base Rent includes rent for Redfin, in the amount of $3,982,902 annually and rent averaging for HBO through its lease term (reflecting an additional $466,312 over current annual rent). In May 2016, Redfin executed a lease for floors 4-7, totaling 112,989 sq. ft. Redfin is expected to take occupancy of floors 5-7 in January 2017 upon completion of its build-out is required to take occupancy no later than February 1, 2017. Redfin is not yet in occupancy of the fourth floor (28,287 sq. ft.) and is required to take occupancy of this space no later than January 1, 2019. At origination, CPPIB delivered a $10.4 million evergreen letter of credit from the Bank of Nova Scotia (rated AA-/Aa3/A+ by Fitch/Moody’s/S&P) and Hudson Pacific (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P) provided a $12.7 million guaranty, which amount represents the aggregate of (i) approximately $14.1 million of owed TI/LC’s in connection with the build out of the HBO (approximately $2.1 million) and Redfin (approximately $12.0 million) leased spaces, (ii) approximately $6.0 million for operating expenses, bridge rent (including any free rent period Redfin may have after the required occupancy dates) and reimbursements associated with Redfin and (iii) $3.0 million for future leasing costs.

(3)	Other Income represents parking income and includes (i) contractual income associated with tenants and (ii) operational income from non-tenants and transient parkers.

(4)	U/W Vacancy is based on an in-place economic vacancy of 18.8%, which is greater than the Denny Regrade submarket vacancy rate of 10.4%. The appraiser concluded a stabilized vacancy rate of 5.0%.

(5)	U/W Total Operating Expenses are based on the appraiser’s Year 1 cash flow with taxes being reassessed based on the $200.0 million purchase price.

Property Management. The Hill7 Office Property is managed by Hudson OP Management, LLC, an affiliate of the borrower.

Lockbox / Cash Management. The Hill7 Office Loan is structured with a hard lockbox and springing cash management. In-place cash management and a full excess cash flow sweep will be required upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or property manager, (iii) the failure of the borrower after the end of two consecutive quarters to maintain a net operating income debt yield (as calculated under the loan documents) of at least 6.75% until the net operating income debt yield (as calculated under the loan documents) is at least equal to 6.75% for two consecutive calendar quarters or (iv) the occurrence of the ARD.

Additionally, upon the occurrence of a Tenant Major Event, the borrower will be required to deposit any excess cash into a leasing reserve, subject to a cap equal to the net rentable sq. ft. of the applicable Major Tenant lease multiplied by $40.00.

A “Tenant Major Event” will occur upon (i) the date on which the borrower obtains actual knowledge that Redfin has ceased operations with respect to at least 90% of its leased premises (or the date Redfin provides notice of same), (ii) the date that HBO, Redfin or a replacement tenant that occupies 111,415 sq. ft. or more (such tenant, each and collectively, a “Major Tenant”) provides notice of its intent to vacate, (iii) the date a Major Tenant does not renew or extend its lease with respect to at least 90% of its leased premises, (iv) the commencement or occurrence of any bankruptcy action of any Major Tenant or (v) the delivery by any Major Tenant to the manager (or any affiliate of any of them) of notice to terminate its lease (other than in connection with HBO’s right to exercise its early termination option).

Initial Reserves. At loan origination, the borrower deposited $602,000 into a tax reserve account. In addition, CPPIB delivered $10.4 million evergreen letter of credit from the Bank of Nova Scotia (rated AA-/Aa3/A+ by Fitch/Moody’s/S&P)  and Hudson Pacific (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P) provided a $12.7 million guaranty, which amount represents the aggregate of (i) approximately $14.1 million of owed TI/LC’s in connection with the build out of the HBO (approximately $2.1 million) and Redfin leased spaces

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

(approximately $12.0 million), (ii) approximately $6.0 million for operating expenses, bridge rent and reimbursements associated with Redfin and (iii) $3.0 million for future leasing costs.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit 1/12th of the estimated annual real estate taxes, which currently equates to $75,250, into a tax reserve account. In the event that an event of default has occurred and is continuing or the net operating income debt yield (as calculated pursuant to the loan documents) is less than 6.75%, the borrower will be required to deposit $3,571 ($0.15 per sq. ft. annually) into a replacement reserve account, subject to a cap of $85,704. The borrower will also be required to deposit 1/12th of the estimated annual insurance premiums if (i) an event of default has occurred and is continuing, (ii) the Hill7 Office Property is not being insured under an acceptable blanket insurance policy, (iii) the borrower has not bound all applicable insurance prior to the then current expiration date of the blanket policy described in (ii) or (iv) the borrower has not given the lender evidence of an acceptable renewal policy prior to the current policy’s expiration date.

Additionally, in the event that Hudson Pacific is no longer rated investment grade by Fitch, Moody’s or S&P, the borrower will be required to (i) deposit an amount equal to the amount guaranteed by Hudson Pacific under the TI/LC & Future Leasing Guaranty, (ii) deliver a letter of credit (acceptable to lender) from an eligible institution and/or (iii) cause an approved replacement guarantor to assume the obligations of Hudson Pacific under the TI/LC & Future Leasing Guaranty.  The borrower may provide a combination of cash, letter of credit and/or a replacement guarantor to secure the amount guaranteed by Hudson Pacific under the TI/LC & Future Leasing Guaranty.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The Hill7 Office Whole Loan documents permit an approved mezzanine loan or preferred equity investment after the earlier of (a) the sixth payment date following a securitization and (b) November 6, 2018, provided, among other things, based on the Hill7 Office Whole Loan and the combined related mezzanine financing (or preferred equity amount), (i) the loan to value ratio is no greater than 44.5%, (ii) the debt service coverage ratio is greater than or equal to 3.30x and (iii) the debt yield is no less than 11.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1099 Stewart Street Seattle, WA, 98101	Collateral Asset Summary – Loan No. 1 Hill7 Office	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$71,000,000 48.5% 2.68x 9.2%

Land Use
Retail
Shopping & Eateries
Office
Businesses & Mixed-Use
Lodging
Hotels & Motels
Institutional
Govt, Educational, Religious
Entertainment
Theaters, Clubs, & Recreational
Residential
Multi-Family Housing
Parking
Lots & Structures
Development
Future & Proposed
Hill7
1099 Stewart Street
Seattle, WA 98101
SOUTH LAKE UNION
CAPITOL HILL
BELLTOWN
RETAIL CORE
FIRST HILL
PIKE PLACE MARKET
CBD
PIONEER SQUARE
INTERNATIONAL DISTRICT
Elliott Bay
WESTLAKE STATION
UNIVERSITY STATION
PIONEER SQUARE STATION
KING STREET STATION
INTERNATIONAL DISTRICT/CHINATOWN STATION
Key Arena
Space Needle
Pier 70
to San Juans
to Victoria, BC
Seattle
Bellevue
Lynnwood
Edmonds
Shoreline
Bothell
Woodinville
Kirkland
Redmond
Newcastle
Renton
MAP © 2016 CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Credit Assessment
(Moody’s/Fitch/Morningstar):	aa2 (sca.pd) / BBBsf / AAA
Borrower Sponsor:	Senior Housing Properties Trust
Borrower:	SNH Seaport LLC
Original Balance(1):	$70,000,000
Cut-off Date Balance(1):	$70,000,000
% by Initial UPB:	8.9%
Interest Rate(2):	2.79817647%
Payment Date:	6th of each month
First Payment Date:	September 6, 2016
Maturity Date:	November 6, 2028
Anticipated Repayment Date:	August 6, 2026
Amortization:	Interest Only, ARD
Additional Debt(3):	$355,000,000 Pari Passu Debt;
$195,000,000 Mezzanine Debt
Call Protection(4):	L(24), YM0.5% (3), D or YM0.5% (86), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Lease Termination Funds:	$0	Springing

Financial Information	Whole Loan(6)	Total Debt(7)
Cut-off Date Balance / Sq. Ft.:	$375	$547
Balloon Balance / Sq. Ft.:	$375	$547
Cut-off Date LTV:	35.5%	51.8%
Balloon LTV:	35.5%	51.8%
Underwritten NOI DSCR:	6.31x	3.43x
Underwritten NCF DSCR:	6.28x	3.42x
Underwritten NOI Debt Yield:	17.9%	12.3%
Underwritten NCF Debt Yield:	17.8%	12.2%
Underwritten NOI Debt Yield at Balloon:	17.9%	12.3%
Underwritten NCF Debt Yield at Balloon:	17.8%	12.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Boston, MA
Year Built / Renovated:	2013 / NAP
Total Sq. Ft.:	1,133,723
Property Management:	The RMR Group LLC
Underwritten NOI:	$76,062,408
Underwritten NCF:	$75,778,977
Appraised Value(8):	$1,198,000,000
Appraisal Date:	June 3, 2016

Historical NOI
Most Recent NOI:	$70,924,928 (December 31, 2015)
2014 NOI:	$43,928,033 (December 31, 2014)
2013 NOI:	NAV

Historical Occupancy(9)
Most Recent Occupancy:	99.9% (April 30, 2016)
2015 Occupancy:	99.6% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)

(1)	The Vertex Pharmaceuticals HQ Mortgage Loan is part of the Vertex Pharmaceuticals HQ Whole Loan, which is comprised of eleven pari passu promissory notes with an aggregate original principal balance of $425.0 million. The non-controlling A-3-1, with an aggregate original principal balance of $70.0 million, will be included in the CFCRE 2016-C6 mortgage trust. The related companion loans have an aggregate original principal balance of $355.0 million and are evidenced by one controlling note and nine non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.

(2)	The Vertex Pharmaceuticals HQ Whole Loan has an anticipated repayment date of August 6, 2026 (the “ARD”) and a stated maturity date of November 6, 2028. In the event that the Vertex Pharmaceuticals HQ Whole Loan is not repaid in full by the ARD, the interest rate will increase to the Adjusted Interest Rate as described below under “The Loan.” For additional information, see “—The Loan” below. References in this termsheet to “maturity” and “maturity date” refer to the ARD unless otherwise specified.

(3)	See “—The Loan,” and “—Current Mezzanine or Subordinate Indebtedness” below.

(4)	The borrower has the option of (i) prepayment in full together with payment of the greater of 0.5% of the principal amount prepaid or yield maintenance after August 6, 2018 or (ii) defeasance in whole at any time on or after the earlier to occur of (a) the date that is two years after the closing date of the securitization of the last Vertex Pharmaceuticals HQ promissory note to be securitized and (b) January 15, 2020. The assumed lockout period of 24 payments is based on the expected CFCRE 2016-C6 securitization closing date in November 2016. The open period is calculated to the ARD.

(5)	See “—Initial Reserves” and “—Ongoing Reserves” below.

(6)	Whole Loan DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the Vertex Pharmaceuticals HQ Whole Loan only, which has a principal balance of $425.0 million.

(7)	Total Debt DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate total debt which includes the Vertex Pharmaceuticals HQ Whole Loan and the mezzanine loan with an original principal balance of $195.0 million.

(8)	The appraiser assigned a hypothetical “dark value” of $811,000,000 for the Vertex Pharmaceuticals HQ Property. The Whole Loan Cut-off Date LTV Ratio based on the hypothetical “dark value” is 52.4%.

(9)	Includes 7,300 sq. ft. (0.6% of net rentable area) of vacant space that is master leased to an affiliate of the original developer that is not a borrower affiliate. The lease will terminate when the borrower enters into a direct lease with a new tenant.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

The Loan. The Vertex Pharmaceuticals HQ loan is evidenced by the non-controlling Note A-3-1 with an original principal balance of $70.0 million (the “Vertex Pharmaceuticals HQ Mortgage Loan”) and is part of a whole loan (the “Vertex Pharmaceuticals HQ Whole Loan”) that is evidenced by eleven pari passu promissory notes in the aggregate original principal amount of $425.0 million that was co-originated by Morgan Stanley Bank, N.A. (“Morgan Stanley”) and Citigroup Global Markets Realty Corp. (“Citigroup”). The ten related companion pari passu loans have a combined balance of $355.0 million and are evidenced by one controlling note (with an original principal balance of $80.0 million) which was contributed to WFCM 2016-BNK1 transaction and nine non-controlling notes that are currently held by Morgan Stanley and Citigroup (or have been deposited into a securitization, as described below under “Senior Loan Summary”). The Vertex Pharmaceuticals HQ Whole Loan is secured by a first priority fee mortgage encumbering a two-building office complex totaling 1,133,723 sq. ft. located at 11 Fan Pier Boulevard & 50 Northern Avenue, Boston, Massachusetts (the “Vertex Pharmaceuticals HQ Property”).

Senior Loan Summary
Note	Original Balance	Control	Note Holder	Securitization
A-1	$80,000,000	Yes	Morgan Stanley	WFCM 2016-BNK1
A-2-1	$40,000,000	No	Morgan Stanley	MSC 2016-UBS11
A-2-2	$30,000,000	No	Morgan Stanley	MSC 2016-UBS11
A-2-3	$10,000,000	No	Morgan Stanley	MSBAM 2016-C30
A-3-1	$70,000,000	No	CCRE	CFCRE 2016-C6
A-3-2	$10,000,000	No	Morgan Stanley	MSBAM 2016-C30
A-4	$57,500,000	No	Morgan Stanley	MSBAM 2016-C30
A-5	$30,000,000	No	Citigroup	CD 2016-CD1
A-6-1	$60,000,000	No	Citigroup	CGCMT 2016-C2
A-6-2	$15,000,000	No	Citigroup	CGCMT 2016-P5
A-7	$22,500,000	No	Citigroup	CGCMT 2016-P5
Total Senior Debt	$425,000,000
Mezzanine Financing	$195,000,000		Undisclosed	NAP
Total Debt	$620,000,000

The Vertex Pharmaceuticals HQ Whole Loan has an anticipated repayment date of August 6, 2026 (“ARD”) and final maturity date of November 6, 2028. Prior to the ARD, the Vertex Pharmaceuticals HQ Whole Loan accrues interest at a fixed rate of 2.79817647% (the “Initial Interest Rate”) and requires interest only payments. In the event the Vertex Pharmaceuticals HQ Whole Loan is not repaid in full on or before the ARD, the interest rate will increase to a rate (the “Adjusted Interest Rate”) equal to the sum of (1) the Initial Interest Rate, plus (2) the product of (A) the quotient of (x) the Initial Interest Rate divided by (y) 3.530%, multiplied by (B) the difference between (x) the Aggregate Extended Interest Rate, minus (y) 3.530%. The “Aggregate Extended Interest Rate” is equal to the greater of (i) 6.530% or (ii) the sum of (1) the then effective U.S. swap rate for a swap terminating on the then effective maturity date plus (2) five percent (5.000%). All interest, including interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate is required to be paid currently on each monthly payment date through the final maturity date. If the Vertex Pharmaceuticals HQ Whole Loan is not repaid in full on or prior to the ARD, from and after the occurrence of the ARD and provided no event of default under the Vertex Pharmaceuticals HQ Whole Loan has occurred and is continuing, all excess cash flow after payment of the monthly debt service (including interest at the Adjusted Interest Rate), monthly debt service on the related mezzanine loan (including interest at the adjusted interest rate on the mezzanine loan), required reserves and operating expenses is required to be applied to repay the principal balance of the Vertex Pharmaceuticals HQ Whole Loan and the related mezzanine loan as described below under “Current Mezzanine or Subordinate Indebtedness” on a pro rata basis, based on their respective outstanding principal balances.

The proceeds of the Vertex Pharmaceutical HQ Whole Loan and the Vertex Pharmaceuticals HQ Mezzanine Loan were used to return equity to the borrower and pay origination costs. The borrower sponsor, Senior Housing Properties Trust, acquired the Vertex Pharmaceuticals HQ Property in 2014 for a purchase price of approximately $1.125 billion in part by using proceeds from its unsecured revolving credit facility.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$425,000,000	68.5%	Return of Equity(1)	$616,022,218	99.4%
Mezzanine Loan	$195,000,000	31.5%	Closing Costs	$3,977,782	0.6%
Total Sources	$620,000,000	100.0%	Total Uses	$620,000,000	100.0%
(1)	The borrower sponsor, Senior Housing Properties Trust, acquired the Vertex Pharmaceuticals HQ Property in 2014 for a purchase price of $1,125,420,000 in part by using proceeds from its unsecured revolving credit facility. The borrower sponsor has informed the lender that the borrower sponsor expects to use proceeds of the Vertex Pharmaceuticals HQ Whole Loan to repay a portion of the outstanding borrowings under the unsecured revolving credit facility and for general business purposes. Following the repayment, there will be approximately $900.0 million available under the borrower sponsor’s unsecured revolving credit facility.

The Borrower / Borrower Sponsor. The borrower, SNH Seaport LLC, is a single purpose Delaware limited liability company entity structured to be bankruptcy-remote, with two independent directors in its organizational structure.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

The sponsor of the borrower and non-recourse carveout guarantor is Senior Housing Properties Trust (“SHP Trust”) (NYSE: SNH, rated NR/Baa3/BBB- by Fitch/Moody’s/S&P), a publicly traded REIT, which owns two independent living and assisted living communities, continuing care retirement communities, nursing homes, wellness centers and medical office, clinic and biotech laboratory buildings located throughout the United States, with a focus on owning triple net leased properties. As of March 31, 2015, SHP Trust owned 428 properties in 43 states and Washington, D.C.

The Property. The Vertex Pharmaceuticals HQ Property consists of the fee interest in a two-building, 15-story, Class-A headquarters office complex totaling 1,133,723 sq. ft., located in the master-planned Fan Pier mixed use development in the Seaport District of Boston, Massachusetts. The Fan Pier development is a live-work-play development that features over 3.0 million sq. ft. of office, retail, hotel and residential buildings, multiple public parks, restaurants, access to Boston’s Harbor Walk and the Institute of Contemporary Art. The Fan Pier development also features the Fan Pier Marina, a professionally-managed, six-acre marina with deep-water access, as well as water taxi access to Logan International Airport.

The Vertex Pharmaceuticals HQ Property features floor plates of approximately 40,000 sq. ft. on the lab floors (floors 2-8) and floor plates of approximately 28,000 sq. ft. on the office floors (floors 9-15). The Vertex Pharmaceuticals HQ Property features flexible floor plates that can accommodate full floor or multi-tenant users, laboratory and research space, floor to ceiling glass exteriors and exterior signage. Both buildings that comprise the Vertex Pharmaceuticals HQ Property, 11 Fan Pier Boulevard and 50 Northern Avenue, have achieved LEED Gold certification. The two buildings that comprise the Vertex Pharmaceuticals HQ Property are connected via a sky bridge between the 5th and 6th floors. Parking at the Vertex Pharmaceuticals HQ Property is provided by a 3-level, 740-space subterranean parking garage, resulting in a parking ratio of 0.65 spaces per 1,000 sq. ft. of net rentable area. As of April 30, 2016, the Vertex Pharmaceuticals HQ Property was 99.9% leased to ten tenants.

Tenant. The Vertex Pharmaceuticals HQ Property was constructed in 2013 as a built-to-suit headquarters for Vertex Pharmaceuticals Incorporated (“Vertex Pharmaceuticals”), which leases 100.0% of the Vertex Pharmaceuticals HQ Property’s office, lab, storage and mechanical space. SHP Trust invested approximately $161.6 million ($149.30 PSF) for Vertex Pharmaceuticals’ initial tenant improvement allowance. In addition, Vertex Pharmaceuticals subsequently invested a reported $75.0 million ($69.29 PSF) to convert the lower floors of the towers to lab space. Vertex Pharmaceuticals’ leases run through December 31, 2028, each with one, ten-year extension option at fair market rent remaining. Vertex Pharmaceuticals is focused on developing and commercializing therapies for the treatment of cystic fibrosis and currently has two marketed medicines to treat cystic fibrosis: ORKAMBI and KALYDECO. ORKAMBI was approved by the United States Food and Drug Administration (“FDA”) in July 2015 and the European Commission in November 2015 for the treatment of cystic fibrosis patients twelve years of age and older. KALYDECO was approved in 2012 by the FDA and European Commission as a treatment for cystic fibrosis patients six years of age and older. In addition, Vertex Pharmaceuticals has other development programs in the field of cystic fibrosis, as well as other early- and mid-stage development programs in the areas of oncology, pain and neurology.

The Vertex Pharmaceuticals HQ Property features 49,906 sq. ft. of ground floor retail and associated storage space leased to a variety of tenants, including Frank Anthony’s, a gourmet market and specialty grocer, Babbo Pizzeria, an Italian restaurant and pizzeria, B. Good, a health-conscious fast-food chain restaurant, Leader Bank, a retail bank branch, Starbucks and Bright Horizons Children’s Center, a daycare center and preschool.

Below is a summary of Vertex Pharmaceuticals’ occupied space at the Vertex Pharmaceuticals HQ Property.

Vertex Pharmaceuticals Leased Space Summary(1)
Building	Office Sq. Ft.	Lab Sq. Ft.	Mechanical Sq. Ft.	Storage Sq. Ft.	Total Vertex Leased Sq. Ft.
50 Northern Avenue	211,685	253,800	87,752	2,868	556,105
11 Fan Pier Boulevard	217,462	222,870	76,984	8,996	526,312
Total	429,147	476,670	164,736	11,864	1,082,417
(1)	Included in Vertex Pharmaceuticals’ net rentable square feet is approximately 164,736 sq. ft. of mechanical space located on the eighth floor and penthouse areas. According to the appraisal, it is a market standard that lab tenants pay full rent for all mechanical areas. Were the property converted to a multi-tenant office use in the future, the Vertex Pharmaceuticals HQ Property’s net rentable area would most likely be reduced by the amount of the mechanical areas. Vertex Pharmaceuticals currently pays $62.50 per sq. ft. for its office, lab and mechanical space and $25.00 per sq. ft. for its storage space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual UW Base Rent(1)	Annual UW Base Rent PSF(1)	% of Total U/W Base Rent	Lease Expiration
Major Tenants
Vertex Pharmaceuticals	NR/NR/NR	1,082,417	95.5%	$72,588,588	$67.06	96.6%	12/31/2028(2)
Total Major Tenants		1,082,417	95.5%	$72,588,588	$67.06	96.6%

Retail Tenants(3)		49,906	4.4%	$2,567,035	$51.44	3.4%

Occupied Total		1,132,323	99.9%	$75,155,622	$66.37	100%
Vacant Space		1,400	0.1%
Total		1,133,723	100.0%

(1)	Annual UW Base Rent and Annual UW Base Rent PSF for Vertex Pharmaceuticals include $5,382,425 ($4.97 per sq. ft.) of underwritten rent steps, which represent the straight line rent increase in the Vertex Pharmaceuticals leases through the loan term. In addition, Annual UW Base Rent and Annual UW Base Rent PSF include $227,225 ($4.55 per sq. ft.) of underwritten rent steps through May 2017 for Non-Major Tenants.

(2)	Vertex Pharmaceuticals has one 10-year extension option remaining on each of its two leases at fair market rent, each exercisable with 20 months’ written notice prior to its lease expiration.

(3)	Non-Major Tenants are comprised of first floor retail space tenants, and include 7,300 square feet (0.6% of net rentable area) master leased to an affiliate of the original developer of the Vertex Pharmaceuticals HQ Property, which represents approximately 0.7% of Annual UW Base Rent, which lease will terminate when the borrower enters into a direct lease with a new tenant. The original developer is not an affiliate of the borrower.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(3)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	2	8,793	0.8%	8,793	0.8%	$62.38	0.7%	0.7%
2025	3	14,047	1.2%	22,840	2.0%	$50.23	0.9%	1.7%
2026	1	2,746	0.2%	25,586	2.3%	$55.0	0.2%	1.9%
Thereafter	4	1,106,737	97.6%	1,132,323	99.9%	$66.64	98.1%	100.0%
Vacant	NAP	1,400	0.1%	1,133,723	100.0%	NAP	NAP
Total / Wtd. Avg.	10	1,133,723	100.0%			$66.37	100.0%

(1)	Information obtained from the rent roll dated April 30, 2016.

(2)	Certain tenants may have lease termination or contraction options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Rollover Schedule.

(3)	Wtd. Avg. Annual UW Base Rent PSF excludes vacant space.

The Market. The Vertex Pharmaceuticals HQ Property is located in the Seaport District of downtown Boston, Massachusetts overlooking Boston Harbor. The Seaport District has benefitted from infrastructure improvements stemming from the completion of Boston’s decades-long “Big Dig” project that concluded in 2007. The Big Dig project converted Interstate 93 from an elevated highway to an underground tunnel through the Boston central business district, and included the construction of the Ted Williams Tunnel which connects Interstate 90 to Logan International Airport under the Seaport District and Boston Harbor. With the conversion of Interstate 93 to an underground tunnel, access from the Boston central business district over the Fort Point Channel to the Seaport District was improved. The Vertex Pharmaceuticals HQ Property benefits from access to mass transit, since it is located a block from the Silver Line Courthouse T Station, an approximately 15-minute walk from South Station, and an approximately 10-minute drive from Logan International Airport. Attractions in the Seaport District include the Boston Convention and Exhibition Center, the Seaport Boston Hotel & World Trade Center, the Institute of Contemporary Art/ Boston and the Blue Hills Bank Pavilion Amphitheater.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

According to the appraisal, the Vertex Pharmaceuticals HQ Property is located in the Seaport office submarket, which contained 8.7 million sq. ft. of office space, and is part of the greater Boston central business district office market, which included 66.6 million sq. ft. of office space, as of the first quarter 2016. Recent corporate relocations to the Seaport office submarket include PricewaterhouseCoopers, which executed a 333,000 sq. ft. lease and relocated over 2,500 employees to its recently completed building in Seaport Square; Goodwin Procter LLP, which committed to a large built-to-suit office project totaling 378,000 sq. ft. that is anticipated to bring over 800 employees to the submarket; and General Electric, which announced plans to move its corporate headquarters from Connecticut to the Seaport District in Boston and plans to relocate approximately 800 jobs to the area.

According to the appraisal, as of the fourth quarter 2015, the Seaport office submarket exhibited a vacancy rate of 6.4% with asking class A rents of $63.47 per sq. ft. on a triple net basis, compared to a vacancy rate of 8.4% and asking class A rents of $58.58 per sq. ft. on a triple net basis for the central business district office market as a whole.

The following table presents certain information relating to comparable office leases for the Vertex Pharmaceuticals HQ Property:

Comparable Leases(1)
Property Name/ Location	Year Built	Total NRA (Sq. Ft)	Total Occupancy	Distance from Subject	Tenant Name	Lease Date / Term	Lease Area (Sq. Ft.)	Annual Base Rent PSF
Vertex Pharmaceuticals HQ Property	2013	1,133,723(2)	99.9%(2)	NAP	Vertex Pharmaceuticals(2)	Dec. 2013 / 15.0 years	1,082,417	$67.06
Pier IV, Boston, MA	2018	376,555	NAV	0.2 miles	Confidential	July 2018 / 15.5 years	200,000	$50.00
675 West Kendall Street, Cambridge, MA	2004	302,919	100%	2.3 miles	Alnylam Pharmaceuticals	May 2018 / 15.0 years	295,000	$67.00
60 Binney Street, Cambridge, MA	2016	530,478	98%	2.3 miles	Bluebird Bio	Jan. 2016 / 10.3 years	267,278	$72.50
320 Bent Street, Cambridge, MA	2001	184,405	100%	2.8 miles	Momenta Pharmaceuticals	Sept. 2016 / 10.0 years	105,000	$68.00
100-110 Northern Avenue, Boston, MA	2016	516,000	64%	0.2 miles	Goodwin Procter	July 2016 / 16.5 years	378,000	$53.00
125 High Street, Boston, MA	1990	980,347	86%	0.4 miles	Wells Fargo	Jan. 2016 / 15.0 years	150,816	$37.00
101 Seaport Boulevard, Boston, MA	2015	439,058	92%	0.1 miles	PwC	Nov. 2015 / 15.0 years	333,000	$39.00

(1)	Based on appraisal.

(2)	Based on the rent roll dated April 30, 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2014	2015	UW	U/W PSF
Base Rent	$43,822,419(2)	$68,315,712(2)	$75,155,622(2)	$66.29
Value of Vacant Space	0	0	0	0.00
Gross Potential Rent	$43,822,419	$68,315,712	$75,155,622	$66.29
Total Recoveries(3)	8,044,479	15,865,672	16,894,457	14.90
Other Income	2,194,452	3,998,740	3,710,112	3.27
Less: Vacancy(4)	0	0	(2,336,660)(4)	(2.06)
Effective Gross Income	$54,061,350	88,180,123	$93,423,532	$82.40
Total Operating Expenses	10,133,318	17,255,195	17,361,124	15.31
Net Operating Income	$43,928,033	$70,924,928	$76,062,408	$67.09
TI/LC	0	0	0	0.00
Capital Expenditures	0	0	283,431	0.25
Net Cash Flow	$43,928,033	$70,924,928	$75,778,977	$66.84
(1)	The Vertex Pharmaceuticals HQ Property was constructed in 2013; therefore historical financials prior to 2014 are unavailable.

(2)	The increase in 2015 Base Rent over 2014 Base Rent is due primarily to Vertex Pharmaceuticals not being in full occupancy and paying rent for all of its space until the end of 2014. The increase in UW Base Rent over 2014 Base Rent is primarily due to underwritten rent steps of $5,382,425 ($4.97 per sq. ft.), which represent the straight line rent increases in the Vertex Pharmaceuticals lease through the loan term, and $227,225 ($4.55 per sq. ft.) of underwritten rent steps through May 2017 for non-major tenants. UW Base Rent includes $524,323 (0.7% of total UW Base Rent) of rent attributable to the master lease.

(3)	Total Recoveries include, among other things, reimbursements for real estate taxes. Vertex Pharmaceuticals currently benefits from a tax increment financing program (the “TIF Program”), which expires June 30, 2018. The TIF Program may be revoked or reduced prior to such expiration date if Vertex does not satisfy certain employment expansion obligations. The TIF Program has been estimated to provide a tax savings to Vertex Pharmaceuticals of approximately $9,000,000 from its inception in 2011 to its anticipated expiration date. UW Net Cash Flow assumes full real estate taxes are due and are fully reimbursed by Vertex Pharmaceuticals.

(4)	The UW economic vacancy is 2.5%. As of April 30, 2016, the Vertex Pharmaceuticals HQ Property was 99.9% leased.

Property Management. The Vertex Pharmaceuticals HQ Property is managed by The RMR Group LLC, an affiliate of the borrower.

Environmental Matters. The Phase I environmental site assessment dated June 10, 2016 reported that the groundwater beneath the Vertex Pharmaceuticals HQ Property exceeds the United States Environmental Protection Agency (“EPA”) National Pollution Discharge Elimination System limits for certain metals (cyanide, antimony, copper, lead, iron and zinc). There is currently an installed groundwater treatment system designed to manage the condition per EPA guidance and as such, the condition is considered a controlled recognized environmental condition. In the event that the guarantor does not have a long-term unsecured debt rating of at least “BBB-” by Fitch and S&P and “Baa3” by Moody’s, the borrower is required to obtain an environmental impairment liability insurance policy as described in (and subject to the limitations described in) under “Description of the Mortgage Pool – Environmental Considerations” in the Preliminary Prospectus.

Lockbox / Cash Management. The Vertex Pharmaceuticals HQ Whole Loan is structured with a lender-controlled hard lockbox, which is already in place and springing cash management. The Vertex Pharmaceuticals HQ Whole Loan documents require the borrower to direct all tenants to pay rent directly into such lockbox account, and also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day of receipt. Prior to the occurrence of a Cash Management Sweep Period, all funds in the lockbox account are distributed to the borrower. During a Cash Management Sweep Period, all funds in the lockbox account are required to be swept to a lender-controlled cash management account and applied as provided in the loan documents and all excess cash flow after payment of the monthly debt service (including interest at the Adjusted Interest Rate after ARD), monthly debt service on the related mezzanine loan (including interest at the adjusted interest rate on the mezzanine loan after ARD) required reserves and operating expenses is required to be reserved in an excess cash reserve subject to the limitations described below under “Ongoing Reserves,” or, after the ARD, applied to prepay the Vertex Pharmaceuticals HQ Whole Loan and the related mezzanine loan, pro rata based on their outstanding principal balances.

A “Cash Management Sweep Period” means a period: (a) commencing upon an event of default under the Vertex Pharmaceuticals HQ Whole Loan documents and ending at such time as such event of default has been cured; (b) commencing upon an event of default under the Vertex Pharmaceuticals HQ Mezzanine Loan and ending at such time as such event of default has been cured; (c) commencing upon a Vertex Lease Event and ending at such time as (i) no monetary or material non-monetary defaults or breaches by Vertex Pharmaceuticals exist under the Vertex Pharmaceuticals lease, or (ii) if the borrower has entered into one or more replacement leases with tenants reasonably approved by the lender, (such leases, “Replacement Leases” and such event, a “Vertex Re-Leasing

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

Event”), at such time that the Replacement Leases result in a combined debt yield on the Vertex Pharmaceuticals HQ Whole Loan and the Vertex Pharmaceuticals HQ Mezzanine Loan (the “Vertex Combined Debt Yield”) of at least 10% for two consecutive calendar quarters tested as of the end of each calendar quarter; (d) commencing when, as of the last day of any calendar quarter from and after a Vertex Re-Leasing Event, the Vertex Combined Debt yield is less than 8.5%, until such time as the Vertex Combined Debt Yield is at least 8.5% for two consecutive calendar quarters; or (e) commencing from and after the occurrence of the ARD with respect to the Vertex Pharmaceuticals HQ Whole Loan and ending on the maturity date.

A “Vertex Lease Event” means any monetary or material non-monetary default or breach by Vertex Pharmaceuticals under the lease between the borrower and Vertex Pharmaceuticals (as the same may be amended, modified, supplemented, extended, replaced and/or restated from time to time in accordance with the Vertex Pharmaceuticals HQ Whole Loan documents) beyond any applicable notice and cure periods contained in such lease.

Initial Reserves. None.

Ongoing Reserves. Upon the occurrence of a Cash Management Sweep Period, the borrower will be required to deposit on each monthly payment date an amount equal to (i) 1/12th of the estimated annual real estate taxes and (ii) 1/12th of the estimated insurance premiums; provided that the requirement to deposit insurance premiums will be suspended if the borrower provides satisfactory evidence to the lender that the insurance premiums for such policies have been prepaid for not less than one year in advance and the insurance coverage required by the Vertex Pharmaceuticals HQ Whole Loan documents is being provided under acceptable blanket insurance policies.

During the occurrence of a Cash Management Sweep Period, all excess cash flow, (after payment of interest on the Vertex Pharmaceuticals HQ Whole Loan and, unless there is an event of default under the Vertex Pharmaceuticals Whole Loan, interest on the Vertex Pharmaceuticals HQ Mezzanine Loan (including after the ARD, interest at the Mezzanine Adjusted Interest Rate), required reserve deposits and approved operating expenses), is required to be deposited into and held in a cash trap subaccount (such amounts, the “Cash Trap Funds”); provided that during a Cash Management Sweep Period resulting solely from the occurrence of a Vertex Lease Event, all Cash Trap Funds in excess of $75.0 million are required to be released to the borrower. In addition, during a Cash Management Sweep Period resulting solely from the occurrence of a Vertex Lease Event, the borrower may obtain a release of the Cash Trap Funds upon delivery to the lender of either (a letter of credit meeting the requirements of the Vertex Pharmaceuticals HQ Whole Loan documents, or (ii) an additional guaranty from SHP Trust, provided SHP Trust possesses a long-term unsecured debt rating of at least “BBB-” by Fitch and S&P and “Baa3” by Moody’s, and provided the borrower delivers a new non-consolidation opinion and such other legal opinions as may be reasonably requested by the lender in connection with the additional guaranty.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the origination of the Vertex Pharmaceuticals HQ Whole Loan, Morgan Stanley and Citigroup provided a $195.0 million mezzanine loan secured by the equity interest in the borrower (the “Vertex Pharmaceuticals HQ Mezzanine Loan”) that is coterminous with the Vertex Pharmaceuticals HQ Whole Loan, having the same ARD and maturity date as the Vertex Pharmaceuticals HQ Whole Loan. The Vertex Pharmaceuticals HQ Mezzanine Loan accrues interest at an interest rate of 5.125% (the “Mezzanine Initial Interest Rate”) per annum prior to the ARD, and accrues interest based on the same formula as the Vertex Pharmaceuticals HQ Whole Loan (except based on the Mezzanine Initial Interest Rate, rather than the Initial Interest Rate) (such Vertex Pharmaceuticals HQ Mezzanine Loan adjusted interest rate, the “Mezzanine Adjusted Interest Rate”) which interest is payable currently, and requires payments of interest only until the ARD. On and after the ARD, the Vertex Pharmaceuticals HQ Mezzanine Loan is required to be prepaid to the extent of its pro rata share of excess cash flow as described above under “Lockbox / Cash Management.”

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11 Fan Pier Boulevard & 50 Northern Avenue Boston, MA 02210	Collateral Asset Summary – Loan No. 2 Vertex Pharmaceuticals HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.5% 6.28x 17.9%

Vertex Pharmaceuticals HQ
11 Fan Pier Boulevard & 50 Northern Avenue
Boston, MA 02210
Boston
Everett
Chelsea
Somerville
Cambridge
Mystic River
Charles River
Boston Harbor
CHARLESTOWN
EAST BOSTON
LOGAN INTERNATIONAL AIRPORT
BACK BAY
SEAPORT DISTRICT
SOUTH END
SOUTH BOSTON
NORTH DORCHESTER
FENWAY-KENMORE
CAMBRIDGEPORT
EAST CAMBRIDGE
MID-CAMBRIDGE
RIVERSIDE
AREA IV
AGGASI-HARVARD
CBD
Massachusetts General Hospital
Massachusetts Institute of Technology
Boston University
Tufts Medical Center
Boston Convention Center
Boston Medical Center Harrison Campus
University of Massachusetts-Boston
THOMPSON ISLAND
Boston Logan Int'l Airport
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Mortgage Loan Information
Loan Seller:	Société Générale / CCRE
Loan Purpose:	Refinance
Credit Assessment
(Moody’s/Fitch/Morningstar):	baa1(sca.pd) / BBBsf / AAA
Borrower Sponsor:	Simon Property Group, L.P.
Borrower:	Mall at Potomac Mills, LLC
Original Balance(1):	$70,000,000
Cut-off Date Balance(1):	$70,000,000
% by Initial UPB:	8.9%
Interest Rate:	2.988213%
Payment Date:	1st of each month
First Payment Date:	December 1, 2016
Maturity Date:	November 1, 2026
Amortization:	Interest Only
Additional Debt(1)(2):	$221,000,000 Pari Passu Debt and $125,000,000 Subordinate Companion Loans
Call Protection(3)(4):	L(24), D(89), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information
Senior Loans(6)		Total Debt(7)
Cut-off Date Balance / Sq. Ft.(8):	$199	$285
Balloon Balance / Sq. Ft. (8):	$199	$285
Cut-off Date LTV:	38.0%	54.4%
Balloon LTV:	38.0%	54.4%
Underwritten NOI DSCR:	4.57x	2.77x
Underwritten NCF DSCR:	4.39x	2.65x
Underwritten NOI Debt Yield:	13.9%	9.7%
Underwritten NCF Debt Yield:	13.3%	9.3%
Underwritten NOI Debt Yield at Balloon:	13.9%	9.7%
Underwritten NCF Debt Yield at Balloon:	13.3%	9.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Regional Mall
Collateral:	Fee Simple
Location:	Woodbridge, VA
Year Built / Renovated:	1985 / 2005, 2012
Collateral Sq. Ft.:	1,460,009
Total Sq. Ft.:	1,840,009
Property Management:	Simon Management Associates II, LLC
Underwritten NOI:	$40,325,888
Underwritten NCF:	$38,713,977
Appraised Value:	$765,000,000
Appraisal Date:	September 12, 2016

Historical NOI
Most Recent NOI:	$40,298,052 (T-12 August 31, 2016)
2015 NOI:	$38,949,641 (December 31, 2015)
2014 NOI:	$37,395,215 (December 31, 2014)
2013 NOI:	$34,999,313 (December 31, 2013)

Historical Occupancy(8)
Most Recent Occupancy:	97.7% (September 20, 2016)
2015 Occupancy:	99.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	99.0% (December 31, 2013)
(1)	The Original Balance and Cut-off Date Balance of $70.0 million represents the senior controlling Note A-1 and non-controlling Note A-6, which, together with the 8 pari passu Senior Loans, with an aggregate original principal balance of $221.0 million, and 10 subordinate Junior Companion Loans, with an aggregate original principal balance of $125.0 million, comprise the Potomac Mills Whole Loan with an aggregate original principal balance of $416.0 million. For additional information regarding the pari passu Senior Loans and the Junior Companion Loans, see “The Loan” below.

(2)	See “Current Mezzanine or Subordinate Indebtedness” below.

(3)	Partial release is permitted. See “Partial Release” below.

(4)	The lockout period for defeasance will be at least 24 payment dates beginning with and including the first payment date of December 1, 2016. Defeasance of the full $416.0 million Potomac Mills Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) October 5, 2019. The assumed lockout period of 24 payments is based on the expected CFCRE 2016-C6 securitization closing date in November 2016. The actual lockout period may be longer.

(5)	See “Initial Reserves” and “Ongoing Reserves” below.

(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Senior Loans only, which have an original principal balance of $291.0 million unless otherwise specified.

(7)	Total Debt DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Potomac Mills Whole Loan balance of $416.0 million, which includes the $125.0 million Junior Companion Loans.

(8)	Based on collateral sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

The Loan. The Potomac Mills loan (the “Potomac Mills Loan”) is evidenced by senior controlling Note A-1, with an original principal balance of $40.0 million and non-controlling Note A-6, with an original principal balance of $30.0 million. Both Note A-1 and Note A-6 are part of a $416.0 million whole loan that is evidenced by 20 promissory notes, 10 pari passu senior loans with an aggregate original principal balance of $291.0 million (collectively, the “Senior Loans”) and 10 subordinate notes with an aggregate original principal balance of $125.0 million (collectively, the “Junior Companion Loans” and, together with the Senior Loans, the “Potomac Mills Whole Loan”). The Potomac Mills Whole Loan was co-originated on October 5, 2016 by Société Générale, Cantor Commercial Real Estate Lending, L.P., Bank of America, N.A. (“Bank of America”) and Barclays Bank PLC (“Barclays”). Only the Potomac Mills Loan will be included in the CFCRE 2016-C6 trust. Eight non-controlling Senior Loans with an aggregate original principal balance of $221.0 million (the “Senior Companion Loans” and, together with the Junior Companion Loans, the “Companion Loans”) are expected to be held by Société Générale, Cantor Commercial Real Estate Lending, L.P., Bank of America, N.A. and Barclays Bank PLC and contributed to future securitizations.

The relationship between the holders of the Potomac Mills Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool – The Whole Loans – Potomac Mills Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$40,000,000	$40,000,000	CFCRE 2016-C6	Yes
Note A-2	$20,000,000	$20,000,000	SG	No
Note A-3	$12,750,000	$12,750,000	SG	No
Note A-4	$52,000,000	$52,000,000	Bank of America	No
Note A-5	$20,750,000	$20,750,000	Bank of America	No
Note A-6	$30,000,000	$30,000,000	CFCRE 2016-C6	No
Note A-7	$35,000,000	$35,000,000	CCRE	No
Note A-8	$7,750,000	$7,750,000	CCRE	No
Note A-9	$52,000,000	$52,000,000	Barclays	No
Note A-10	$20,750,000	$20,750,000	Barclays	No
Subordinate Notes	$125,000,000	$125,000,000	Not disclosed
Total Debt	$416,000,000	$416,000,000

The Potomac Mills Loan had an original principal balance of $70.0 million has an outstanding principal balance as of the cut-off date of $70.0 million and accrues interest at an interest rate of 2.988213% per annum. The Potomac Mills Whole Loan had an initial term of 120 months, has a remaining term of 120 months as of the cut-off date and requires interest only payments. The Potomac Mills Whole Loan matures on November 1, 2026.

The Potomac Mills Whole Loan proceeds were used to retire existing debt of approximately $412.0 million, pay origination costs of $2.0 million, and return approximately $2.0 million of equity to the borrower. Based on the appraised value of $765.0 million, as of September 12, 2016, the cut-off date LTV for the Senior Loans is 38.0%. The most recent prior financing of the Potomac Mills Property was included in the LBUBS 2007-C6 and WBCMT 2007-C33 transactions.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan Amount	$291,000,000	70.0%	Loan Payoff	$411,992,396	99.0%
Subordinate Companion Loans	$125,000,000	30.0%	Return of Equity	$1,995,969	0.5%
			Closing Costs	$2,011,635	0.5%
Total Sources	$416,000,000	100.0%	Total Uses	$416,000,000	100.0%

The Borrower / Sponsor.  The borrower is Mall at Potomac Mills, LLC, a single purpose entity structured to be bankruptcy remote with two independent directors. Simon Property Group, L.P. (“Simon”) is the guarantor of certain non-recourse carveouts under the Potomac Mills Whole Loan. Simon’s liability as guarantor is capped at $83,200,000.

The borrower sponsor, Simon (NYSE: SPG, rated A/A3/A by Fitch/Moody’s/S&P), is an S&P 100 company owning or holding interests in 225 commercial properties totaling approximately 184.2 million sq. ft. with total market capitalization of approximately $63.7 billion as of September 15, 2016. Simon is a real estate investment trust that was established in 1993 and operates a fully integrated real estate company from six retail real estate platforms: U.S. Malls, Premium Outlet Centers, The Mills, Lifestyle Centers, International Properties, and other properties. Additionally, as of December 31, 2015, Simon owned a 20% equity stake in Kle´pierre SA, or Kle´pierre, a publicly traded, Paris-based real estate company, which owns, or has an interest in, shopping centers located in 16 countries within

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Europe. As of December 31, 2015, Simon reported total assets of $30.6 billion and equity of $5.2 billion. See “Description of the Mortgage Pool — Non-Recourse Carveout Limitations” and “Description of the Mortgage Pool — Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The Property. The Potomac Mills Property consists of the borrower’s fee interest in a one-story, super-regional outlet mall located in Woodbridge, Virginia along the I-95 corridor between Washington, DC and Richmond, VA. Built in 1985, the Potomac Mills Property contains approximately 1,840,009 sq. ft. of retail space, of which 1,460,009 sq. ft. (the “Potomac Mills Property”) serves as collateral for the Potomac Mills Whole Loan.

The Potomac Mills Property, including the non-collateral tenants, features over 200 specialty retailers comprised of outlet, full price, entertainment, and restaurant options. The Potomac Mills Property is anchored by retailers such as IKEA (non-collateral anchor, $583 sales per sq. ft. and the only IKEA located in the state of Virginia), Burlington Coat Factory (non-collateral anchor, $279 sales per sq. ft.), Costco Warehouse ($783 sales per sq. ft.), J.C. Penney ($112 sales per sq. ft.), Buy Buy Baby/and That! (sales not available) and Marshalls ($291 sales per sq. ft.). The Potomac Mills Property is also anchored by an 18-screen AMC Theatres ($804,778 sales per screen), which features an IMAX theater with stadium seating. Other major tenants include Nordstrom Rack, T.J. Maxx, Last Call Neiman Marcus, Sears Appliance Outlet, XXI Forever, Saks Fifth Avenue Off 5th, Group USA, Bloomingdales The Outlet, H&M, Off Broadway Shoes, The Children’s Place, Modell’s Sporting Goods, Nike Factory Store, Brooks-A-Million, Polo Ralph Lauren Factory Store, Gap Outlet and Victoria’s Secret. The Potomac Mills Property contains 7,292 parking spaces, resulting in a parking ratio of 5.0 spaces per 1,000 sq. ft. of collateral net rentable area.

Since 2012, Simon has invested approximately $30 million in the Potomac Mills Property for the addition of four freestanding restaurants, exterior renovations along the southern side of the mall and main entrances, relocation of Saks Fifth Avenue Off 5th and the addition of Buy Buy Baby/and That! in 2012.

Since 2007, the Potomac Mills Property has averaged 97.6% occupancy, including temporary tenants (95.1% excluding temporary tenants). From year end 2013 to the trailing 12 month period ending August 31, 2016, net operating income increased from $34,999,313 to $40,298,052.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)(4)	Total Sales (000s)(5)	Sales PSF(4)(5)	Occupancy Cost (% of Sales)(5)

Non-Collateral Anchor Tenants
IKEA(6)	NR/NR/NR	300,000	NAP	NAP	NAP	$175,000	$583	NAV
Burlington Coat Factory(7)	NR/Ba3/NR	80,000	NAP	NAP	NAP	$22,317	$279	NAV
Subtotal		380,000	NAP

Anchor Tenant
Costco Warehouse	A+/A1/A+	148,146	10.1%	5/31/2032	$4.39	$116,000	$783	NAV
J.C. Penney	B+/B1/B	100,140	6.9%	2/28/2022	$7.33	$11,188	$112	7.4%
AMC Theatres	B+/NR/B+	75,273	5.2%	2/28/2019	$96,182	$14,486	$804,778	12.7%
Buy Buy Baby/and That!	NR/Baa1/BBB+	73,432	5.0%	1/31/2025	$10.61	NAV	NAV	NAV
Marshalls	NR/A2/A+	61,763	4.2%	1/31/2019	$9.75	$18,001	$291	3.8%
Subtotal		458,754	31.4%

Major Tenants (≥ 10,000 sq. ft.)
Nordstrom Rack	BBB+/Baa1/BBB+	41,321	2.8%	9/30/2020	$8.75	$18,500	$448	NAV
T.J. Maxx	NR/A2/A+	40,857	2.8%	5/31/2019	$11.00	$9,138	$224	6.1%
Last Call Neiman Marcus	NR/B3/NR	34,000	2.3%	1/31/2020	$14.67	$4,242	$125	12.1%
Sears Appliance Outlet	CC/Caa1/CCC+	33,103	2.3%	6/30/2019	$11.50	$3,700	$112	NAV
XXI Forever	NR/NR/NR	30,428	2.1%	1/31/2020	$24.00	$6,005	$197	12.0%
Saks Fifth Avenue Off 5	NR/NR/NR	28,000	1.9%	10/31/2023	$20.77	$5,171	$185	11.2%
Group USA	NR/NR/NR	27,068	1.9%	3/31/2018	$7.98	$2,754	$102	15.7%
Bloomingdales The Outlet	NR/NR/NR	25,038	1.7%	1/31/2021	$21.13	$3,443	$138	14.7%
H&M	NR/NR/NR	22,686	1.6%	1/31/2023	$28.98	$7,020	$309	9.4%
Off Broadway Shoes	NR/NR/NR	22,013	1.5%	8/31/2019	$16.38	$3,462	$157	13.7%
The Children’s Place	NR/NR/NR	20,004	1.4%	5/31/2022	$27.00	$5,759	$288	7.5%
Modell’s Sporting Goods	NR/NR/NR	17,265	1.2%	1/31/2024	$21.00	$1,949	$113	30.0%
Nike Factory Store	NR/A1/AA-	16,319	1.1%	6/30/2021	$22.03	$9,117	$559	4.9%
Books-A-Million	NR/NR/NR	13,981	1.0%	6/30/2018	$11.06	$1,546	$111	10.0%
Polo Ralph Lauren Factory Store	NR/A2/A	12,682	0.9%	1/31/2021	$25.95	$8,088	$638	4.1%
Gap Outlet	BB+/Baa2/BB+	11,713	0.8%	1/31/2019	$20.16	$4,812	$411	9.8%
Victoria’s Secret	NR/NR/NR	10,000	0.7%	1/31/2021	$26.50	$7,220	$722	8.7%
Subtotal		406,478	27.8%

In-line Tenants (<10,000 sq. ft.)(8)		560,977	38.4%				$452(9)	14.4%(9)

Total Occupied Collateral		1,426,209	97.7%

Vacant		33,800	2.3%
Total Collateral		1,460,009	100.0%

(1)	Based on rent roll as of September 20, 2016.

(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.

(3)	Annual U/W Base Rent PSF includes rent steps through May 2017 and excludes temporary tenant income.

(4)	Annual U/W Base Rent PSF is calculated based on 18 screens rather than Sq. Ft. for the AMC Theatres tenant.

(5)	Some tenants at the Potomac Mills Mall are not required to report total sales and in such cases, Sales PSF and Occupancy Cost (% of Sales) are not available. Total sales PSF and Occupancy Cost (% of Sales) are for the trailing 12-month period ending June 30, 2016 with the exception of IKEA, Burlington Coat Factory, Costco Warehouse, Nordstrom Rack and Sears Appliance Outlet which reflect the borrower sponsor’s estimated sales for the 12-month period ending December 31, 2015.

(6)	The IKEA improvements are not part of the collateral. IKEA has prepaid ground rent through the term of its lease and has the right to purchase the land at any time for a purchase price of $1.00. Therefore, the IKEA tenant has been excluded from the underwriting.

(7)	The Burlington Coat Factory improvements are tenant owned and therefore the Burlington Coat Factory tenant has been excluded from the underwriting.

(8)	In-line Tenants (<10,000 sq. ft.) include food court, kiosk, and temporary tenants.

(9)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft. and in occupancy from January of the prior year.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	7	7,792	0.5%	7,792	0.5%	$86.04	2.1%	2.1%
2016	3	4,112	0.3%	11,904	0.8%	$59.91	0.8%	2.8%
2017	23	74,317	5.1%	86,221	5.9%	$39.39	9.1%	11.9%
2018	16	81,032	5.6%	167,253	11.5%	$22.67	5.7%	17.6%
2019	18	278,554	19.1%	445,807	30.5%	$17.96	15.5%	33.1%
2020	19	155,373	10.6%	601,180	41.2%	$24.11	11.6%	44.7%
2021	19	111,242	7.6%	712,422	48.8%	$27.90	9.6%	54.3%
2022	16	170,887	11.7%	883,309	60.5%	$17.77	9.4%	63.7%
2023	25	137,241	9.4%	1,020,550	69.9%	$31.23	13.3%	77.0%
2024	16	70,806	4.8%	1,091,356	74.7%	$29.64	6.5%	83.5%
2025	17	132,240	9.1%	1,223,596	83.8%	$21.07	8.6%	92.1%
2026	11	33,666	2.3%	1,257,262	86.1%	$37.05	3.9%	96.0%
Thereafter	14	168,947	11.6%	1,426,209	97.7%	$7.73	4.0%	100.0%
Vacant	NAP	33,800	2.3%	1,460,009	100.0%	NAP	NAP
Total / Wtd. Avg.	204	1,460,009	100.0%			$22.64	100.0%
(1)	Based on rent roll as of September 20, 2016.

(2)	Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

In the trailing twelve month period ending June 30, 2016, in-line tenants in occupancy reported annual sales of $452 per sq. ft. with an occupancy cost of 14.4%.

In-line Tenant Sales(1)
	2014	2015(2)	T-12 6/30/2016(2)
Sales PSF	$481	$461	$452
Occupancy Cost	13.3%	14.1%	14.4%
(1)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft. and in occupancy from January of the prior year.

(2)	According to the borrower sponsor, traffic into the center in 2015 was affected by construction on Interstate 95, which negatively impacted sales. The construction is now complete.

Environmental Matters.   The Phase I environmental report dated September 16, 2016 recommended no further action at the Potomac Mills Property.

The Market.    The Potomac Mills Property is situated along the north side of Smoketown Road/Opitz Boulevard within Woodbridge Virginia, approximately 20 miles south of Washington, DC. Potomac Mills Circle encircles the Potomac Mills Property and has multiple points of access along Smoketown Road, Gideon Drive, Telegraph Road and Worth Avenue, which extends north to Prince Williams Parkway. According to the appraisal, Smoketown Road and Prince Williams Parkway have average daily traffic counts of 33,749 and 44,512, respectively. Within a 25-mile drive of the Potomac Mills Property are Falls Church and Fairfax counties, which are two of the three wealthiest counties in the nation according to the 2014 Census Bureau Report.

The Potomac Mills Property is located within the Washington, D.C. Metropolitan Statistical Area (“MSA”), which is the seventh most populous MSA in the nation. Fourteen Fortune 500 companies have headquarters located in the Washington, D.C. MSA, including but not limited to Northrop Grumman, Lockheed Martin, General Dynamics, Fannie Mae and Freddie Mac. According to the appraisal, the Washington, D.C. MSA gross metro product (GMP) increased by 2.2% in 2015 and is expected to grow by 2.9% annually over the next 5 years. The primary economic drivers of the Washington, D.C. MSA are the federal government, defense and high technology. The Washington, D.C. MSA is home to both the Ronald Reagan Washington National Airport and Washington Dulles International Airport, which are utilized by approximately 45.0 million passengers annually, representing a passenger increase of approximately 5.8% over prior year. The unemployment rate in the Washington, D.C. MSA was 4.1% in the first quarter of 2016 which represents a decline of approximately 0.0060% versus the prior 12 month period. In 2015, the population and average household income within the Potomac Mills Property trade area were approximately 1,076,000 and $125,000, respectively. The appraiser estimated market rent to be $33.21 per sq. ft. on a triple-net basis for in-line tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Competitive Set(1)
Name	Potomac Mills Property	Manassas Mall	Fair Oaks Mall	Springfield Town Center	Stonebridge At Potomac Town Center	Tanger Outlet Center	St. Charles Town Center	Spotsylvania Towne Centre

Competition	NAP	Regional	Regional	Regional	Local	Local	Regional	Regional

Distance from Subject	NAP	15.0 miles	15.0 miles	11.0 miles	1.0 miles	19.0 miles	20.0 miles	27.0 miles

City, State	Woodbridge, VA	Manassas, VA	Fairfax, VA	Springfield, VA	Woodbridge, VA	Fort Washington, MD	Waldorf, MD	Fredericksburg, VA

Property Type	Super Regional Outlet Mall	Super Regional Center/Mall	Super Regional Center/Mall	Super Regional Center/Mall	Lifestyle Center	Outlet Center	Super Regional Center/Mall	Super Regional Center/Mall
Year Built / Renovated	1985 / 2005, 2012	1972 /2015	1980/NAP	1973/2014	2008/NAP	2013/NAP	1990/2015	1980/2008

Total Occupancy	98%(2)	94%	93%	87%	87%	100%	97%	95%

Anchor Size (Sq. Ft.)	458,754(3)	654,249	993,981	600,000	164,718	221,765	652,265	863,269

Total Size (Sq. Ft.)	1,460,009(3)	906,463	1,550,434	1,300,000	485,611	221,765	652,265	863,269

Anchor Tenants	IKEA (non-collateral), Costco Warehouse, J.C. Penney, Burlington Coat Factory (non-collateral)	Macy’s, At Home, Sears, Walmart	J.C. Penney, Lord & Taylor, Macy’s, Macy’s Home, Sears	Macy’s, Target, J.C. Penney, Dick’s Sporting Goods, Regal Cinema, LA Fitness	Wegmans	NAP	Macy’s, Macy’s Home, J.C. Penney, Sears, Kohl’s, Dick’s Sporting Goods	Belk, Costco, Dick’s Sporting Goods, J.C. Penney, Macy’s, Sears
(1)	Source: Appraisal and underwritten rent roll.

(2)	Total Occupancy for Potomac Mills Property is based on only the collateral square footage of 1,460,009 as of September 20, 2016 and includes temporary tenants.

(3)	Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) exclude non-collateral tenants.

Cash Flow Analysis.

Cash Flow Analysis
	2014	2015	T-12 8/31/2016	U/W	U/W PSF
Base Rent(1)	$31,014,331	$31,707,142	$32,164,075	$32,296,139	$22.12
Value of Vacant Space	0	0	0	2,034,462	1.39
Gross Potential Rent	$31,014,331	$31,707,142	$32,164,075	$34,330,601	$23.51
Total Recoveries	17,019,559	16,706,267	17,076,158	17,154,584(2)	11.75
Total % Rents	1,084,831	942,235	1,184,702	1,018,596	0.70
Total Other Income	4,050,543	4,001,498	4,254,633	4,254,633	2.91
Less: Vacancy & Credit Loss(2)	(172,799)	(20,883)	(40,554)	(2,837,921)	(1.94)
Effective Gross Income	$52,996,465	$53,336,259	$54,639,014	$53,920,492	$36.93
Total Operating Expenses	15,601,250	14,386,618	14,340,962	13,594,604	9.31
Net Operating Income	$37,395,215	$38,949,641	$40,298,052	$40,325,888	$27.62
TI/LC	0	0	0	1,289,527	0.88
Capital Expenditures	0	0	0	322,385	0.22
Net Cash Flow	$37,395,215	$38,949,641	$40,298,052	$38,713,977	$26.52

(1)	U/W Base Rent includes contractual rent steps through May 2017, totaling $470,928.

(2)	U/W Vacancy & Credit Loss is based on an economic vacancy of 5.0% of Gross Potential Rent, Total Recoveries and Total % Rents. Per rent roll dated September 20, 2016, in-place physical occupancy is 97.7%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Property Management.    The Potomac Mills Property is managed by Simon Management Associates II, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Potomac Mills Whole Loan is structured with a hard lockbox and springing cash management. In place cash management and a full excess cash flow sweep will occur during the occurrence of a Lockbox Period.

A “Lockbox Period” will be in effect during the following periods: (i) upon the occurrence of an event of default until cured; (ii) upon the occurrence of any bankruptcy or insolvency proceeding of the property manager (if the property manager is an affiliate of the borrower) until, in the case of the property manager, it is replaced with a qualified property manager pursuant to a replacement management agreement within 60 days or such bankruptcy action is dismissed within 90 days or (iii) upon the occurrence of, as of the date of determination, the debt service coverage ratio based on the trailing four-calendar quarter period immediately preceding the date of such determination falling below 1.35x for two consecutive calendar quarters until the amortizing debt service coverage ratio based on the trailing four-calendar quarters of at least 1.35x has been achieved for two consecutive calendar quarters. A Lockbox Period is only permitted to be cured up to five times in the aggregate during the term of the Potomac Mills Whole Loan provided that no event of default is continuing.

Initial Reserves.    None.

Ongoing Reserves.    Monthly real estate tax payments in the amount of 1/12th of the estimated annual real estate taxes payable are required (i) during the continuance of a Debt Service Coverage Ratio Reserve Trigger Period, (ii) during the continuance of an event of default, or (iii) if the borrower fails to provide satisfactory evidence to the lender that taxes have been paid prior to delinquency.

If an event of default has occurred or is continuing or if borrower fails to provide satisfactory evidence that the insurance policies are being maintained as part of a reasonably acceptable blanket insurance policy providing coverage required under the loan agreement, the borrower is required to make monthly deposits for the payment of insurance in an amount equal to 1/12th of the estimated annual insurance premium payable.

Additionally, during a Debt Service Coverage Ratio Trigger Period the borrower is required to make monthly deposits: (i) for replacements and repairs in an amount equal to $26,900 (subject to a cap of $645,000) and (ii) for tenant improvements and leasing commissions in an amount equal to $107,500 (subject to a cap of $2,580,000).

A “Debt Service Coverage Ratio Reserve Trigger Period” will be in effect if, as of the date of determination, the amortizing debt service coverage ratio based on the trailing four-calendar quarter period immediately preceding the date of such determination falls below 1.40x until the debt service coverage ratio, as calculated under the loan documents, is at least equal to 1.40x for two consecutive calendar quarters.

Current Mezzanine or Subordinate Indebtedness. The Potomac Mills Whole Loan includes the Junior Companion Loans, with an aggregate principal balance of $125.0 million. The Junior Companion Loans are coterminous with the Senior Loans, and accrue interest at a rate of 4.55%. The Senior Loans are generally senior in right of payment to the Junior Companion Loans. The Junior Companion Loans have customary rights to cure events of default, approve major decisions and purchase the defaulted Senior Loans. See “Description of the Mortgage Pool – The Whole Loans – Potomac Mills Whole Loan” in the Preliminary Prospectus.

Future Mezzanine or Subordinate Indebtedness Permitted. None

Partial Release. Any time during the term of the Potomac Mills Whole Loan, the borrower may obtain the release of immaterial or non-income producing portions of the Potomac Mills Property, provided that no event of default has occurred and is continuing.

If the tenant under the IKEA lease exercises its purchase option, the borrower may also obtain the release of the IKEA parcel without the consent of any person if the borrower delivers reasonably satisfactory evidence to the lender that the IKEA parcel has been subdivided from the remainder of the Potomac Mills Property in accordance with applicable legal requirements and the remainder of the Potomac Mills Property constitutes a separate tax lot.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Burlington
Marshalls
COSTCO
amc
THEATRES
H&M
Columbia
buybuy BABY
LOFT
EXPRESS
MODELL'S
rack

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Potomac Mills Circle Woodbridge, VA 22192	Collateral Asset Summary – Loan No. 3 Potomac Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 38.0% 4.39x 13.9%

Lake Ridge
Occoquan
Agnewville
Bethel
Woodbridge
Potomac Mills
2700 Potomac Mills Circle
Woodbridge, VA 22192
Minnieville
Dale City
Montclair
Southbridge
EAGLE POINTE
Occoquan Bay
WOODBRIDGE STATION
RIPPON STATION
Washington, D.C.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor(1):	Hedreen Holdings LLC
Borrower:	7th & Pine LLC
Original Balance:	$60,000,000
Cut-off Date Balance:	$60,000,000
% by Initial UPB:	7.6%
Interest Rate:	4.6310%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date:	November 6, 2026
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$71,667	$35,834
Insurance:	$6,000	$1,500
Replacement:	$0	$4,361
TI/LC:	$0	$2,012
Common Charge Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$166
Balloon Balance / Sq. Ft.:	$166
Cut-off Date LTV:	56.1%
Balloon LTV:	56.1%
Underwritten NOI DSCR:	1.71x
Underwritten NCF DSCR:	1.69x
Underwritten NOI Debt Yield:	8.0%
Underwritten NCF Debt Yield:	7.9%
Underwritten NOI Debt Yield at Balloon:	8.0%
Underwritten NCF Debt Yield at Balloon:	7.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Mixed Use
Collateral(3):	Fee Simple
Location:	Seattle, WA
Year Built / Renovated:	1999-2001 / NAP
Total Sq. Ft.:	361,650
Property Management:	R.C. Hedreen Co.
Underwritten NOI:	$4,826,473
Underwritten NCF:	$4,750,005
Appraised Value:	$107,000,000
Appraisal Date:	September 9, 2016

Historical NOI
Most Recent NOI:	$4,664,051 (T-12 July 31, 2016)
2015 NOI:	$4,593,299 (December 31, 2015)
2014 NOI:	$4,502,803 (December 31, 2014)
2013 NOI:	$4,040,936 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	100.0% (October 1, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)

(1)	The non-recourse carveout guarantor is Hedreen Holdings LLC.

(2)	See “Initial Reserves” and “Ongoing Reserves” below.

(3)	The collateral for the loan consists of the parking and retail unit of a two unit condominium regime (that also includes a hotel unit owned by an affiliate of the borrower). See “The Property” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

The Loan. The 7th & Pine loan (the “7th & Pine Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 361,650 sq. ft. condominium unit (the “7th & Pine Property”), consisting of parking and retail space of a 7-story mixed-use building. The 7th & Pine Property is located in Seattle, Washington and the 7th & Pine Loan had an original principal balance of $60.0 million. The 7th & Pine Loan has a 10-year term and is interest only. The 7th & Pine Loan accrues interest at a fixed rate equal to 4.6310% and has a cut-off date balance of $60.0 million. The 7th & Pine Loan proceeds were used to retire existing debt of approximately $40.4 million, fund reserves of $77,667, pay origination costs of approximately $0.3 million and return approximately $19.2 million of equity to the borrower. Based on the appraised value of $107.0 million as of September 9, 2016, the cut-off date LTV is 56.1%. The most recent prior financing of the 7th & Pine Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$60,000,000	100.0%	Loan Payoff	$40,379,527	67.3%
			Return of Equity	$19,242,405	32.1%
			Origination Costs	$300,401	0.5%
			Reserves	$77,667	0.1%
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

The Borrower / Sponsor. The borrower for this transaction is 7th & Pine LLC, a single purpose Delaware limited liability company structured to be bankruptcy-remote with two (2) independent directors in its organizational structure. The non-recourse carveout guarantor is Hedreen Holdings LLC.

Richard Hedreen, the CEO of R.C. Hedreen Co., the parent company of Hedreen Holdings LLC, has over 50 years of real estate experience working on development, acquisition, and management of office buildings, hotels, retail centers, and residential properties. Mr. Hedreen’s real estate portfolio includes the Renaissance Seattle Hotel, Hyatt at Olive 8, and the Grand Hyatt Seattle located above the retail and parking at the 7th & Pine Property. In addition, Mr. Hedreen is currently in the process of developing Seattle’s largest hotel, 8th & Howell.

The Property. The 7th & Pine Property consists of a 950-stall parking garage and a ground floor retail space totaling 24,140 sq. ft., leased to 8 tenants, located on 7th Avenue between Pike Street and Pine Street, in a seven-story building in the central business district of downtown Seattle, Washington. The Grand Hyatt Seattle hotel, which is not collateral for the 7th & Pine Loan is located directly above the ground floor retail and parking at the 7th & Pine Property. Additionally, the 7th & Pine Property is located across Pike Street, which is covered by a glass archway, from the Washington State Convention Center.

The 7th & Pine Property consists of one unit in a two unit condominium regime (the “Pine Street Condominium”). The other unit consists of a hotel unit that is comprised of a portion of the Grand Hyatt Seattle hotel, which is owned by an affiliate of the borrower. The Pine Street Condominium is also the ground unit of a larger condominium regime, known as the “Northwest Block Condominium” that consists of three units. For additional information, see “Description of the Mortgage Pool—Mortgage Pool Characteristics—Condominium Interests” in the Preliminary Prospectus.

The parking garage consists of 950 stalls and is located 0.2 miles from the Interstate 5 exit ramp. Since 2002, the garage portion of the 7th & Pine Property was operated by the borrower sponsor and managed by SP Plus Corporation (“Standard Parking”). However, on October 17, 2016, Standard Parking executed a new 10-year triple net lease to operate and manage the parking garage. The table below represents the historical parking garage revenue breakdown at the 7th & Pine Property:

Parking Garage Revenue Breakdown(1)
	2013	2013%	2014	2014%	2015	2015%
Monthly Parking	$1,539,815	42.8%	$1,824,124	44.8%	$2,559,576	50.1%
Visitor Parking	$1,750,787	48.6%	$1,964,196	48.3%	$2,239,156	43.8%
Validation / Script Sales	$74,153	2.1%	$31,866	0.8%	$59,795	1.2%
Hotel Guest Parking/ Valet	$233,359	6.5%	$247,534	6.1%	$239,973	4.7%
Access Card Revenue	$3,709	0.1%	$579	0.0%	$2,400	0.0%
Other Revenue	$35	0.0%	$0	0.0%	$10,312	0.2%
Total Parking Revenue	$3,601,858	100.0%	$4,068,299	100.0%	$4,240,442	100.0%
(1)	As provided by borrower as of December 31, 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

The ground floor retail space is 100.0% occupied by 8 retail tenants including Cheesecake Factory, Blue C Sushi, and Starbucks among others. The table below represents the historical retail sales per sq. ft. at the 7th & Pine Property.

Historical Retail Tenant Sales per SF
Tenant	Sq. Ft.	2012	2013	2014	2015	TTM-7/31/2016(1)
Blue C. Sushi	4,250	$534.1	$537.9	$492.7	$505.3(2)	NAV
Cheesecake Factory	11,330	$869.7	$871.0	$883.8	$923.7	$941.1
Hertz	980	$2,530.4	$2,840.8	NAV	NAV	NAV
New York Deli	1,250	$536.3	$566.5	$627.6	$745.6	$777.2
(1)	As provided by borrower as of July 31, 2016.
(2)	Represents eight months annualized.

Tenant Summary(1)
Tenant	Tenant Type	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Major Tenants
Standard Parking(3)	Garage	NR/NR/NR	337,510	93.3%	$10.07	73.6%	10/31/2026
Cheesecake Factory(4)	Retail	NR/NR/NR	11,330	3.1%	$42.58	10.4%	1/31/2022
Blue C Sushi(5)	Retail	NR/NR/NR	4,250	1.2%	$66.00	6.1%	11/1/2019
Starbucks(6)	Retail	A/A2/A-	2,080	0.6%	$72.57	3.3%	8/28/2021
Café Yumm(7)	Retail	NR/NR/NR	2,000	0.6%	$41.52	1.8%	5/16/2023
Total Major Tenants			357,170	98.8%	$12.31	95.2%
Remaining Tenants			4,480	1.2%	$49.63	4.8%
Total Occupied Collateral			361,650	100.0%	$12.77	100.0%
Vacant			0	0.0%
Total			361,650	100.0%

(1)	Based on the rent roll dated: October 1, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Standard Parking has one five-year extension option and has no termination options.

(4)	The Cheesecake Factory executed a fifteen-year lease in October 2000, and exercised an extension option in 2002 to extend the term through 2022. If the gross sales from the premises are less than $5,000,000, Cheesecake Factory may terminate the lease as of the end of the next lease year with written notice no more than ninety days after the end of the fiscal year in which the minimum sales were not achieved. As of July 31, 2016, Cheesecake Factory reported TTM sales of $10.7MM or $941 per sq. ft.

(5)	Blue C Sushi has two five-year extension options.

(6)	Starbucks has two five-year extension options, with adjusted base rents during such extension options of $186,547 and $208,928, respectively.

(7)	Café Yumm has two five-year extension options.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	800	0.2%	800	0.2%	$22.50	0.4%	0.4%
2016	0	0	0.0%	800	0.2%	$0.00	0.0%	0.4%
2017	1	50	0.0%	850	0.2%	$80.00	0.1%	0.5%
2018	0	0	0.0%	850	0.2%	$0.00	0.0%	0.5%
2019	2	5,500	1.5%	6,350	1.8%	$63.50	7.6%	8.0%
2020	0	0	0.0%	6,350	1.8%	$0.00	0.0%	8.0%
2021	2	3,060	0.9%	9,410	2.6%	$67.17	4.5%	12.5%
2022	1	11,330	3.1%	20,740	5.7%	$42.58	10.4%	22.9%
2023	2	3,400	0.9%	24,140	6.7%	$47.07	3.5%	26.4%
2024	0	0	0.0%	24,140	6.7%	$0.00	0.0%	26.4%
2025	0	0	0.0%	24,140	6.7%	$0.00	0.0%	26.4%
2026	2	337,510	93.3%	361,650	100.0%	$10.07	73.6%	100.0%
Thereafter	0	0	0.0%	361,650	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	361,650	100.0%	NAP	NAP
Total / Wtd. Avg.	11	361,650	100.0%			$12.77	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

Standard Parking (337,510 sq. ft.; 93.3% of NRA; 73.6% of U/W Base Rent)Standard Parking provides parking management, ground transportation and other ancillary services to commercial, institutional, and municipal clients in the United States, Puerto Rico, and Canada. Standard Parking’s various on-site parking management and ground transportation services comprise facility maintenance, event logistics services, training, scheduling, and supervising of various service personnel. Standard Parking also provides customer service, marketing, and accounting and revenue control functions to facilitate the operation of its clients’ facilities or events. As of December 31, 2015, Standard Parking managed approximately 3,900 parking facility locations with approximately 2.0 million parking spaces in approximately 346 cities, and also operated 77 parking-related service centers serving 71 airports and a fleet of approximately 800 shuttle buses and 390 valet locations. Standard Parking was founded in 1929 and is based in Chicago, Illinois. Additionally, Standard Parking operates 45 parking garages in the Seattle area.

Standard Parking executed a ten-year lease in October 2016 with a lease expiration date of October 31, 2026. The lease is structured with one, five-year extension option.

Cheesecake Factory (11,330 sq. ft.; 3.1% of NRA; 10.4% of U/W Base Rent) The Cheesecake Factory Inc. (the “Cheesecake Factory”) operates full-service and casual dining restaurants in the United States. As of May 31, 2016, it owned and operated 202 casual dining restaurants throughout the United States and Puerto Rico, including 189 restaurants under the Cheesecake Factory mark; 12 restaurants under the Grand Lux Café mark; and 1 restaurant under the RockSugar Pan Asian Kitchen mark. Third parties operate 11 additional the Cheesecake Factory branded restaurants under licensing agreements. In addition, the company also produces cheesecakes and other baked products for foodservice operators, retailers, and distributors. Cheesecake Factory was founded in 1972 and is headquartered in Calabasas Hills, California.

Cheesecake Factory executed a fifteen-year lease in October 2000, and exercised an extension option in 2002 to extend the expiration date to 2022. If the gross sales from the premises are less than $5,000,000, Cheesecake Factory may terminate the lease as of the end of the next lease year with written notice no more than ninety days after the end of the fiscal year in which the minimum sales were not achieved. Cheesecake Factory has been at the 7th & Pine Property since 2002 and as of July 31, 2016 reported TTM sales of $10.7MM or $941 PSF resulting in an occupancy cost of 8.1%.

Environmental Matters. The Phase I environmental report dated September 16, 2016 recommended no further action at the 7th & Pine Property.

The Market. The 7th & Pine Property is located in the central business district (“CBD”) of downtown Seattle. The 7th & Pine Property’s location provides convenient access to the financial center, the Puget Sound waterfront, the surrounding retail areas, and the First Hill neighborhood. Nearby employers include Amazon, Nordstrom, Amgen, Bank of America, Starbucks, Microsoft and Adobe.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

The 7th & Pine Property is situated just south of the South Lake Union neighborhood. In 2010, Amazon relocated its headquarters to South Lake Union. Presently, Amazon employs more than 20,000 employees in Seattle spread across more than 30 buildings in downtown and South Lake Union. In March 2016, Google announced the development of a 607,000 built-to-suit office space in South Lake Union expected to be delivered by 2019.

The 7th & Pine Property is also located 0.1 miles from the Washington State Convention Center Development. The Washington State Convention Center is being expanded at an approximate cost of $1.8 billion expected to be completed in 2020. The expansion is expected to add approximately 250,000 sq. ft. of exhibition space, 125,000 sq. ft. of meeting rooms, and 60,000 sq. ft. of ballroom space to the current Convention Center capacity. There are also two shopping malls located in a three-block radius, Pacific Place and Westlake Center. Pacific Place is located across Pine Street from the 7th & Pine Property and Westlake Center is located at the intersection of Pine Street and 5th Avenue.

The 2016 population in a three-mile radius of the 7th & Pine Property was estimated to be 199,789. The 2016 average household income in a three-mile radius of the 7th & Pine Property was estimated to be $94,914. According to the Bureau of Labor Statistics as of August 2016, the Seattle metropolitan statistical area’s unemployment rate was 4.2%, below the Washington state unemployment rate of 5.6%.

The appraisal analyzed a set of ten recent retail leases negotiated in comparable buildings in the 7th & Pine Seattle Retail & Parking Property’s’ competitive market. These comparable leases range in size from 2,015 sq. ft. to 38,680 sq. ft. and have terms ranging from five to 15 years. The comparables exhibit a range of rents from $43.00 per sq. ft. to $90.00 per sq. ft., with an average of $55.46 per sq. ft., above the average retail rent of $47.08 per sq. ft. at the 7th & Pine Seattle Retail & Parking Property.

Retail Rent Comparables(1)
Building	Year Built	GLA(2)	Lease Date	Tenant	Lease Area (Sq. Ft.)	Base Rent
7th & Pine Property	1999-2001	24,140	Various	Various	Various	47.08
The Fourth and Pike Building	1927	106,000	Feb-14	Walking Company (Renewal)	2,015	$62.50
The Fourth and Pike Building	1927	106,000	Jan-12	Carhart	3,700	$43.00
1505 Fifth Avenue Building	1926	77,024	Feb-16	Madewell Inc.	6,029	$48.66
Fifth and Pine Building	1973	76,485	Dec-14	Sephora	5,270	$90.00
601 Pine Street Retail Building	1929	69,856	Jan-11	Forever 21	38,680	$46.00
1411 Fourth Avenue Building	1928	124,339	Jun-13	Opus Bank	3,342	$58.00
Seaboard Building	1909	77,024	Sep-13	Arteryx Clothing	2,500	$70.00
Coliseum Building	1915	16,200	Feb-15	Banana Republic	16,200	$67.90
Logan Building	1958	115,290	Jun-16	Charles Schwab	5,070	$62.00
Logan Building	1958	115,290	Sep-15	Specialty Cafe	4,162	$50.00
Total / Wtd. Avg.(3):		662,218			8,697	$55.46
(1)	Source: Appraisal.

(2)	The sq. ft. of the 7th & Pine Property excludes the parking component of the 7th & Pine Property. The base rent for the 7th & Pine Property is the average in place contractual rents.

(3)	The average base rent excludes the 7th & Pine Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 7/31/2016	U/W	U/W PSF
Base Rent(1)	$1,272,515	$1,263,585	$1,263,297	$1,257,930	$4,619,262	$12.77
Value of Vacant Space	0	0	0	0	0	$0.00
Gross Potential Rent	$1,272,515	$1,263,585	$1,263,297	$1,257,930	$4,619,262	$12.77
Total Recoveries	509,623	562,471	596,716	610,235	1,854,200	$5.13
% Rents	96,647	106,558	119,932	117,074	50,722	$0.14
Other Income(2)	3,604,692	4,071,358	4,242,423	4,414,724	218,936	$0.61
Less: Vacancy(3)	0	0	0	0	(173,182)	($0.48)
Effective Gross Income	$5,483,476	$6,003,972	$6,222,368	$6,399,963	$6,569,938	$18.17
Total Operating Expenses	1,442,540	1,501,168	1,629,068	1,735,911	1,743,465	$4.82
Net Operating Income	$4,040,936	$4,502,803	$4,593,299	$4,664,051	$4,826,473	$13.35
TI/LC	0	0	0	0	$24,140	$0.07
Capital Expenditures	0	0	0	0	$52,328	$0.14
Net Cash Flow	$4,040,936	$4,502,803	$4,593,299	$4,664,051	$4,750,005	$13.13
(1)	U/W Base Rent is based on the rent roll dated October 1, 2016, which includes the newly executed lease with Standard Parking.

(2)	For years 2013, 2014, 2015 and T-12 7/31/2016, a portion of Other Income represents income from the parking component of the 7th & Pine Property. In the Underwritten cash flow column the income from parking is incorporated in base rent.

(3)	U/W Vacancy is based on a 5.0% vacancy on the first floor retail spaces, which is in line with the appraisal’s vacancy conclusion. Additionally, a 2.0% vacancy was applied to the parking lease, compared to the Appraisal’s conclusion of 0% vacancy.

Property Management. The 7th & Pine Seattle Retail & Parking Property is managed by R.C. Hedreen Co, an affiliate of the borrower.

Lockbox / Cash Management. The 7th & Pine Loan is structured with a hard lockbox and in-place cash management. A full excess cash sweep is required to occur upon (i) an event of default, (ii) the occurrence of any bankruptcy action of borrower, principal, guarantor or property manager, (iii) the failure by the borrower after the end of two calendar quarters to maintain a debt service coverage ratio of at least 1.40x until the debt service coverage ratio is equal to at least 1.50x, or (iv) the occurrence of a Parking Garage Cash Trap Period, until the occurrence of a Parking Garage Cash Trap Cure Event.

“Parking Garage Tenant” means Standard Parking or any replacement tenant for all or any portion of the parking garage space.

“Parking Garage Lease” means the lease with Standard Parking or any replacement lease pursuant to and in accordance with the 7th & Pine Loan.

A “Parking Garage Cash Trap Period” will occur: (i) the date which is the earlier to occur of (A) six calendar months prior to the expiration date under the Parking Garage Lease, if the related tenant has not exercised its renewal option, or (B) the date the Parking Garage Tenant delivers written notice or otherwise indicates its intention not to renew the Parking Garage Lease for all of the leased space; (ii) if the tenant is the subject of a bankruptcy action, (iii) if the parking garage lease is surrendered, cancelled or terminated without the lender’s prior written approval or the related tenant indicates its intention to terminate the Parking Garage Lease or (iv) the occurrence of a monetary default by the related tenant under the Parking Garage Lease.

A Parking Garage Cash Trap Period will end (such date, the “Parking Garage Cash Trap Cure Event”) (1) with respect to a matter described in clause (i) above, on the date that the borrower has (i) renewed or extended the Parking Garage Lease (for all of its respective space for a term of not less than five years, in a form acceptable to the lender), or (ii) entered into a new lease with an acceptable replacement tenant and delivered to lender (A) a copy of such renewal or new lease, (B) an acceptable tenant estoppel certificate, (C) evidence that all leasing brokerage commissions payable by the borrower have been paid and (D) with respect to a new lease, a subordination, non-disturbance and attornment agreement from each such replacement tenant in form and substance satisfactory to the lender, (2) with respect to clauses (ii), (iii) or (iv) above, on the date that the borrower has entered into a new lease with an acceptable replacement tenant (for all of the parking garage space for a term of not less than five years, in a form acceptable to the lender) and delivered to the lender the items in (A)-(D) above, and (3) with respect to clause (iv), upon the cure of the subject monetary default under the Parking Garage Lease and no other monetary default by the Parking Garage Tenant under the Parking Garage Lease has occurred and is continuing.

Initial Reserves. At loan origination, the borrowers deposited (i) $71,667 into a tax reserve account and (ii) $6,000 into an insurance reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit (i) 1/12th of the estimated annual real estate taxes, which currently equates to $35,834, into a tax reserve account, (ii) 1/12th of the annual insurance premiums, which currently equates to $1,500, into an insurance reserve account, (iii) $4,361 ($0.14 per sq. ft. annually) into a replacement reserve account, capped at $100,000, and (iv) $2,012 ($0.07 per sq. ft. annually) into a TI/LC reserve account. If at any time there are common charges assessed or proposed by the condominium, the borrower will be required to deposit the assessed or proposed amount into the common charge reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1508 7th Avenue Seattle, WA 98101	Collateral Asset Summary – Loan No. 4 7th & Pine Seattle Retail & Parking	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 56.1% 1.69x 8.0%

Land Use
Retail
Shopping & Eateries
Office
Businesses & Mixed-Use
Lodging
Hotels & Motels
Institutional
Govt, Educational, Religious
Entertainment
Theaters, Clubs, & Recreational
Residential
Multi-Family Housing
Parking
Lots & Structures
Development
Future & Proposed
7th & Pine Seattle Retail & Parking
1508 7th Avenue
Seattle, WA 98101
SOUTH LAKE UNION
CAPITOL HILL
BELLTOWN
RETAIL CORE
FIRST HILL
PIKE PLACE MARKET
CBD
PIONEER SQUARE
INTERNATIONAL DISTRICT
Elliott Bay
to San Juans
to Victoria, BC
Pier 70
WESTLAKE STATION
UNIVERSITY STATION
PIONEER SQUARE STATION
KING STREET STATION
INTERNATIONAL DISTRICT/ CHINATOWN STATION
Key Arena
Space Needle
Seattle Great Wheel
CenturyLink Field
Safeco Field
Lynnwood
Mill Creek
Edmonds
Shoreline
Bothell
Woodinville
Seattle
Kirkland
Redmond
Bellevue
Newcastle
Renton
MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

Mortgage Loan Information
Loan Seller:	Société Générale
Loan Purpose:	Recapitalization
Borrower Sponsor:	The Macerich Partnership, L.P.
Borrower:	Macerich Fresno Limited Partnership
Original Balance(1):	$40,000,000
Cut-off Date Balance(1):	$40,000,000
% by Initial UPB:	5.1%
Interest Rate:	3.5870%
Payment Date:	1st of each month
First Payment Date:	December 1, 2016
Maturity Date:	November 1, 2026
Amortization:	Interest Only
Additional Debt(1):	$285,000,000 Pari Passu Debt
Call Protection(2)(3):	L(24), D or YM1(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.(6):	$606
Balloon Balance / Sq. Ft.(6):	$606
Cut-off Date LTV:	57.5%
Balloon LTV:	57.5%
Underwritten NOI DSCR:	2.22x
Underwritten NCF DSCR:	2.14x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	8.1%
Underwritten NCF Debt Yield at Balloon:	7.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Regional Mall
Collateral:	Fee Simple
Location:	Fresno, CA
Year Built / Renovated:	1970 / 2003, 2006
Total Sq. Ft.:	957,944
Total Collateral Sq. Ft.:	536,098
Property Management:	Macerich Property Management, LLC
Underwritten NOI:	$26,292,514
Underwritten NCF:	$25,299,225
Appraised Value:	$565,000,000
Appraisal Date:	August 24, 2016

Historical NOI
Most Recent NOI:	$28,060,898 (T-12 June 30, 2016)
2015 NOI:	$28,175,003 (December 31, 2015)
2014 NOI:	$26,351,308 (December 31, 2014)
2013 NOI:	$25,136,449 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy(7):	88.2% (August 31, 2016)
2015 Occupancy:	93.2% (December 31, 2015)
2014 Occupancy:	95.8% (December 31, 2014)
2013 Occupancy:	95.8% (December 31, 2013)
(1)	The Fresno Fashion Fair Loan is part of the Fresno Fashion Fair Whole Loan, which is evidenced by seven pari passu notes in the aggregate original principal amount of $325.0 million. The non-controlling Note A-2-A, with an original principal balance of $40.0 million, will be included in the CFCRE 2016-C6 mortgage trust. The controlling Note A-1-A and non-controlling Notes A-1-B and A-1-C, with respective original principal balances of $60.0 million, $80.0 million and $69.0 million, are currently held by JPMorgan Chase Bank, National Association (“JPMCB”) and expected to be contributed to one or more future securitizations. The non-controlling Notes A-2-B, A-2-C and A-2-D, with respective original principal balances of $36.0 million, $35.0 million and $5.0 million, are currently held by Société Générale (“SG”) and expected to be contributed to one or more future securitizations.

(2)	The lockout period for defeasance will be at least 24 payment dates beginning with and including the first payment date of December 1, 2016. Defeasance of the full $325.0 million Fresno Fashion Fair Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) October 6, 2019. The assumed lockout period of 24 payments is based on the expected CFCRE 2016-C6 securitization closing date in November 2016. The actual lockout period may be longer.

(3)	Partial release is permitted. See “Partial Release” below.

(4)	See “Initial Reserves” and “Ongoing Reserves” below.

(5)	DSCR, LTV, Debt Yield and Balance/ Sq. Ft. calculations are based on the aggregate Fresno Fashion Fair Whole Loan.

(6)	Based on collateral sq. ft.

(7)	Most Recent Occupancy for the Fresno Fashion Fair Property is based on the collateral sq. ft. of 536,098 as of August 31, 2016 and excludes both anchor and temporary tenants. Most Recent Occupancy including temporary tenants is 92.2%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

The Loan. The Fresno Fashion Fair loan (the “Fresno Fashion Fair Loan”) is part of the Fresno Fashion Fair Whole Loan (the “Fresno Fashion Fair Whole Loan”) evidenced by seven pari-passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a super-regional mall totaling 957,944 sq. ft. (the “Fresno Fashion Fair Mall”), of which 536,098 sq. ft. (the “Fresno Fashion Fair Property”), serves as collateral for the Fresno Fashion Fair Whole Loan.

The Fresno Fashion Fair Whole Loan was originated on October 6, 2016 by SG and JPMCB. Note A-2-A, has an original principal balance of $40.0 million, an outstanding principal balance as of the cut-off date of $40.0 million and represents a non-controlling interest in the Fresno Fashion Fair Whole Loan. The related Note A-1-A, A-1-B, A-1-C, A-2-B, A-2-C and A-2-D (the “Fresno Fashion Fair Companion Loans”) have an aggregate original principal balance of $285.0 million. The controlling Note A-1-A and non-controlling notes A-1-B and A-1-C, with respective original principal balances of $60.0 million, $80.0 million, and $69.0 million, are currently held by JPMCB and expected to be contributed to one or more future securitizations. The non-controlling notes A-2-B, A-2-C and A-2-D, with respective original principal balances of $36.0 million, $35.0 million and $5.0 million, and currently held by SG and expected to be contributed to one or more future securitizations.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1-A	$60,000,000	$60,000,000	JPMCB	Yes
Note A-1-B & A-1-C	$149,000,000	$149,000,000	JPMCB	No
Note A-2-A	$40,000,000	$40,000,000	CFCRE 2016-C6	No
Note A-2-B & A-2-C & A-2-D	$76,000,000	$76,000,000	SG	No
Total	$325,000,000	$325,000,000

The Fresno Fashion Fair Whole Loan has an original principal balance and an outstanding principal balance as of the cut-off date of $325.0 million and accrues interest at an interest rate of 3.5870% per annum. The Fresno Fashion Fair Whole Loan had an initial term of 120 months, has a remaining term of 120 months as of the cut-off date and requires interest only payments. The Fresno Fashion Fair Whole Loan matures on November 1, 2026.

The Fresno Fashion Fair Whole Loan proceeds were used to return approximately $322.2 million of equity to the borrower sponsor and pay origination costs of approximately $2.8 million. Based on the appraised value of $565.0 million as of August 24, 2016, the cut-off date LTV ratio is 57.5%. The most recent financing of the Fresno Fashion Fair Mall was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Original Whole Loan Amount	$325,000,000	100.0%	Return of Equity	$322,225,802	99.1%
			Closing Costs	$2,774,198	0.9%
Total Sources	$325,000,000	100.0%	Total Uses	$325,000,000	100.0%

The Borrower / Borrower Sponsor.  The borrower is Macerich Fresno Limited Partnership; a single purpose California limited partnership structured to be bankruptcy remote with two independent directors in its organizational structure. The sponsor of the borrower and the non-recourse carveout guarantor is The Macerich Partnership, L.P.

The Macerich Company (“Macerich”) (NYSE: MAC) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers specializing in retail with significant presence in the Pacific Rim, Arizona, Chicago and the Metro New York to Washington, DC corridor. Macerich is the sole general partner of, and owns a majority of the ownership interests in The Macerich Partnership, L.P., which will serve as the non-recourse carveout guarantor. As of October 2016, Macerich owned 56.0 million sq. ft. of real estate consisting primarily of interests in 51 regional shopping centers and reported a share price of $76.11 with total market capitalization of $11.0 billion. Macerich reported full-year 2015 revenues of $1.3 billion with net income of $488.0 million. See “Description of the Mortgage Pool — Non-Recourse Carveout Limitations”and “Description of the Mortgage Pool — Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings”in the Preliminary Prospectus.

The Property. The Fresno Fashion Fair Property consists of the borrower’s fee interest in a portion of a combination enclosed and open-air, single story, super-regional mall located in Fresno, California. Built in 1970, Fresno Fashion Fair Mall contains approximately 957,944 sq. ft. of retail space, of which 536,098 sq. ft. serves as collateral for Fresno Fashion Fair Whole Loan. The Fresno Fashion Fair Mall serves as the primary super-regional mall in its trade area and is anchored by Macy’s, JCPenney, Forever 21 and Macy’s Men’s & Children’s. For the trailing 12-month period ending August 2016, JCPenney totaled $36.0 million in annual sales ($234 PSF) and has outperformed the JCPenney national average in annual sales by approximately $23.5 million. Macy’s owns its underlying land and improvements and is not collateral for the Fresno Fashion Fair Whole Loan. The Forever 21 anchor parcel was conveyed to an affiliate of the borrower sponsor prior to origination and does not serve as collateral for the Fresno Fashion Fair Whole Loan; however,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

the tenant is responsible for its proportionate share of CAM and tax reimbursements. Outside of the four anchor tenants, no individual tenant occupies more than 2.7% of collateral net rentable area or accounts for more than 3.5% in underwritten base rent.

As of August 31, 2016, the Fresno Fashion Fair Property was 88.2% (92.2% including temporary tenants) occupied. The overall mall, inclusive of non-owned anchor tenants, is 93.4% occupied (95.6% including temporary tenants). The largest non-anchor collateral tenant, Victoria’s Secret, leases 14,530 sq. ft. (2.7% of the collateral net rentable area) through January 2027. Victoria’s Secret contributes 3.5% of the total underwritten base rent and reported sales of $683.0 per sq. ft. for the trailing 12-months ending August 31, 2016. The second largest non-anchor collateral tenant, Love Culture, leases 14,135 sq. ft. (2.6% of the collateral net rentable area) through October 2020. Love Culture contributes 3.2% of the total underwritten base rent and reported sales of $122.0 PSF. for the trailing 12-months ending August 31, 2016. In addition to its anchors, the property’s in-line tenants largely consist of national retailers such as Apple, Abercrombie & Fitch, American Eagle Outfitters, Foot Locker and Aéropostale.

The Fresno Fashion Fair Mall has generated more than $314.0 million in overall gross sales for the trailing 12-months ending August 31, 2016, with comparable in-line sales of approximately $694.0 PSF and occupancy costs of 12.5%. The Fresno Fashion Fair Mall has demonstrated consistent performance with overall mall occupancy having averaged 95.1% since 2007. The Fresno Fashion Fair Mall has experienced continued leasing momentum, with 30 new and renewal leases over the preceding 22-month period accounting for 81,688 square feet and approximately $5.1 million in underwritten base rent.

In the trailing twelve month period ending August 31, 2016, in-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $694 PSF with an occupancy cost of 12.5%.

In-Line Historical Sales PSF(1)(2)
	2013	2014	2015	T-12 (August 31, 2016)
Sales PSF	$621	$603	$642	$694
Sales PSF (excluding Apple)	$535	$524	$556	$597
Occupancy Cost	12.7%	13.4%	13.0%	12.5%
Occupancy Cost (excluding Apple)	14.9%	15.4%	15.0%	14.6%
(1)	Historical In-line Sales and Occupancy Costs are based on actual reported sales or estimates, in each case provided by the sponsor.
(2)	In-line Sales PSF and Occupancy Costs are for comparable tenants less than 10,000 sq. ft. that reported full year sales and were provided by the borrower sponsor.

In 2003, Macerich initiated a remodeling program which included approximately $12.0 million in interior renovations. In 2006, the exterior lifestyle component of the Fresno Fashion Fair Mall was completed at a cost of approximately $21.0 million. The expansion added approximately 88,000 sq. ft. of retail space to the Fresno Fashion Fair Mall which is now tenanted by several national retailers including Anthropologie, Michael Kors, Sephora, Lucky, Bebe, and Guess connecting the retail component with restaurants such as Cheesecake Factory, Fleming’s Steakhouse and B.J.’s Brewery. The borrower sponsor informed the lenders that it intends to invest approximately $2.48 million ($2.59 PSF) over the next 3 years. The Fresno Fashion Fair Mall contains 5,930 surface parking spaces for an overall parking ratio of 6.19 per 1,000 sq. ft.

Historical and Current Occupancy(1)
	2013	2014	2015	T-12 (August 31, 2016)
Occupancy (excluding temporary tenants)	95.8%	95.8%	93.2%	88.2%
Occupancy (including temporary tenants)	96.8%	98.4%	98.1%	92.2%
(1)	Historical Occupancies are as of December 31st of each respective year.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)

Non-Collateral Anchor Tenants
Macy’s(6)	BBB/Baa2/BBB	176,410	NAP	NAP	NAP	$45,500,000	$258	0.7%
Macy’s Men’s and Children’s(5)(6)	BBB/Baa2/BBB	76,650	NAP	NAP	NAP	$19,500,000	$254	3.0%
Forever 21(5) (6)	NR/NR/NR	148,614	NAP	NAP	NAP	$10,921,726	$73	8.2%
Subtotal		401,674	NAP			$75,921,726	$189

Collateral Anchor Tenants
JCPenney	B+/B1/B	153,769	28.7%	11/30/2017	NAP	$36,000,000	$234	0.7%
Subtotal		153,769	28.7%			$36,000,000	$234

Major Tenants (≥ 10,000 sq. ft.)
Victoria’s Secret	BB+/Ba1/BB+	14,530	2.7%	1/31/2027	$47.05	$9,926,090	$683	9.1%
Love Culture	NR/NR/NR	14,135	2.6%	10/31/2020	$44.22	$1,730,170	$122	36.1%
Bank of the West	A/Aa3/A-	14,114	2.6%	12/31/2018	$41.81	NAV	NAV	NAV
Anthropologie	NR/NR/NR	10,928	2.0%	1/31/2017	$31.78	$2,339,436	$214	22.5%
The Cheesecake Factory	NR/NR/NR	10,200	1.9%	1/31/2026	$40.00	$9,576,216	$939	5.9%
Subtotal		63,907	11.9%			$23,571,912	$473

In-line Tenants (<10,000 sq. ft.)(7)		255,086	47.6%				$694	12.5%

Total Occupied Collateral		472,762	88.2%(8)

Vacant		63,336	11.8%
Total Collateral(9)		536,098	100.0%

(1)	Based on the rent roll dated August 31, 2016.

(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.

(3)	Annual U/W Base Rent PSF includes contractual rent steps through August 2017 and includes temporary tenant income.

(4)	Total Sales (000s) and Sales PSF of non-collateral and collateral tenants were provided by the borrower as of August 31, 2016, and only includes tenants which reported sales for a minimum of 12 months.

(5)	Partial release is permitted. See “Partial Release” below.

(6)	Macy’s and Macy’s Men’s & Children’s sales are based on the borrower sponsor’s estimate, while Forever 21 is based on actual reported sales, as of August 31, 2016.

(7)	In-line Tenants (<10,000 sq. ft.) include jewelry, food court, kiosk, and temporary tenants.

(8)	Most Recent Occupancy for the Fresno Fashion Fair Property is based on the collateral sq. ft. of 536,098 as of August 31, 2016 and excludes temporary tenants. Most Recent Occupancy including temporary tenants is 92.2%.

(9)	Total Collateral excludes non-collateral anchor tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

Lease Rollover Schedule(1)(2)(3)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	4	7,726	1.4%	7,726	1.4%	$64.65	2.6%	2.6%
2016	1	3,867	0.7%	11,593	2.2%	$98.35	2.0%	4.5%
2017	20	217,583	40.6%	229,176	42.7%	$14.57	16.4%	20.9%
2018	11	36,850	6.9%	266,026	49.6%	$59.66	11.3%	32.3%
2019	12	23,461	4.4%	289,487	54.0%	$70.26	8.5%	40.8%
2020	14	38,821	7.2%	328,308	61.2%	$61.49	12.3%	53.1%
2021	10	18,360	3.4%	346,668	64.7%	$67.72	6.4%	59.5%
2022	3	19,614	3.7%	366,282	68.3%	$35.91	3.6%	63.1%
2023	10	25,011	4.7%	391,293	73.0%	$63.42	8.2%	71.3%
2024	12	21,858	4.1%	413,151	77.1%	$102.26	11.5%	82.9%
2025	6	11,945	2.2%	425,096	79.3%	$69.30	4.3%	87.1%
2026	7	31,302	5.8%	456,398	85.1%	$51.08	8.3%	95.4%
Thereafter	4	16,364	3.1%	472,762	88.2%	$54.59	4.6%	100.0%
Vacant	NAP	63,336	11.8%	536,098	100.0%	NAP	NAP
Total / Wtd. Avg.	114	536,098	100.0%			$40.98	100.0%
(1)	Based on rent roll dated August 31, 2016.

(2)	Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(3)	70.7% of expiring sq. ft. in 2017 is comprised of JCPenney which is not obligated to pay rent under their lease. As such, base rent was not underwritten for this tenant; however, JCPenney recoveries of $238,757 were underwritten.

Environmental Matters.    The Phase I environmental report dated September 6, 2016 recommended no further action at the Fresno Fashion Fair Mall.

The Market.    The Fresno Fashion Fair Mall is located in Fresno, California, approximately 5.5 miles north of downtown Fresno. Fresno is California’s fifth largest city with a population of approximately 520,000 residents as of 2015. The Fresno Fashion Fair Mall is located approximately 5.8 miles east of Highway 99, the major regional highway through the Central Valley of California and is situated between Highway 41 and Highway 168. According to the California State Transportation Agency, the average traffic count on Highway 168 is 123,000 vehicles per day. California State University, Fresno is located just over 1.0 mile east of the Fresno Fashion Fair Mall and has a total student population as of the 2016 fall semester of 29,000 students.

According to the appraisal, the Fresno Fashion Fair Mall is located in the Fresno retail market. As of 2016, the Fresno retail market consisted of approximately 64.2 million sq. ft. with an overall vacancy of 7.5% and an average rental rate of $13.14 PSF. According to the appraisal, the Fresno Fashion Fair Mall is located within the East Shaw retail submarket, a subsection of the larger Fresno retail market. The East Shaw total retail submarket consists of approximately 3.8 million sq. ft. with an overall vacancy of 7.2%.

Fresno’s population grew at an average rate of 1.1% annually between 2005 and 2015, 0.03% higher than the national average growth rate of 0.8% over the same period of time. As of yearend 2015, the Fresno metropolitan statistical area is home to approximately 975,499 people with an estimated population within a 5, 7 and 25-mile radius of the Fresno Fashion Fair Mall of approximately 400,022, 623,569 and 989,691 people, respectively. Additionally, estimated household income within a 5, 7 and 25-mile radius of the Fresno Fashion Fair Mall is approximately $63,126, $66,212 and $66,870, respectively, with projected annual compound growth of 3.0% through 2020.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

The appraiser concluded five regional / power and lifestyle centers are considered primary competition to the Fresno Fashion Fair Mall. The appraisal does not identify any new or proposed directly competitive properties in the area.

Fresno Fashion Fair Competitive Set(1)
Name	Fresno Fashion Fair Property	Fig Garden Village	The Shops at River Park	Marketplace at River Park	Villagio Shopping Center	Sierra Vista Mall

Competition	NAP	Primary	Primary	Primary	Primary	Primary
Distance from Subject	NAP	1.7 miles	3.5 miles	3.3 miles	4.0 miles	4.4 miles
City, State	Fresno, CA	Fresno, CA	Fresno, CA	Fresno, CA	Fresno, CA	Clovis, CA
Property Type	Regional Mall	Lifestyle Center	Regional Center	Power Center	Lifestyle Center	Regional Center
Year Built / Renovated	1970 /2003, 2006	1956 /2000, 2002, 2007	1997 /NAP	1996 /NAP	2002 / 2006	1988 /1999, 2007
Total Occupancy	88.2%(2)	94.0%	93.0%	98.0%	100.0%	80.0%
Anchor Size (Sq. Ft.)	555,443(3)	54,063	288,640	300,000	82,000	410,238
Total Size (Sq. Ft.)	957,944(3)	301,101	677,252	505,925	203,268	697,980
Anchor Tenants	Macy’s (non-collateral), JCPenney, Forever 21 (non-collateral), Macy’s Men’s & Children’s (non-collateral)	Whole Foods, CVS	Macy’s, Edward’s Cinema, REI, Cost Plus	JCPenney, Target, Best Buy, Buy Buy Baby, Marshalls, Old Navy	Nordstrom Rack, Barnes & Noble, HomeGoods	Sears, Kohl’s, Target, Sierra Vista Cinema
(1)	Based on the appraisal.

(2)	Total Occupancy for the Fresno Fashion Fair Property is based on the collateral sq. ft. of 536,098 as of August 31, 2016 and excludes both anchor and temporary tenants. Most Recent Occupancy including temporary tenants is 92.2%.

(3)	Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the Fresno Fashion Fair Mall include all collateral and non-collateral tenants.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 6/30/2016	U/W	U/W PSF
Base Rent(1)	$18,767,733	$20,007,601	$20,310,953	$19,947,818	$19,372,285	$36.14
Value of Vacant Space	0	0	0	0	3,363,389	6.27
Less: Free Rent Adjustment	(134,874)	(132,582)	(118,556)	(47,839)	0.00	0.00
Gross Potential Rent	$18,632,859	$19,875,019	$20,192,397	$19,899,979	$22,735,674	$42.41
Total Recoveries	9,689,362	9,982,889	10,475,252	10,412,854	9,238,965	17.23
Total % Rents	455,674	281,211	295,450	420,797	249,478	0.47
Total Other Income	2,880,117	2,766,640	3,201,069	3,483,929	3,531,737	6.59
Less: Vacancy & Credit Loss(2)	(70,493)	(111,567)	(335,761)	(427,930)	(3,363,389)	(6.27)
Effective Gross Income	$31,587,519	$32,794,192	$33,828,407	$33,789,629	$32,392,464	$60.42
Total Operating Expenses	6,451,070	6,442,884	5,653,404	5,728,731	6,099,950	11.38
Net Operating Income	$25,136,449	$26,351,308	$28,175,003	$28,060,898	$26,292,514	$49.04
TI/LC	0	0	0	0	922,954	1.72
Capital Expenditures	0	0	0	0	70,335	0.13
Net Cash Flow	$25,136,449	$26,351,308	$28,175,003	$28,060,898	$25,299,225	$47.19

(1)	U/W Base Rent includes $461,458 in contractual rent steps through August 2017.

(2)	U/W Vacancy & Credit Loss is based on an economic vacancy of 5.0%.

Property Management.    The Fresno Fashion Fair Mall is managed by Macerich Property Management, LLC, which is an affiliate of the borrower.

Lockbox / Cash Management.    The Fresno Fashion Fair Loan is structured with a hard lockbox and springing cash management. In place cash management and a cash flow sweep will occur upon a Trigger Period.

“Trigger Period” means a period commencing upon the occurrence of (i) an event of default or, (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio (as calculated under the loan documents) of 1.45x,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

and will end with regard to clause (i) when the event of default has been cured (and no other event of default is then continuing), or with regard to clause (ii) the debt service coverage ratio (as calculated under the loan documents) is at least equal to 1.50x for two consecutive calendar quarters.

Initial Reserves.    None.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of 1/12th of the estimated annual real estate taxes, estimated annual insurance premiums and other assessments. Notwithstanding the foregoing (i) tax escrows are waived provided no Trigger Period has occurred and is continuing and the borrower provides evidence that taxes and other assessments continue to be timely paid and, (ii) insurance escrows are waived if the Fresno Fashion Fair Property is covered by an acceptable blanket policy, there is no ongoing event of default, and the borrower provides ongoing evidence of acceptable renewals and, upon request, evidence of timely payment of the premiums.

On a monthly basis, borrower is required to deposit replacement reserves equal to the gross leasable area of the Fresno Fashion Fair Property, including tenants under anchor leases (which as of the origination date is 368,160 sq. ft. and will be updated from time to time upon the commencement of a Trigger Period), multiplied by $0.25 and divided by twelve (12) months, subject to a cap equal to twenty-four (24) times the required monthly deposits into the replacement reserve account. On a monthly basis, borrower is required to deposit rollover reserves in an amount equal to the gross leasable area of the Fresno Fashion Fair Property less the portion of such area leased and/or occupied by non-collateral anchor tenants and any additional tenant, including tenants under anchor leases (which as of the origination date is 556,410 sq. ft. and will be updated from time to time upon the commencement of a Trigger Period), multiplied by $1.00 and divided by twelve (12) months, subject to a cap equal to twenty-four (24) times the required monthly deposits into the rollover reserve account. Notwithstanding the foregoing, replacement reserves and rollover reserves are waived provided (i) no event of default has occurred, or (ii) the debt service coverage ratio (as calculated in the loan documents) does not drop below 1.45x for two consecutive calendar quarters.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Redevelopment, Master Lease and Partial Releases. The borrower is permitted to engage in certain redevelopment activities at the Fresno Fashion Fair Mall, which may include the modification and/or termination of the Macy’s or JCPenney leases and the release of surface parking adjacent to Forever 21 and/or the Macy’s Men’s and Children’s with the adjacent parking area, in each case without the payment of a release price or prepayment of the Fresno Fashion Fair Whole Loan. In the event of any decrease in underwritten net operating income as a result of the redevelopment activities, the borrower is required to enter into a master lease with the guarantor for all vacant space at the property. The rent under any such master lease is required to be in the amount of any decrease in underwritten net operating income. The rent will be reduced if and to the extent underwritten net operating income with respect to the property increases, as determined on a quarterly basis.

With respect to any termination of the Macy’s Men’s & Children’s lease or JCPenney lease, the master lease will terminate if: (x) the underwritten net operating income with respect to the Fresno Fashion Fair Property is restored to the greater of (i) pre-development levels and (ii) $27,000,000, and (y) the areas impacted by such redevelopment activities are 90% or more occupied with tenants in possession and paying rent. With respect to any modification of the Macy’s lease and/or JCPenney lease resulting in a decrease in underwritten net operating income, the master lease will terminate when the underwritten NOI is restored to the greater of (i) pre-modification levels and (ii) $27,000,000. No base rent has been underwritten in connection with the Macy’s, JCPenney, Macy’s Men’s & Children’s and Forever 21 spaces.

Purchase Option. JCPenney has the right to purchase its parcel under its lease. Should the tenant exercise its purchase option, the borrower is required under the mortgage loan documents to reject such offer with a timely rejection and simultaneous delivery of a copy of said rejection to tenant.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

FASHION FAIR
WHERE THE STORES ARE
OWNED
OTHER
COSTCO
KAISER HOSPITAL
ST. AGNES
N
HIGHWAY 41
HOOVER HIGH SCHOOL
FIRST STREET
FRESNO STREET
SHAW AVENUE
AMERICA'S TIRE
BURGER KING
DAVID'S BRIDAL
UNION BANK OF CALIFORNIA
BANK OF THE WEST
FLEMING'S PRIME STEAKHOUSE & WINE BAR
THE CHEESECAKE FACTORY
BJ'S RESTAURANT & BREWHOUSE
VERIZON
CHICK-FIL-A
FOREVER 21
JCPENNEY
MACY'S WOMEN & HOME
MACY'S MEN'S & CHILDREN'S
2,400 SF AVAILABLE
KAISER MEDICAL BUILDING

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

645 East Shaw Avenue Fresno, CA 93710	Collateral Asset Summary – Loan No. 5 Fresno Fashion Fair	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.5% 2.14x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.7% 1.63x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.7% 1.63x 8.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Alan J. Hayman
Borrower:	Sunshine Land Associates Limited Partnership
Original Balance:	$40,000,000
Cut-off Date Balance:	$40,000,000
% by Initial UPB:	5.1%
Interest Rate:	4.8180%
Payment Date:	6th of each month
First Payment Date:	November 6, 2016
Maturity Date:	October 6, 2026
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$817,315	$62,870
Insurance:	$44,362	$4,367
Rollover:	$0	$4,373
Replacement:	$0	$1,485

Financial Information
Cut-off Date Balance / Sq. Ft.:	$381
Balloon Balance / Sq. Ft.:	$381
Cut-off Date LTV:	59.7%
Balloon LTV:	59.7%
Underwritten NOI DSCR:	1.66x
Underwritten NCF DSCR:	1.63x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	8.0%
Underwritten NOI Debt Yield at Balloon:	8.1%
Underwritten NCF Debt Yield at Balloon:	8.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Miami, FL
Year Built / Renovated:	1999 / NAP
Total Sq. Ft.:	104,956
Property Management:	The Hayman Company
Underwritten NOI:	$3,251,907
Underwritten NCF:	$3,181,606
Appraised Value(2):	$67,000,000
Appraisal Date:	September 15, 2016

Historical NOI
Most Recent NOI:	$3,586,929 (T-12 June 30, 2016)
2015 NOI:	$3,263,668 (December 31, 2015)
2014 NOI:	$2,977,915 (December 31, 2014)
2013 NOI:	$2,956,072 (December 31, 2013)

Historical Occupancy(3)
Most Recent Occupancy:	100.0% (August 5, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)

(1)	See “Initial Reserves” and “Ongoing Reserves” below.

(2)	The appraiser also concluded a land value of $62.9 million, which represents a loan-to-land value ratio of 63.6%, based on recent sales and land comparables. The zoning of the Shoppes at Dadeland Property allows for the redevelopment of a mixed-use building up to 25 floors over the current two floors.

(3)	Since 2006, the Shoppes at Dadeland Property has maintained an average occupancy of approximately 92.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.7% 1.63x 8.1%

The Loan. The Shoppes at Dadeland loan (the “Shoppes at Dadeland Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 104,956 sq. ft. Class-A, anchored retail property located at North Kendall Drive, Miami, Florida (the “Shoppes at Dadeland Property”) with an original principal balance of $40.0 million. The Shoppes at Dadeland Loan has a 10-year term and is interest only. The Shoppes at Dadeland Loan accrues interest at a fixed rate equal to 4.8180% and has a cut-off date balance of $40.0 million. The Shoppes at Dadeland Loan proceeds along with borrower sponsor new cash equity of approximately $0.5 million were used to refinance existing securitized debt of approximately $39.2 million, pay closing costs of approximately $0.6 million and fund reserves of approximately $0.9 million. Based on the appraised value of $67.0 million as of September 15, 2016, the cut-off date LTV is 59.7%. The Shoppes at Dadeland Property was previously securitized in the COMM 2006-C8 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$40,000,000	98.5%	Loan Payoff(1)	$39,189,000	96.5%
Borrower Sponsor Equity	$591,927	1.5%	Reserves	$861,677	2.1%
			Closing Costs	$541,250	1.3%
Total Sources	$40,591,927	100.0%	Total Uses	$40,591,927	100.0%
(1)	In 2008, Linens N Things, which occupied approximately 42.5% of NRA, declared bankruptcy and subsequently vacated their space in September 2008. The space was leased by BrandsMart USA in April 2010. The borrower defaulted on the prior loan in December 2009; however, in 2010, BrandsMart USA leased the space and the prior borrower raised $2,625,000 (including $1,000,000 from BrandsMart USA) in new capital in order to fund the required tenant improvements and bring the loan current, including the default interest and late charges. The prior loan was paid off in full. See “Description of the Mortgage Pool—Loan Purpose, Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The Borrower / Borrower Sponsor. The borrower, Sunshine Land Associates Limited Partnership, is a single purpose Michigan limited partnership structured to be bankruptcy-remote with two independent directors in its organizational structure. The borrower sponsor and the non-recourse carveout guarantor is Alan J. Hayman.

Alan J. Hayman is the CEO of the Hayman Company, an affiliate of the borrower. Founded in 1965, the Hayman Company is headquartered in Detroit, Michigan with over 450 employees nationwide. The Hayman Company’s investment and management portfolio includes multifamily, office/flex, retail and industrial properties located in 24 states. In particular, the Hayman Company’s portfolio features over 40,000 apartment units and 16 million sq. ft. of commercial real estate.

One of the tenants, BrandsMart USA has a 10.81% limited partnership interest in the borrower.

The Property and Tenants. The Shoppes at Dadeland Property consists of a 104,956 sq. ft. big-box retail property located in Miami, Florida. Constructed in 1999, the Shoppes at Dadeland Property is situated directly across the street from Dadeland Mall, a 1.45 million sq. ft. super-regional mall anchored by Macy’s, Nordstrom’s, Saks Fifth Avenue and J.C. Penney.

The Shoppes at Dadeland Property is currently 100.0% occupied by four national tenants: BrandsMart USA, The Container Store, Old Navy and Office Depot. The Shoppes at Dadeland Property has been 100.0% occupied since 2011.

Shoppes at Dadeland – Occupancy History(1)
2006	2007	2008(2)	2009(2)	2010(2)	2011	2012	2013	2014	2015	8/5/2016
100.0%	100.0%	86.0%	57.5%	68.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(1)	Based on the average monthly occupancy during the year shown.

(2)	In 2008, Linens N Things, which occupied approximately 42.5% of NRA, declared bankruptcy and subsequently, vacated their space in September 2008. The space was leased by BrandsMart USA in April 2010.

The appraiser concluded a land value of $62.9 million, which represents a loan-to-land value ratio of 63.6%, based on recent sales and land comparables. The zoning of the Shoppes at Dadeland Property allows for the redevelopment of a mixed-use building up to 25 floors over the current two floors.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.7% 1.63x 8.1%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Sales PSF(3)	Occupancy Cost(3)	Lease Expiration(4)
BrandsMart USA	NR/NR/NR	44,648	42.5%	$27.52	34.2%	$1,215	3.0%	10/31/2020
The Container Store(5)	NR/B2/B	25,522	24.3%	$37.72	26.8%	NAV	NAV	2/29/2020
Old Navy(5)	BB+/Baa2/BB+	18,502	17.6%	$42.00	21.6%	$464	10.9%	11/30/2019
Office Depot	NR/B1/B-	16,284	15.5%	$38.50	17.4%	NAV	NAV	6/30/2020
Total Major Tenants		104,956	100.0%	$34.26	100.0%
Remaining Tenants		0	0.0%	$0.00	0.0%
Total Occupied Collateral		104,956	100.0%	$34.26	100.0%
Vacant		0	0.0%
Total		104,956	100.0%

(1)	Based on rent roll dated as of August 5, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	Based on 2015 sales. Occupancy cost based off of U/W Annual Rent.

(4)	The Shoppes at Dadeland Loan is structured with an excess cash flow sweep related to each tenant’s expiration date and if the tenant “goes dark” or terminates its lease. See “Lockbox / Cash Management” below.

(5)	The borrower has the right to recapture The Container Store space and the Old Navy space should such tenant ever “go dark” for greater than 270 consecutive days (The Container Store) and 90 consecutive days (Old Navy).

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019(3)	1	18,502	17.6%	18,502	17.6%	$42.00	21.6%	21.6%
2020(3)	3	86,454	82.4%	104,956	100.0%	$32.60	78.4%	100.0%
2021	0	0	0.0%	104,956	100.0%	$0.00	0.0%	100.0%
2022	0	0	0.0%	104,956	100.0%	$0.00	0.0%	100.0%
2023	0	0	0.0%	104,956	100.0%	$0.00	0.0%	100.0%
2024	0	0	0.0%	104,956	100.0%	$0.00	0.0%	100.0%
2025	0	0	0.0%	104,956	100.0%	$0.00	0.0%	100.0%
2026	0	0	0.0%	104,956	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	104,956	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	104,956	100.0%	NAP	NAP
Total / Wtd. Avg.	4	104,956	100.0%			$34.26	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally state expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Based on rent roll dated August 5, 2016.

(3)	The Shoppes at Dadeland Loan is structured with an excess cash flow sweep related to each tenant’s expiration date. See “Lockbox / Cash Management” below.

BrandsMart USA (44,648 sq. ft.; 42.5% of NRA; 34.2% of UW Base Rent). Founded in 1977, BrandsMart USA is a consumer electronics and appliance retail company with currently 9 retail stores in South Florida and the Atlanta area. BrandsMart USA reported 2015 sales of $1,215 per sq. ft., which is approximately 5.6% greater than 2014 sales of $1,150 per sq. ft. BrandsMart USA has been a tenant at the Shoppes at Dadeland Property since 2010 and has a current lease expiration of October 2020 with four, five-year renewal options and no termination options.

The Container Store (25,522 sq. ft.; 24.3% of NRA; 26.8% of UW Base Rent). The Container Store (NYSE: TCS) (rated NR/B2/B by Fitch/Moody’s/S&P) has been a tenant at the Shoppes at Dadeland Property since 1999 and has a current lease expiration of February 2020 with one, five-year renewal option remaining. The Container Store is not required to report sales.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.7% 1.63x 8.1%

Old Navy (18,502 sq. ft.; 17.6% of NRA; 21.6% of UW Base Rent). Old Navy (NYSE: GPS) (rated BB+/Baa2/BB+ by Fitch/Moody’s/S&P) has been a tenant at the Shoppes at Dadeland Property since 1999 and has a current lease expiration of November 2019 with one, five-year renewal option remaining. Old Navy reported 2015 sales of $464 per sq. ft., which is in-line with their 2011-2014 historical average sales per sq. ft. of $494 per sq. ft.

Office Depot (16,284 sq. ft.; 15.5% of NRA; 17.4% of UW Base Rent). Office Depot (NYSE: ODP) (rated NR/B1/B- by Fitch/Moody’s/S&P) has been a tenant at the Shoppes at Dadeland Property since 2005 and has a current lease expiration of June 2020 with three, five-year renewal options remaining. Office Depot is not required to report sales. Office Depot announced plans to close approximately 300 stores nationwide over the next three years. As of October 18, 2016, there is no indication that this location will close. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Retail Properties” in the Preliminary Prospectus.

Environmental Matters. The Phase I environmental report dated June 3, 2016 recommended no further action at the Shoppes at Dadeland Property.

The Market. The Shoppes at Dadeland Property is located along North Kendall Drive in Miami, Florida, the 44th most populated city in the United States. Kendall, where the Shoppes at Dadeland Property is located, is a Miami suburb with hotels, shopping, dining and entertainment. The Shoppes at Dadeland Property is situated in a retail corridor directly across the street from Dadeland Mall, a 1.4 million sq. ft. Simon-operated mall. Proximity to transportation routes includes US-1, the Palmetto Expressway and two metrorail stations. The 2015 population and median household income within a 5-mile radius of the Shoppes at Dadeland Property are 303,422 and $59,032, respectively.

The Shoppes at Dadeland Property is situated in the Kendall retail submarket within the greater South Florida retail market. From 2006 to 2015, the South Florida retail market has demonstrated positive absorption of 7.6%, a current vacancy rate of 3.9%, and an increase in the average asking rent of 13.3%. For the same time period, the Kendall retail submarket has demonstrated positive absorption of 10.3%, a current vacancy rate of 3.2%, and an increase in the average asking rent of 18.6%.

As of Q4 2015, the South Florida retail market had a total inventory of 309,182,470 sq. ft. with a vacancy rate of 4.9%, slightly lower than the average vacancy over the past ten years of 5.4%. As of Q4 2015, the Kendall retail submarket had a total inventory of 18,991,471 sq. ft. with a vacancy rate of 3.2%, which is consistent with the average vacancy over the past ten years of 3.6%.

The appraiser analyzed a set of six comparable leases and concluded the Shoppes at Dadeland Property’s in-place rent of $34.26 per sq. ft. is approximately 11.0% below market rent.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 6/30/2016	U/W	U/W PSF
Base Rent(1)	$3,097,277	$3,121,475	$3,484,178	$3,554,322	$3,595,578	$34.26
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$3,097,277	$3,121,475	$3,484,178	$3,554,322	$3,595,578	$34.26
Total Recoveries	991,707	982,580	906,427	1,091,079	910,796	8.68
Other Income	0	0	0	0	0	0.00
Less: Vacancy(2)	0	0	0	0	(225,319)	(2.15)
Effective Gross Income	$4,088,984	$4,104,055	$4,390,605	$4,645,402	$4,281,055	$40.79
Total Operating Expenses	1,132,912	1,126,140	1,126,937	1,058,472	1,029,148	9.81
Net Operating Income	$2,956,072	$2,977,915	$3,263,668	$3,586,929	$3,251,907	$30.98
TI/LC	0	0	0	0	52,478	0.50
Capital Expenditures	0	0	0	0	17,823	0.17
Net Cash Flow	$2,956,072	$2,977,915	$3,263,668	$3,586,929	$3,181,606	$30.31
(1)	U/W Base Rent is based on in-place rent as of August 5, 2016.

(2)	U/W Vacancy is based on an economic vacancy of 5.0%, which is in-line with the appraiser’s conclusion. Since 2011, the Shoppes at Dadeland Property has been 100.0% occupied.

Property Management. The Shoppes at Dadeland Property is managed by The Hayman Company, an affiliate of the borrower.

Lockbox / Cash Management. The Shoppes at Dadeland Loan is structured with a hard lockbox and springing cash management. In-place cash management is required upon (i) a Cash Trap Period, (ii) failure of the borrower after the end of two consecutive calendar

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.7% 1.63x 8.1%

quarters to maintain a debt service coverage ratio (as calculated under the loan documents) of at least 1.15x until the debt service coverage ratio (as calculated under the loan documents) after the end of four consecutive calendar quarters is at least equal to 1.25x or (iii) solely with respect to taxes paid directly by tenants (if any), failure of the borrower to deliver evidence of timely payments of taxes.

A full excess cash flow sweep is required during a Cash Trap Period, provided, if the trigger is an Anchor Tenant Trigger Event related to Office Depot (other than one caused by a default under the Office Depot lease or a bankruptcy or insolvency proceeding of the Office Depot tenant), the cash flow sweep will be capped at $400,000.

A “Cash Trap Period” will occur upon (i) any event of default, (ii) any Non-Renewal Trigger Event or (iii) any Anchor Tenant Trigger Event.

A “Non-Renewal Trigger Event” will occur on (i) December 1, 2018, unless each Anchor Tenant renews their respective leases for the term as specified in the loan documents or (ii) April 1, 2025, unless as of such date the Shoppes at Dadeland Property is at least 95% occupied by tenants with lease terms expiring not less than two years beyond the maturity date of the Shoppes at Dadeland Loan.

An “Anchor Tenant Trigger Event” will occur upon the earlier of (i) the date upon which any Anchor Tenant lease is terminated, (ii) the date upon which any Anchor Tenant “goes dark”, (iii) an event of default under any Anchor Tenant lease or (iv) the date upon which any Anchor Tenant is involved in any bankruptcy or insolvency proceeding.

An “Anchor Tenant” means, individually or collectively, (i) BrandsMart USA, (ii) the Container Store, (iii) Old Navy, (iv) Office Depot or (v) any tenant (under one or more leases) whose base rent exceeds 20.0% of gross income from operations.

Initial Reserves. At loan origination, the borrower deposited (i) $817,315 into a tax reserve account and (ii) $44,362 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $62,870, into a tax reserve account, (ii) 1/12th of the annual insurance premiums, which currently equates to $4,367, into an insurance reserve account, (iii) $1,485 into a replacement reserve account and (iv) $4,373 into a rollover reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7200-7260 North Kendall Drive Miami, FL 33156	Collateral Asset Summary – Loan No. 6 Shoppes at Dadeland	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.7% 1.63x 8.1%

Shoppes at Dadeland
7200-7260 North Kendall Drive
Miami, FL 33156
Lake Catalina
Glenvar Heights
S DADE EXPY
826
878
SUNSET DR
SW 72ND AVE
LUDLAM RD
SW RED RD
South Miami
University of Miami
Doctors Hospital
University Station
South Miami Station
Larkin Community Hospital
South Miami Hospital
The Shops at Sunset Place
Bank of America
Five Guys Burgers and Fries
Publix Super Market
Wendy's
Whole Foods Market
Einstein Bros. Bagels
Winn-Dixie
McDonald's
Petco
Party City
Chipotle
Taco Bell
CVS Pharmacy
BISCAYNE BAY VIEW
Dadeland Station Shopping Center
Dixie Pointe
Dadeland North Shopping Center
Dadeland North Station
Dadeland Mall
Union Planters Plaza
N KENDALL DR
The Greenery Mall
Dadeland South Station
Dadeland Plaza
Kendall
Dante Fascell Park
HAMMOCKS
SW 67TH AVE
SW 57TH AVE
Continental Park
Coral Pine Park
Target
Lexus of Kendall
Kendall Toyota
SW 112TH ST
Suniland Shopping Center
Pinecrest
Pinecrest Plaza
Dixie Belle Shoppes
CHAPMAN FIELD DR
1
Hialeah
Biscayne Park
Bal Harbour
Miami Shores
Surfside
North Bay Village
Miami Springs
Miami International Airport
Miami
Miami Beach
West Miami
Coral Gables
Atlantic Ocean
Biscayne Bay
Key Biscayne
South Miami

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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5933 West Century Boulevard Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 7 Residence Inn by Marriott LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,846,590 64.5% 1.56x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5933 West Century Boulevard Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 7 Residence Inn by Marriott LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,846,590 64.5% 1.56x 11.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Robert A. Alter
Borrower:	SVI LAX, LLC
Original Balance(1):	$25,000,000
Cut-off Date Balance(1):	$24,846,590
% by Initial UPB:	3.2%
Interest Rate:	5.4190%
Payment Date:	6th of each month
First Payment Date:	June 6, 2016
Maturity Date:	May 6, 2026
Amortization:	360 months
Additional Debt(1):	$28,325,113 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection(2):	L(30), D(86), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$212,667	$53,167
Insurance:	$64,714	$6,471
FF&E:	$0	$25,314
Earnout(4):	$5,500,000	NAP
Ground Lease:	$0	$33,333

Financial Information(5)
Cut-off Date Balance / Key:	$230,181
Balloon Balance / Key:	$192,983
Cut-off Date LTV(6):	64.5%
Balloon LTV(6):	54.0%
Underwritten NOI DSCR:	1.74x
Underwritten NCF DSCR:	1.56x
Underwritten NOI Debt Yield:	11.8%
Underwritten NCF Debt Yield:	10.6%
Underwritten Balloon NOI Debt Yield:	14.1%
Underwritten Balloon NCF Debt Yield:	12.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Extended Stay Hospitality
Collateral(7):	Leasehold
Location:	Los Angeles, CA
Year Built / Renovated:	1982 / 2015
Total Keys:	231
Property Management:	Interstate Management Company, LLC
Underwritten NOI:	$6,295,052
Underwritten NCF:	$5,622,371
“As-Is” Appraised Value(6):	$80,500,000
“As-Is” Appraisal Date(6):	February 29, 2016
“As-Stabilized” Appraised Value(6):	$82,500,000
“As-Stabilized” Appraisal Date(6):	March 1, 2017

Historical NOI(8)
Most Recent NOI:	$6,516,298 (T-12 September 30, 2016)
2015 NOI:	NAP
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy(8)
Most Recent Occupancy:	92.9% (September 30, 2016)
2015 Occupancy:	NAP
2014 Occupancy:	NAP
2013 Occupancy:	NAP

(1)	The Residence Inn by Marriott LAX Whole Loan is evidenced by three pari passu notes in the aggregate original principal amount of $53.5 million. The controlling Note A-2 with an original principal amount of $25.0 million will be included in the CFCRE 2016-C6 mortgage trust. The non-controlling Note A-1 with an original balance of $15.0 million was securitized in the SGCMS 2016-C5 mortgage trust. The non-controlling Note A-3 with an original balance of $13.5 million is currently held by CCRE or an affiliate and expected to be contributed in a future securitization. For additional information on the pari passu companion loan, see “The Loan” below.

(2)	The lockout period for defeasance will be at least 30 payment dates beginning with and including the first payment date of June 6, 2016. Defeasance of the full $53.5 million Residence Inn by Marriott LAX Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) June 6, 2020.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	The borrower has notified the servicer and requested the initial disbursement from the earn-out reserve in an amount equal to $3,000,000. For additional information, see “Initial Reserves” below.

(5)	DSCR, LTV, Debt Yield and Balance / Key calculations are based on the aggregate Residence Inn by Marriott LAX Whole Loan.

(6)	Cut-off Date LTV and Balloon LTV are based on the “As-Stabilized” appraisal value and the Residence Inn by Marriott LAX Cut-off Balance Whole Loan. The Cut-off Date LTV calculated with the “As Is” appraised value and Cut-off Balance net of the earnout is 59.2%. The Cut-off Date LTV calculated with the “As Is” appraised value and gross Cut-off Balance is 66.1%. The appraisal assumes stabilization will occur in 2017.

(7)	The Residence Inn by Marriott LAX is subject to a ground lease with KOAR Airport Associates through 2114. See “Ground Lease” below.

(8)	The borrower sponsor acquired the Residence Inn by Marriott LAX Property as an office property in 2014 and subsequently converted it to a hotel for a cost of $37.5 million. See “The Property” below. The Residence Inn by Marriott LAX partially opened in March 2015 and was fully operational by May 2015. As a result, Historical NOI and Occupancy prior to T-12 September 2016 is not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5933 West Century Boulevard Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 7 Residence Inn by Marriott LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,846,590 64.5% 1.56x 11.8%

The Loan. The Residence Inn by Marriott LAX loan (the “Residence Inn by Marriott LAX Loan”) is a fixed-rate loan secured by the borrower’s leasehold interest in a 231-key, extended-stay hotel located in Los Angeles, California (the “Residence Inn by Marriott LAX Property”). The Residence Inn by Marriott LAX Loan had an original principal balance of $25.0 million and represents the controlling Note A-2 of a $53.5 million whole loan (the “Residence Inn by Marriott LAX Whole Loan”). The Residence Inn by Marriott LAX Whole Loan is evidenced by three pari passu notes, the non-controlling Note A-1, with an original principal balance of $15.0 million, which was included in the SGCMS 2016-C5 mortgage trust, the controlling Note A-2 with an original principal balance of $25.0 million, which will be included in the CFCRE 2016-C6 mortgage trust, and the non-controlling Note A-3 with an original principal balance of $13.5 million, which will be held by CCRE and contributed to a future securitization.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$15,000,000	$14,907,954	SGCMS 2016-C5	No
Note A-2	$25,000,000	$24,846,590	CFCRE 2016-C6	Yes
Note A-3	$13,500,000	$13,417,159	CCRE	No
Total	$53,500,000	$53,171,704

The Residence Inn by Marriott LAX Loan has a 10-year term and amortizes on a 30-year schedule. The Residence Inn by Marriott LAX Loan accrues interest at a fixed rate equal to 5.4190% and has a cut-off date balance of approximately $24.8 million. The Residence Inn by Marriott LAX Whole Loan proceeds were used to retire existing debt of approximately $37.8 million, fund upfront reserves of approximately $5.8 million, pay origination costs of approximately $0.9 million and return approximately $9.0 million of equity to the borrower sponsor. Based on the “as-stabilized” appraised value of $82.5 million as of March 1, 2017, the cut-off date LTV is 64.5%. The most recent prior financing of the Residence Inn by Marriott LAX Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$53,500,000	100.0%	Loan Payoff	$37,830,896	70.7%
			Return of Equity(1)	$8,960,564	16.7%
			Earnout(2)	$5,500,000	10.3%
			Reserves	$277,381	0.5%
			Closing Costs	$931,159	1.7%
Total Sources	$53,500,000	100.0%	Total Uses	$53,500,000	100.0%
(1)	The borrower sponsor purchased the Residence Inn by Marriott LAX Property in February 2014 for approximately $10.8 million and subsequently invested approximately $36.2 million in fixed and soft costs to convert the property into a hotel, resulting in a cost basis of approximately $51.4 million (including acquisition and financing costs).

(2)	The borrower has notified the servicer and requested the initial disbursement from the earn-out reserve in an amount equal to $3,000,000. The borrower sponsor may receive the funds on any date after October 18, 2016 if, among other things, (i) the debt yield as calculated under the loan documents is greater than or equal to 10.0% for the immediately preceding calendar quarter, and (ii) no event of default has occurred or is continuing. At any time after April 18, 2017, the borrower may request the disbursement of the remaining available balance of the earn-out reserve funds if, among other things, (i) the debt yield as calculated under the loan documents is greater than or equal to 10.0% for the immediately preceding two calendar quarters, and (ii) no event of default has occurred or is continuing.

The Borrower. The borrower is SVI LAX, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. Robert A. Alter and the Robert A. Alter Trust dated April 10, 2002 are the joint and several guarantors of certain non-recourse carveouts under the Residence Inn by Marriott LAX Whole Loan.

The borrower sponsor is Robert A. Alter, owner of Seaview Investors, LLC. Mr. Alter has nearly 40 years of hotel industry experience having previously served as CEO of Sunstone Hotel Investors, LLC prior to founding Seaview Investors, LLC. During his 22 years as CEO with Sunstone, the company acquired 125 hotel properties with over 20,000 guest rooms, oversaw approximately $1.0 billion of renovations and brand conversions, and built 11 hotels ground-up. Additionally, Mr. Alter served as president of IAHI, the franchise owners association for Intercontinental Hotels Group, and serves on the board of directors of MINA, the association of Marriott franchise owners and operators.

The Property.   The Residence Inn by Marriott LAX Property is a 231-key, 12-story, full service extended-stay hotel located in Los Angeles, California. Originally built in 1982 as an office building, the Residence Inn by Marriott LAX Property was acquired in February 2014 for approximately $10.8 million and redeveloped as an extended-stay hotel for $37.5 million for a total cost of approximately $48.3 million ($209,090 per key). Guestrooms at the Residence Inn by Marriott LAX Property are comprised of 121 king rooms, 66 double-queen rooms, 33 one-bedroom suites and 11 two-bedroom suites. Amenities at the Residence Inn by Marriott LAX Property include full kitchens featuring full-size stainless steel appliances, a fitness center, 1,882 sq. ft. of meeting space and a heated outdoor pool. Additionally, the Residence Inn by Marriott LAX Property features three ground floor retail spaces totaling approximately 4,300 sq. ft. The retail tenants include Jersey Mike’s Subs, Zpizza and a hotel-operated Starbucks.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5933 West Century Boulevard Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 7 Residence Inn by Marriott LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,846,590 64.5% 1.56x 11.8%

The Residence Inn by Marriott LAX Property opened partially in March 2015 and became fully operational in May 2015. The Residence Inn by Marriott LAX Property had a 109.9% RevPAR penetration for the TTM August 2016. The Residence Inn by Marriott LAX Property operates under a franchise agreement with MIF, L.L.C., a subsidiary of Marriott International, L.L.C. that expires in December 2038.

Environmental Matters. The Phase I environmental site assessment dated April 6, 2016, recommended no further action at the Residence Inn by Marriott LAX Property.

The Market. The Residence Inn by Marriott LAX Property is located in the LAX/El Segundo submarket of Los Angeles, California, 0.5 miles from the Los Angeles International Airport (“LAX”) and approximately 17 miles southeast of downtown Los Angeles.

LAX and many of the nation’s top aerospace and defense related firms that include Raytheon, Mattel, Northrop Grumman, Boeing, Chevron and Aerospace Corp. generate hotel demand within the LAX/El Segundo submarket.

Additionally, LAX generates hotel demand in the submarket due to its proximity for travelers, pilots and crew members to the airport. According to the Airports Council International’s full-year statistics for 2015, LAX is the 2nd busiest airport in the United States and the 7th busiest airport in the world as of 2015 by passenger traffic, serving nearly 75 million passengers per year.

LAX is also in the midst of an $8.5 billion redevelopment including a $1.9 billion renovation of the Tom Bradley terminal that was completed in 2015 with more than $1.5 billion in airline-led terminal renovation projects currently underway. A new $4.0 billion Crenshaw/LAX light rail line is expected to provide access from throughout the LA Metro Area to the terminals 24 hours a day, the property is located 0.5 miles from the Aviation / Century Boulevard light rail stop and is slated to begin construction in 2017.

Additional demand drivers for the Residence Inn by Marriot LAX Property include a new 70,000-seat stadium in Inglewood, which will serve as the new home to the Los Angeles Rams, and is approximately 4.1 miles east of the Residence Inn by Marriott LAX Property. The Stadium is part of a greater $3.0 billion development that will include 890,000 sq. ft. of retail space, 780,000 sq. ft. of office space, a 300-key hotel, a 6,000 seat performing arts center, and 2,500 residential units. The construction began in summer 2016 and the projected completion date for the rest of the development is 2019.

According to a third party hospitality research report, as of August 31, 2016, the Residence Inn by Marriott LAX Property was reported as having occupancy, ADR and RevPAR of 91.8%, $189.01 and $173.56, respectively. The Residence Inn by Marriott LAX Property reported penetration rates of 100.4%, 109.5% and 109.9% for occupancy, ADR and RevPAR, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)(2)
	Residence Inn by Marriott LAX Property			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Year to Date	95.0%	$196.48	$186.74	93.6%	$177.88	$166.43	101.6%	110.5%	112.2%
Trailing 3 Month	96.0%	$212.32	$203.79	96.7%	$188.21	$182.07	99.2%	112.8%	111.9%
Trailing 12 Month	91.8%	$189.01	$173.56	91.4%	$172.66	$157.87	100.4%	109.5%	109.9%
(1)	Source: Hospitality research report as of August 31, 2016.

(2)	Includes Residence Inn Los Angeles LAX Century Boulevard, Hyatt House Los Angeles LAX El Segundo, Embassy Suites Los Angeles International Airport North, Courtyard Los Angeles Airport Century Boulevard, Hilton Garden Inn LAX El Segundo, Residence Inn Los Angeles Airport El Segundo and Hyatt Place Los Angeles LAX El Segundo.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5933 West Century Boulevard Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 7 Residence Inn by Marriott LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,846,590 64.5% 1.56x 11.8%

Cash Flow Analysis.

Cash Flow Analysis
	T-12 9/30/2016	2016 Budget	U/W	U/W per key (1)
Occupancy	92.9%	93.1%	92.9%
ADR	$189.81	$195.04	$189.81
RevPAR	$176.30	$181.64	$176.30
Room Revenue	$14,905,126	$15,314,936	$14,864,402	$64,348
F&B Revenue	868,787	851,894	866,414	$3,751
Other Departmental Revenue	940,317	1,016,264	937,748	$4,060
Other Revenue(2)	148,446	142,104	148,446	$643
Total Revenue	$16,862,677	$17,325,198	$16,817,010	$72,801
Operating Expenses	4,794,419	4,695,576	4,781,319	$20,698
Undistributed Expenses	4,525,306	4,499,025	4,516,463	$19,552
Gross Operating Profit	$7,542,952	$8,130,596	$7,519,228	$32,551
Total Fixed Charges(3)	1,026,653	1,028,843	1,224,176	$5,299
Net Operating Income	$6,516,298	$7,101,753	$6,295,052	$27,251
FF&E	0	0	672,680	$2,912
Net Cash Flow	$6,516,298	$7,101,753	$5,622,371	$24,339
(1)	Based on 231 keys.

(2)	Represents contractual rental income of ground floor retail tenants, which include: ZPizza & Tap Room, Jersey Mike’s Subs, and Starbucks. Both ZPizza & Tap Room and Jersey Mike’s Subs are operated independently on 10 year leases, while Starbucks is operated by the borrower.

(3)	The Residence Inn by Marriott LAX Property is subject to a ground lease with KOAR Airport Associates that expires on December 31, 2114, with no renewal options. The ground rent for calendar year 2016 is $400,000 per annum and increases $25,000 every year through 2025. Beginning January 1, 2026 and continuing every year thereafter, the ground rent will increase by 3.0% annually. Underwritten total fixed charges includes the average of annual ground lease payments over the Residence Inn by Marriott LAX Loan term.

Property Management.  The Residence Inn by Marriott LAX Property is managed by Interstate Management Company, LLC (“Interstate”). Interstate was founded in May 1960 and was recently acquired in May 2016 by Kohlberg & Company LLC. Currently, Interstate has a global portfolio of 430 hotels, resorts and conference centers with over 77,800 keys. Interstate is not an affiliate of the borrower.

Lockbox / Cash Management.  The Residence Inn by Marriott LAX Loan is structured with a hard lockbox and springing cash management. In-place cash management is required upon (i) an event of default, (ii) a bankruptcy action of the borrower, the guarantor or the property manager, (iii) the failure of the borrower after the end of any calendar quarter to maintain a debt service coverage ratio of at least 1.20x until the debt service coverage ratio after the end of two consecutive calendars is at least equal to 1.35x or (iv) 12 months prior to the expiration of the franchise agreement or immediately if the franchise agreement has been terminated (“Cash Management Period”). A full excess cash sweep is required to occur upon the continuation of the events specified in clauses (i) and (ii) or if the borrower fails after the end of any calendar quarter to maintain a debt service coverage ratio of at least 1.15x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least 1.25x (“Cash Trap Period”).

Initial Reserves.  At loan origination, the borrower deposited (i) $212,667 into a tax reserve account, (ii) $67,714 into an insurance reserve account, and (iii) $5,500,000 into an earnout reserve account.

The borrower may request an initial disbursement from the earn-out reserve in an amount equal to $3,000,000 on any date after October 18, 2016 if, among other things, (i) the Earn-Out Debt Yield is greater than or equal to 10.0% for the immediately preceding calendar quarter, and (ii) no event of default has occurred or is continuing. The borrower has requested the initial disbursement from the earn-out reserve in an amount equal to $3,000,000.

At any time after April 18, 2017, the borrower may request the disbursement of the remaining available balance of the earn-out reserve funds if, among other things, (i) the Earn-Out Debt Yield is greater than or equal to 10.0% for the immediately preceding two calendar quarters and (ii) no event of default has occurred or is continuing. The borrower is not entitled to any disbursement of earn-out reserve

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5933 West Century Boulevard Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 7 Residence Inn by Marriott LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,846,590 64.5% 1.56x 11.8%

funds after April 18, 2019, and any reserve funds remaining in the earn-out reserve account after April 18, 2019 are required to be retained by lender as additional security for the loan obligations.

“Earn-Out Debt Yield” means, as of any date, the ratio in which (i) the numerator is the net cash flow for the twelve (12) month period ending with the most recently completed calendar month, as adjusted by lender to reflect (a) taxes at the greater of actual taxes or taxes reassessed at the Residence Inn by Marriott LAX Whole Loan basis, (b) a ten-year average ground rent payment, (c) a 365 day year and (d) a 4.0% FF&E Reserve Deposit and (ii) the denominator is the sum of the original principal amount of the Residence Inn by Marriott LAX Whole Loan plus, if applicable, the original principal balance of any mezzanine loan multiplied by 100.

Ongoing Reserves.  On a monthly basis, the borrowers are required to make deposits of (i) 1/12th of the required annual taxes, which currently equates to $53,167, (ii) 1/12th of the required insurance premiums, which currently equates to $6,471, (iii) $33,333 into a ground lease reserve and (iv) with respect to the FF&E reserve account, 1/12th of (a) 2.0% of such year’s gross income from May 6, 2016 through June 6, 2017 which currently equates to $25,314 and (b) 4.0% of such year’s gross income thereafter.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The Residence Inn by Marriott LAX Whole Loan documents permit a future mezzanine loan so long as, among other things, the mezzanine loan (i) has a maturity date that is no earlier than that of the Residence Inn by Marriott LAX Whole Loan and (ii) based on the combined principal balances, (a) the loan to value ratio is no more than 65.0%, (b) the debt service coverage ratio is equal to or greater than 1.35x and (c) the net cash flow debt yield is equal to or greater than 10.0%.

Ground Lease. The Residence Inn by Marriott LAX Property is subject to a ground lease with KOAR Airport Associates that expires on December 31, 2114, with no renewal options. The ground rent for calendar year 2016 is $400,000 per annum and increases $25,000 every year through 2025. Beginning January 1, 2026 and continuing every year thereafter, the ground rent increases by 3.0% annually. Additionally, so long as the Residence Inn by Marriott LAX Property is being operated as a hotel, the borrower is required to pay to the ground lessor, as additional rent, the amount (if any) by which the annual base rent payable by tenant is exceeded by one and one-half percent (1.5%) of gross annual room sales from the Residence Inn by Marriott LAX Property per year.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5933 West Century Boulevard Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 7 Residence Inn by Marriott LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,846,590 64.5% 1.56x 11.8%

Residence Inn by Marriott LAX
5933 West Century Boulevard
Los Angeles, CA 90045
Beverly Hills
Los Angeles
Santa Monica
Culver City
Marina Del Rey
El Segundo
Manhattan Beach
Inglewood
Hawthorne
Lawndale
Santa Monica Bay
LOS ANGELES INTERNATIONAL AIRPORT (LAX)
WESTSIDE
SILICON BEACH
PLAYA VISTA
MID CITY
UCLA
WESTWOOD VILLAGE
GOLDEN TRIANGLE
MELROSE AVENUE
PURPLE LINE EXTENSION
EXPO LINE
CRENSHAW/LAX TRANSIT CORRIDOR (UNDER CONSTRUCTION)
3RD STREET PROMENADE
MAIN STREET
SANTA MONICA AIRPORT
HAWTHORNE AIRPORT
Courtyard Los Angeles Airport Century Boulevard
Embassy Suites Los Angeles International Airport North
Hyatt Place Los Angeles LAX El Segundo
Hilton Garden Inn LAX El Segundo
Residence Inn Los Angeles Airport El Segundo
Hyatt House Los Angeles LAX El Segundo

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsors:	Anton Melchionda; Joshua R. Levy; Neal S. Shalom
Borrowers(1):	Various
Original Balance:	$24,000,000
Cut-off Date Balance:	$24,000,000
% by Initial UPB:	3.0%
Interest Rate:	4.8400%
Payment Date:	6th of each month
First Payment Date:	August 6, 2016
Maturity Date:	July 6, 2026
Amortization:	Interest Only for 12 months, 360 months thereafter
Additional Debt:	None
Call Protection:	L(28), D(89), O(3)
Lockbox / Cash Management:	Soft Springing Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$85,022	$42,511
Insurance:	$0	Springing
Replacement:	$0	$4,199
TI/LC:	$0	$11,664
Required Repairs:	$41,902	NAP
Occupancy Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$86
Balloon Balance / Sq. Ft.:	$72
Cut-off Date LTV:	68.8%
Balloon LTV:	57.8%
Underwritten NOI DSCR:	1.40x
Underwritten NCF DSCR:	1.28x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.1%
Underwritten NOI Debt Yield at Balloon:	10.5%
Underwritten NCF Debt Yield at Balloon:	9.6%

Property Information
Single Asset / Portfolio:	Portfolio of 7 properties
Property Type:	Retail
Collateral(3):	Fee Simple and Leasehold
Location:	NH and MA
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	279,937
Property Management:	Waterstone Retail Development, Inc.
Underwritten NOI:	$2,126,173
Underwritten NCF:	$1,935,816
Appraised Value:	$34,900,000
Appraisal Date:	June 2016

Historical NOI
Most Recent NOI:	$2,310,370 (T-12 August 31, 2016)
2015 NOI:	$2,094,030 (December 31, 2015)
2014 NOI:	$2,246,794 (December 31, 2014)
2013 NOI:	$2,178,283 (December 31, 2013)

Historical Occupancy
Current Occupancy(4):	93.6% (Various)
2015 Occupancy:	90.6% (December 31, 2015)
2014 Occupancy:	94.5% (December 31, 2014)
2013 Occupancy:	94.4% (December 31, 2013)
(1)	The borrowers under the Waterstone 7 Portfolio Loan are 114 Huttleston Ave, LLC; 337 Lafayette Road, LLC; Waterstone New Hampshire Retail Properties, LLC; Waterstone Sugar River Plaza, LLC and Harkness Sugar River Plaza, LLC. Waterstone Sugar River Plaza, LLC and Harkness Sugar River Plaza, LLC own the Sugar River Plaza Property as tenants-in-common.

(2)	See “Initial Reserves” and “Ongoing Reserves” below. The Replacement Reserve is subject to a cap of $200,000 and the TI/LC Reserve is subject to a cap of $700,000.

(3)	The related borrowers own a leasehold interest in two properties; West Marine – Fairhaven and West Marine – Seabrook. See “Ground Lease” below.

(4)	Current occupancy is based on a rent roll (i) for each single tenant property (as identified in the “Portfolio Summary” below) dated as of October 6, 2016 and (ii) for each of the remaining properties dated as of September 15, 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

The Loan. The Waterstone 7 Portfolio loan (the “Waterstone 7 Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple (five properties) and leasehold interest (two properties) in a 279,937 sq. ft., 7-property portfolio of single tenant retail and anchored retail properties located in New Hampshire and Massachusetts (each a “Waterstone 7 Property,” and collectively, the “Waterstone 7 Portfolio Properties”) with an original principal balance of $24.0 million.

The Waterstone 7 Portfolio Loan has a 10-year term and amortizes on 30-year schedule after an initial 12-month interest-only period. The Waterstone 7 Portfolio Loan accrues interest at a fixed rate equal to 4.8400% and has a cut-off date balance of $24.0 million. Loan proceeds together with borrower sponsors new cash equity of approximately $1.2 million were used to refinance approximately $23.58 million of existing debt, fund an approximately $1.2 million partner buyout, pay closing costs of approximately $0.3 million and fund reserves of approximately $0.1 million. The properties known as Shaw’s Plaza – Lancaster, Shaw’s Plaza – Woodsville and Kilburn Ledge were previously securitized in BACM 2006-3 mortgage trust by JP Morgan (known in that deal as the New Hampshire Retail Portfolio). The remaining four Waterstone 7 Portfolio Properties were not previously securitized.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$24,000,000	95.3%	Refinance Existing Mortgage	$23,575,970	93.6%
Borrower Equity	$1,194,861	4.7%	Partnership Buyout	$1,175,000	4.7%
			Closing Costs	$316,967	1.3%
			Reserves	$126,924	0.5%
Total Sources	$25,194,861	100.0%	Total Uses	$25,194,861	100.0%

The Borrower / Borrower Sponsors. The borrowers are 114 Huttleston Ave, LLC, 337 Lafayette Road, LLC, Waterstone New Hampshire Retail Properties, LLC, Waterstone Sugar River Plaza, LLC, and Harkness Sugar River Plaza, LLC, each a single purpose entity structured to be bankruptcy remote with one independent director in its organizational structure. Waterstone Sugar River Plaza, LLC and Harkness Sugar River Plaza, LLC own the Sugar River Plaza Property as tenants-in-common (pursuant to a two member closed tenant-in-common structure with each tenant-in-common borrower controlled by affiliates of the borrower sponsors). Each borrower is a subsidiary of Waterstone Retail. The sponsors of the borrower and non-recourse carveout guarantors, Anton Melchionda, Joshua R. Levy and Neal S. Shalom (on a joint and several basis) are all principals of Waterstone Retail.

Waterstone Retail is a national real estate development, acquisition and management company that was founded in 2006 and specializes in the creation and repositioning of shopping centers throughout the United States. Waterstone Retail focuses on grocery-anchored power centers and non-traditional specialty centers across the east coast. As of October 2016, Waterstone Retail has a portfolio of more than 50 properties totaling over 5 million sq. ft. of space and 1 million sq. ft. under development. In 2015, Waterstone Retail was the second-largest retail owner in New England by sq. ft.

The Properties & Tenants. The Waterstone 7 Portfolio Properties consist of seven retail properties, including four anchored retail centers and three single tenant properties containing 279,937 sq. ft. located in Massachusetts (one property) and New Hampshire (six properties). The Waterstone 7 Portfolio Properties were built between 1980 and 2012 and range in size from 11,180 sq. ft. to 116,828 sq. ft. with an average size of 39,991 sq. ft.

The Waterstone 7 Portfolio has maintained a weighted average historical occupancy of approximately 93.1% since 2013. Sixteen tenants at the Waterstone 7 Portfolio Properties have been tenants at the property for over 10 years, fourteen of which have been at its Property for over 15 years. The average length of occupancy for these long term tenants is 20.5 years. The Waterstone 7 Portfolio is currently 93.6% occupied. The largest tenants include Shaw’s Supermarket, Ocean State Job Lot and West Marine.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

Portfolio Summary
Property	Location	Property Subtype	Year Built	Sq. Ft.	Occupancy(1)
Sugar River Plaza	Newport, NH	Anchored	1980, 1989	116,828	97.9%
Shaw’s Plaza – Lancaster	Lancaster, NH	Anchored	1980(2)	50,080	76.4%
Shaw’s Plaza – Woodsville	Haverhill (Woodsville), NH	Anchored	1986, 1989	39,000	100.0%
Kilburn Ledge	Littleton, NH	Anchored	2000	34,582	89.7%
West Marine – Fairhaven	Fairhaven, MA	Single Tenant	2012	15,015	100.0%
West Marine – Seabrook	Seabrook, NH	Single Tenant	2012	13,252	100.0%
Rite Aid	Haverhill (Woodsville), NH	Single Tenant	1997	11,180	100.0%
Total / Wtd. Avg.				279,937	93.6%

(1)	Occupancy is as of September 15, 2016 for each property except for the single tenant properties for which occupancy is as of October 6, 2016.

(2)	Shaw’s Plaza – Lancaster was renovated in 1998.

Tenant Summary(1)
Tenant	Property	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Ocean State Job Lot	Sugar River Plaza	NR/NR/NR	48,600	17.4%	$3.14	5.5%	1/30/2021(3)
Shaw’s – Lancaster	Shaw’s Plaza - Lancaster	NR/NR/NR	34,280	12.2%	$11.68	14.4%	6/5/2018(4)
Shaw’s – Woodsville	Shaw’s Plaza – Woodsville	NR/ NR/NR	34,000	12.1%	$7.00	8.5%	12/31/2020(5)
Shaw’s – Sugar River	Sugar River Plaza	NR/ NR/NR	33,000	11.8%	$8.77	10.4%	12/31/2020(6)
Staples	Kilburn Ledge	BB+/Baa2/BBB-	23,942	8.6%	$11.50	9.9%	3/31/2020(7)
Total Major Tenants			173,822	62.1%	$7.80	48.6%
Remaining Tenants(8)			88,293	31.5%	$13.86	43.9%
Total Occupied Collateral			262,115	93.6%	$9.84	92.5%
Vacant			17,822	6.4%
Total			279,937	100.0%

(1)	Based on a rent roll (i) for each single tenant property (as identified in the “Portfolio Summary” below) dated as of October 6, 2016 and (ii) for each of the remaining properties dated as of September 15, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	Ocean State Job Lot has two, five year extension option with no termination options.

(4)	Shaw’s – Lancaster has six, five year extension options with no termination options.

(5)	Shaw’s – Woodsville has two, five year extension options with no termination options.

(6)	Shaw’s – Sugar River has three, five year extension options with no termination options.

(7)	Staples has two, five year extension options with no termination options.

(8)	There are 15 other tenants which include, two West Marine tenants (28,267 sq. ft.; 10.1% of total NRA), two New Hampshire’s State Liquor Stores (10,979 sq. ft.; 3.9% of total NRA), and a Family Dollar (8,045 sq. ft.; 2.9% of total sq. ft.).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual UW Base Rent	Annual UW Base Rent Per Sq. Ft.	% UW Base Rent Rolling	Cumulative % of UW Base Rent
MTM	5	17,129	6.1%	17,129	6.1%	$99,827	$5.83	3.9%	3.9%
2016	1	4,320	1.5%	21,449	7.7%	$38,880	$9.00	1.5%	5.4%
2017	0	0	0.0%	21,449	7.7%	$0	$0	0.0%	5.4%
2018	4	50,757	18.1%	72,206	25.8%	$623,345	$12.28	24.2%	29.5%
2019	2	9,654	3.4%	81,860	29.2%	$89,977	$9.32	3.5%	33.0%
2020	4	97,442	34.8%	179,302	64.1%	$818,286	$8.40	31.7%	64.7%
2021	1	48,600	17.4%	227,902	81.4%	$152,740	$3.14	5.9%	70.7%
2022	2	15,652	5.6%	243,554	87.0%	$363,244	$23.21	14.1%	84.7%
2023	0	0	0.0%	243,554	87.0%	$0	$0	0.0%	84.7%
2024	0	0	0.0%	243,554	87.0%	$0	$0	0.0%	84.7%
2025	0	0	0.0%	243,554	87.0%	$0	$0	0.0%	84.7%
2026	0	0	0.0%	243,554	87.0%	$0	$0	0.0%	84.7%
Thereafter	2	18,561	6.7%	262,115	93.6%	$393,528	$21.20	15.3%	100.0%
Vacant	NAP	17,822	6.4%	279,937	100.0%	NAP	NAP	NAP
Total / Wtd. Avg.	21	279,937	100.0%			$2,579,826	$9.84	100.0%
(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Based on a rent roll (i) for each single tenant property (as identified in the “Portfolio Summary” below) dated as of October 6, 2016 and (ii) for each of the remaining properties dated as of September 15, 2016.

Shaw’s Supermarket (101,280 sq. ft.; 36.2% of NRA; 33.3% of UW Base Rent), “Shaw’s,” is a grocery store chain headquartered in West Bridgewater, Massachusetts and has 154 locations in the North East. Shaw’s was founded in 1860. In 2013, Shaw’s was purchased by AB Acquisition LLC to put it under the sole ownership of Albertsons, LLC, which operates under 18 different banners in 33 states. Shaw’s is the largest tenant at two properties in the portfolio and the second largest tenant in one property.

Shaw’s Sales Information
Property	Sq. Ft.	% of Total NRA	In-Place Rent	In-Place Rent Per Sq. Ft.	2015 Tenant Sales(1)	Tenant Sales Per Sq. Ft	Occupancy Cost
Shaw’s Plaza - Woodsville	34,000	12.1%	$238,000	$7.00	$9,931,964	$292.12	3.5%
Sugar River Plaza	33,000	11.8%	$289,473	$8.77	$10,927,635	$331.14	3.5%
(1)	Shaw’s at Sugar River Plaza & Shaw’s Plaza – Woodsville are the only tenants required to report annual sales figures to landlord. Other tenants’ sales information are not available.

Ocean State Job Lot (48,600 sq. ft.; 17.4% of NRA; 5.5% of UW Base Rent) is a regional chain of 124 discount stores located in New England. The company was founded in 1977 and is headquartered in North Kingstown, Rhode Island.

West Marine (28,267 sq. ft.; 10.1% of NRA; 24.8% of UW Base Rent) is a specialty and wholesale retailer catering to the leisure and competitive boating and fishing markets. West Marine was founded in 1968 and is based out of Watsonville, California with over 255 locations throughout North America. In 1993 the company became a publicly-traded corporation on the NASDAQ.

Sugar River Plaza (116,828 sq. ft.; 41.7% of NRA; 24.2% of UW Base Rent)

The Sugar River Plaza Property is an 116,828 sq. ft. multi-tenant retail center that is anchored by Ocean State Job Lot (41.6% of property NRA) and Shaw’s (28.2% of property NRA). The Sugar River Plaza Property was built in 1980 and 1989 and is located on John Stark Highway/ Routes 103 and 11 in Newport, New Hampshire. The anchored retail center also includes Family Dollar, Aubuchon Hardware, Sugar River Pharmacy, LLC and NH State Liquor Store and is the largest retail center in the Sunapee Lakes Region.

Shaw’s Plaza – Lancaster (50,080 sq. ft.; 17.9% of NRA; 20.6% of UW Base Rent)

The Shaw’s Plaza – Lancaster Property is a 50,080 sq. ft. multi-tenant retail center that was built in 1980 and renovated in 1998. The Shaw’s Plaza – Lancaster Property is anchored by Shaw’s (68.5% of property NRA) and an additional tenant, NH State Liquor Store (8.0% of NRA). The property is situated along the Main Street in Lancaster which is located in northern New Hampshire.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

Kilburn Ledge (34,582 sq. ft.; 12.4% of NRA; 14.3% of UW Base Rent)

The Kilburn Ledge Property is a 34,582 sq. ft. multi-tenant retail center that is anchored by Staples (69.2% of NRA). The Kilburn Ledge Property was built in 2000 and other tenants include Olympia Sports as well as borrower occupied office space for the Waterstone Regional Office. The Kilburn Ledge Property is located in Littleton, New Hampshire along Route 302. Route 302 is home to a Walmart Supercenter, Lowe’s, Home Depot, Tractor Supply and many other national and regional tenants.

West Marine – Fairhaven (15,015 sq. ft.; 5.4% of NRA; 12.6% of UW Base Rent)

West Marine is the single tenant at the West Marine – Fairhaven Property. It is a 15,015 sq. ft. single tenant retail space that was constructed in 2012. The West Marine - Fairhaven Property is located in Fairhaven, Massachusetts which is a waterside town, with six different boating marinas and yacht clubs in the town. Fairhaven is located in southern Massachusetts and is 55 miles south of Boston and 35 miles southwest of Providence, Rhode Island.

The related borrower has a leasehold interest in the property pursuant to a ground lease that commenced in 2011 and has an expiration of May 18, 2062 with nine, five-year extension options and one, four-year extension option. The borrower owns the improvements.

Shaw’s Plaza – Woodsville (39,000 sq. ft.; 13.9% of NRA; 10.0% of UW Base Rent)

Shaw’s Plaza – Woodsville is a 39,000 sq. ft., two building, retail property that is anchored by Shaw’s (87.2% of NRA) and built in 1986 and 1989. In addition to the Shaw’s, the Shaw’s Plaza – Woodsville Property’s tenants include a New Hampshire State Liquor Store and Graham Insurance office. The Property is located in Haverhill (Woodsville), New Hampshire and is situated along Forest Street which provides direct access to Route 302 and Dartmouth College Highway and is 0.5 miles from a Walmart Supercenter. Woodsville is a village within the Town of Haverhill which is located on the Connecticut River.

West Marine – Seabrook (13,252 sq. ft.; 4.7% of NRA; 12.2% of UW Base Rent)

The West Marine – Seabrook Property is a single tenant 13,252 sq. ft. single tenant retail space located in Seabrook, New Hampshire that is occupied by West Marine. The West Marine – Seabrook Property was built in 2012 and is situated on the corner of an intersection between N.H. Route 1, Boynton Lane and Lafayette Road. Within a 6.5 mile radius there are 10 marinas and yacht clubs. Seabrook is located in Southern New Hampshire approximately 50 miles east of Concord and 45 miles north of Boston.

The related borrower has a leasehold interest in the West Marine – Seabrook Property pursuant to a ground lease that commenced in 2012 and expires on June 29, 2032 and has seven, ten-year extension options (automatically exercisable at the option of the borrower who owns the improvements).

Rite Aid (11,180 sq. ft.; 4.0% of NRA; 6.1% of UW Base Rent)

Rite Aid is an 11,180 sq. ft. single tenant property in Haverhill (Woodsville), New Hampshire that was constructed in 1997. The Rite Aid Property is located on the corner of Route 10 & Route 302 and is shadow anchored by a Walmart Supercenter that is 0.2 miles away. The Rite Aid provides a drive thru pharmacy window for prescription pick up and drop off and is the only pharmacy (other than the Walmart Supercenter’s) within at least 15 miles. The Rite Aid Property is located in Woodsville, within the Town of Haverhill that is located along the Connecticut River.

Historical Occupancy
	2015	2014	2013
Sugar River Plaza	94.0%	94.0%	94.0%
Shaw’s Plaza - Lancaster	76.0%	90.0%	90.0%
Kilburn Ledge	79.0%	90.0%	90.0%
West Marine - Fairhaven	100.0%	100.0%	100.0%
Shaw’s Plaza - Woodsville	100.0%	100.0%	100.0%
West Marine - Seabrook	100.0%	100.0%	100.0%
Rite Aid	100.0%	100.0%	100.0%
Total Wtd. Avg.	90.6%	94.5%	94.4%

Environmental Matters. The Phase I environmental reports, dated June 1, 2016, recommended no further action, except for the development of an Asbestos Operations and Maintenance Plan for the Properties known as Shaw’s Plaza – Woodsville, Shaw’s Plaza – Lancaster and Sugar River Plaza.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

The Market. The Waterstone 7 Portfolio Properties are located in New Hampshire and Massachusetts.

Market Overview(1)
			Vacancy		Rental Rate PSF
Mortgaged Property	Population(2)	Average Household Income(2)	Actual(3)	Market(4)	Actual(3)	Market(4)
Sugar River Plaza	9,258	$74,557	2.1%	7.2%	$6.21	$13.59
Shaw’s Plaza – Lancaster	4,115	$56,384	23.6%	7.2%	$12.50	$13.59
Kilburn Ledge	6,867	$67,081	10.3%	7.2%	$11.50	$13.59
West Marine – Fairhaven	93,265	$51,506	0.0%	3.9%	$21.25	$11.22
Shaw’s Plaza – Woodsville	5,867	$57,981	0.0%	7.2%	$7.17	$13.59
West Marine – Seabrook	16,340	$83,366	0.0%	2.8%	$22.91	$13.73
Rite Aid	5,867	$57,981	0.0%	2.8%	$15.16	$13.73
Wtd. Avg.			6.4%	6.6%	$10.08	$13.48

(1)	Source: Appraisal.

(2)	Based on a five-mile radius as of 2016.

(3)	Based on a rent roll (i) for each single tenant property (as identified in the “Portfolio Summary” below) dated as of October 6, 2016 and (ii) for each of the remaining properties dated as of September 15, 2016.

(4)	Based on the appraiser’s concluded submarket rent and vacancy for the Waterstone 7 Portfolio Properties. All of the Waterstone 7 Portfolio Properties fall within the Southern New Hampshire submarket, other than the Waterstone 7 Portfolio Property known as West Marine – Fairhaven which is located in the Route 495 South submarket.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 8/31/2016	U/W	U/W PSF
Base Rent(1)	$2,609,867	$2,625,446	$2,560,342	$2,538,645	$2,788,740	$9.96
Reimbursements	605,019	688,497	660,054	878,005	720,989	2.58
% Rents	11,145	11,711	13,418	14,058	14,058	0.05
Other Income	0	0	3	0	0	$0.00
Gross Potential Income	$3,226,030	$3,325,653	$3,233,817	$3,430,708	$3,523,788	$12.59
Less: Vacancy(2)	0	0	0	0	(273,531)	(0.98)
Effective Gross Income	$3,226,030	$3,325,653	$3,233,817	$3,430,708	$3,250,256	$11.61
Total Operating Expenses	1,047,747	1,078,859	1,139,787	1,120,339	1,124,083	$4.02
Net Operating Income	$2,178,283	$2,246,794	$2,094,030	$2,310,370	$2,126,173	$7.60
TI/LC	0	0	0	0	$139,969	$0.50
Capital Expenditures	0	0	0	0	$50,389	$0.18
Net Cash Flow	$2,178,283	$2,246,794	$2,094,030	$2,310,370	$1,935,816	$6.92
(1)	UW Base Rent as per the September 2016 and October 2016 rent roll with rent bumps taken out through October 2017.

(2)	UW vacancy represents a 7.8% economic vacancy adjustment on the Gross Potential Rent. As of October 6, 2016 for single tenant properties and as of September 15, 2016 for multi-tenant properties, the Waterstone 7 Portfolio was 93.6% occupied.

Property Management. The Waterstone 7 Portfolio Properties are managed by Waterstone Retail Development, Inc., an affiliate of the borrower.

Lockbox / Cash Management.  The Waterstone 7 Portfolio Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox and in-place cash management will be required during a Cash Management Period.

“Cash Management Period” means the period (i) upon any event of default until cured, (ii) upon any bankruptcy action of the principal borrower, guarantors, property manager or the tenants under the related leases until cured, (iii) failure by the borrowers to maintain a debt service coverage ratio of at least 1.15x (for the Waterstone 7 Portfolio Properties as a whole until it achieves a debt service coverage ratio of at least 1.15x for two consecutive quarters) or (iv) the occurrence of a Lease Trigger Period. A full excess cash flow sweep will be required during a Cash Management Period other than if triggered by a Lease Trigger Period.

A “Lease Trigger Period” will occur from time to time upon the occurrence of any one or more of the following, (i) with respect to any Occupancy Reserve Lease, the date which is the earlier of (a) 12 calendar months prior to each expiration date under each Occupancy Reserve Lease and (b) each date on which the applicable Occupancy Reserve Tenant is required to notify the landlord of its intent to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

either renew or terminate its lease, and/or (ii) with respect to any such Occupancy Reserve Tenant, (a) such tenant fails to continuously operate, (b) such tenant or its related guarantor is subject to bankruptcy action, (c) such tenant gives notice of its intent to terminate its lease or to vacate or surrender its premises, or (d) such tenant’s lease terminates or expires.

An “Occupancy Reserve Lease” means each of the Shaw’s - Lancaster lease, the Shaw’s - Sugar River lease, the Shaw’s - Woodsville lease, the West Marine – Fairhaven lease, the West Marine – Seabrook lease or the Staples lease.

An “Occupancy Reserve Tenant” means each of Shaw’s, West Marine, Staples and any other tenant under an Occupancy Reserve Lease.

Initial Reserves. At loan origination, the borrower deposited (i) $85,022 into a tax reserve account, and (ii) $41,902 into an immediate repairs reserve.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $42,511, into a tax reserve account, (ii) 1/12th of the estimated insurance premiums, (iii) $4,199 into a replacement reserve account which is capped at $200,000 so long as no event of default exists and (iv) $11,664 into a TI/LC reserve account, which is capped at $700,000 so long as no event of default exists. Escrow for insurance premiums is waived so long as, (a) no Cash Management Period exists, (b) no event of default is continuing, (c) lender receives evidence that premiums have been paid 30 days prior to the due date, and (d) and the insurance provisions in loan agreement have been complied with.

In addition on every payment date during a Lease Trigger Period, all excess cash after payment of the monthly debt service payment, required reserves and operating expenses are required to be transferred to an occupancy reserve, and will only be disbursed only in connection with acceptable replacement leases, acceptable lease extensions or approved leasing expenses.

Partial Release. None.

Ground Lease. The related borrowers own a leasehold interest in the West Marine – Fairhaven and West Marine – Seabrook properties. The ground lease for the West Marine – Fairhaven property (i) requires annual rent of $74,250, and starting in 2021, will increase by 10.0% every five years thereafter and (ii) expires on July 28, 2061 with nine, five year extension options and one, four year option. The ground lease for the West Marine – Seabrook property (i) requires annual rent of $100,000, and starting in 2021, will increase by 10.0% every five years thereafter, (ii) expires on June 29, 2032 with seven, ten year extension options and (iii) extension options are automatically exercised unless borrowers elect, with lender’s consent not to extend.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 8 Waterstone 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 68.8% 1.28x 8.9%

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
2 Lancaster
3 Littleton
7
5 Haverhill
Montpelier
Gardiner
MAINE
Brunswick
VERMONT
Hanover
Portland
Rutland
Newport
1
Lake George
NEW HAMPSHIRE
Manchester
6
Bennington
Albany
Atlantic Ocean
MASSACHUSETTS
Boston
NEW YORK
Springfield
Providence
Hartford
4 Fairhaven
RHODE ISLAND
Norwich
CONNECTICUT
Newburgh
Danbury

Waterstone 7 Portfolio

#	Property Name	Address	City/State	Zip Code
1	Sugar River Plaza	12, 24-70 John Stark Highway	Newport, NH	03773
2	Shaw's Plaza - Lancaster	199 Main Street	Lancaster, NH	03584
3	Kilburn Ledge	780, 788, 796 & 804 Meadow Street	Littleton, NH	03561
4	West Marine - Fairhaven	114 Huttleston Avenue	Fairhaven, MA	02719
5	Shaw's Plaza - Woodsville	1, 3, 5 & 15 Forest Street	Haverhill (Woodsville), NH	03765
6	West Marine - Seabrook	337 Lafayette Road	Seabrook, NH	03874
7	Rite Aid	4976 Dartmouth College Highway	Haverhill (Woodsville), NH	03765

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

41 Alvord Lane Stamford, CT 06902	Collateral Asset Summary – Loan No. 9 Stop & Shop Stamford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 51.8% 1.71x 10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41 Alvord Lane Stamford, CT 06902	Collateral Asset Summary – Loan No. 9 Stop & Shop Stamford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 51.8% 1.71x 10.0%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Borrower Sponsor:	Uma Mysorekar
Borrower:	Vinayaka Realty, LLC
Original Balance:	$23,500,000
Cut-off Date Balance:	$23,500,000
% by Initial UPB:	3.0%
Interest Rate:	4.0010%
Payment Date:	6th of each month
First Payment Date:	November 6, 2016
Maturity Date:	October 6, 2026
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(89), O(6)
Lockbox / Cash Management:	Hard / In Place

Reserves(1)
	Initial	Monthly
Taxes:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$337
Balloon Balance / Sq. Ft.:	$284
Cut-off Date LTV:	51.8%
Balloon LTV:	43.6%
Underwritten NOI DSCR(2):	1.75x
Underwritten NCF DSCR(2):	1.71x
Underwritten NOI Debt Yield:	10.0%
Underwritten NCF Debt Yield:	9.8%
Underwritten NOI Debt Yield at Balloon:	11.9%
Underwritten NCF Debt Yield at Balloon:	11.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Single Tenant Retail
Collateral:	Fee Simple
Location:	Stamford, CT
Year Built / Renovated:	2006 / NAP
Total Sq. Ft.:	69,733
Property Management:	Self-managed
Underwritten NOI:	$2,351,655
Underwritten NCF:	$2,304,934
Appraised Value(3):	$45,400,000
Appraisal Date:	August 25, 2016

Historical NOI(4)
Most Recent NOI:	NAV
2015 NOI:	NAV
2014 NOI:	NAV
2013 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (October 6, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
(1)	See “Initial Reserves” and “Ongoing Reserves” below.

(2)	Based on the amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.47x and 2.42x respectively.

(3)	The appraiser assigned a hypothetical “dark value” of $32,000,000 for the Stop & Shop Stamford Property. The Cut-off Date LTV Ratio based on the hypothetical “dark value” is 73.4%.

(4)	Historical NOI is not available. The borrower acquired the property in October 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41 Alvord Lane Stamford, CT 06902	Collateral Asset Summary – Loan No. 9 Stop & Shop Stamford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 51.8% 1.71x 10.0%

The Loan. The Stop & Shop Stamford loan (the “Stop & Shop Stamford Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 69,733 sq. ft. Stop & Shop located in Stamford, Connecticut (the “Stop & Shop Stamford Property”) with an original principal balance of $23.5 million. The Stop & Shop Stamford Loan has a 10-year term and subsequent to a 24-month interest-only period, amortizes on a 30-year schedule. The Stop & Shop Stamford Loan accrues interest at a fixed rate equal to 4.0010% and has a cut-off date balance of $23.5 million. Loan proceeds, in addition to approximately $22.1 million of cash equity from the borrower sponsor, were used to purchase the Stop & Shop Stamford Property for $45.3 million and pay closing costs of approximately $0.3 million. Based on the as-is appraised value of $45.4 million as of August 25, 2016, the cut-off date LTV ratio is 51.8%. In addition, the appraiser concluded a hypothetical “dark value” of $32.0 million as of August 25, 2016, with the cut-off date LTV ratio of 73.4%. The most recent financing of the Stop & Shop Stamford Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$23,500,000	51.5%	Purchase Price	$45,300,000	99.3%
Sponsor Equity	$22,104,827	48.5%	Closing Costs	$304,827	0.7%
Total Sources	$45,604,827	100.0%	Total Uses	$45,604,827	100.0%

The Borrower / Borrower Sponsor.  The borrower, Vinayaka Realty, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor is Uma Mysorekar.

The Property and Tenants. The Stop & Shop Stamford Property is a single-story, 69,733 sq. ft. Stop & Shop located in Stamford, Connecticut. The Stop & Shop Stamford Property is 100.0% leased to Stop & Shop, a subsidiary of the Dutch company Koninklijke Ahold Delhaize N.V. (“Ahold”) (rated BBB/Baa2/BBB by Fitch/Moody’s/S&P). The Stop & Shop Stamford Property was built-to-suit for Stop & Shop in 2006 and includes core brand components such as a pharmacy and a People’s United Bank branch.

The Stop & Shop Supermarket Company, known as Stop & Shop, is a chain of supermarkets located in the northeastern United States. Stop & Shop was founded in 1914 in Somerville, Massachusetts and has more than 420 store locations throughout New England, New York and New Jersey. In 1996, Stop & Shop was acquired by international food retail group and super market operator, Ahold, which operates 6,500 stores across 22 brands and serves 50 million customers per week.

Stop & Shop signed a 25-year, triple-net lease, which expires July 31, 2031. In-place annual base rent for the lease as of the cut-off date is $2,498,083 ($35.82 PSF) with contractual rent increases of $0.50 per sq. ft. every 5 years. The lease is structured with eleven, 5-year renewal options which are automatically exercised unless the tenant gives notice to the contrary at least 9 months prior to the expiration of the original term or the then-current extension period. The lease is guaranteed by Ahold.

Tenant Summary(1)

Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(3)	% of Total U/W Base Rent	Lease Expiration
Stop & Shop	BBB/Baa2/BBB	69,733	100.0%	$36.07	100.0%	7/31/2031
Total Occupied Collateral		69,733	100.0%	$36.07	100.0%
Vacant		0	0.0%
Total		69,733	100.0%

(1)	Based on rent roll dated October 6, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	U/W Base Rent PSF for Stop & Shop include $17,494 ($0.25 per sq. ft.) of underwritten rent steps, which represent the straight line rent increase in the Stop & Shop leases through the loan term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41 Alvord Lane Stamford, CT 06902	Collateral Asset Summary – Loan No. 9 Stop & Shop Stamford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 51.8% 1.71x 10.0%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter(2)	1	69,733	100.0%	69,733	100.0%	$36.07	100.0%	100.0%
Vacant	NAP	0	0.0%	69,733	100.0%	NAP	NAP
Total / Wtd. Avg.	1	69,733	100.0%			$36.07	100.0%

(1)	Based on rent roll dated October 6, 2016.

(2)	Stop & Shop’s lease expires on July 31, 2031. The lease is structured with 11, five-year renewal options which are automatically exercised unless the tenant gives notice to the contrary at least nine months prior to the expiration of the original term or the then-current extension period.

Environmental Matters. The Phase I environmental report dated September 12, 2016 recommended no further action at the Stop & Shop Stamford Property.

The Market. The Stop & Shop Stamford Property is located in Stamford, Connecticut at the corner of Alvord Lane and West Main Street (Route 1), a north-south highway that serves the east coast of the United States. The city of Stamford is the third most populous city in the state of Connecticut and is considered part of the Bridgeport-Stamford-Norwalk Metro area.

As of 2016, the population and average household income within a 5-mile radius of the Stop & Shop Stamford Property were 176,135 and $150,098, respectively.

The following table presents certain information relating to certain lease comparables provided in the appraisal for the Stop & Shop Stamford Property:

Comparable Set(1)
Name	City	Lease Area (sq. ft.)	Lease Term	Rent PSF (NNN)
Stop & Shop Stamford Property(2)	Stamford	69,733	25 yrs	$35.82
Whole Foods	Darien	49,738	30 yrs	$46.75
Whole Foods	Fairfield	45,364	25 yrs	$35.27
Citarella	Greenwich	20,414	20 yrs	$45.00
Fresh Formats	Fairfield	18,002	10 yrs	$24.55
Trader Joes	Stamford	13,265	10 yrs	$38.00
(1)	Source: Appraisal.

(2)	Based on the rent roll dated October 6, 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41 Alvord Lane Stamford, CT 06902	Collateral Asset Summary – Loan No. 9 Stop & Shop Stamford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 51.8% 1.71x 10.0%

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$2,515,577	$36.07
Value of Vacant Space	0	$0.00
Gross Potential Rent	$2,515,577	$36.07
Total Recoveries	0	$0.00
Less: Vacancy(2)	(100,623)	($1.44)
Effective Gross Income	$2,414,954	$34.63
Total Operating Expenses	63,299	$0.91
Net Operating Income	$2,351,655	$33.72
TI/LC	34,867	$0.50
Capital Expenditures	11,855	$0.17
Net Cash Flow	$2,304,934	$33.05
(1)	U/W Base Rent for Stop & Shop includes $17,494 ($0.25 per sq. ft.) of underwritten rent steps, which represent the straight line rent increase in the Stop & Shop lease through the loan term. Stop & Shop’s current base rent is $2,498,083 ($35.82 PSF) with contractual rent increases of $0.50 PSF every 5 years. The Stop & Shop lease is a triple net lease and is guaranteed by Ahold (rated BBB/Baa2/BBB by Fitch/Moody’s/S&P).

(2)	U/W Vacancy is based on an economic vacancy of 4.0%, which is in-line with the appraiser’s conclusion. The Stop & Shop Stamford Property has been 100% occupied since being built-to-suit for Stop & Shop in 2006.

Property Management.  The Stop & Shop Stamford Property is self-managed.

Lockbox / Cash Management.  The Stop & Shop Stamford Loan is structured with a hard lockbox and in-place cash management.

The Stop & Shop Stamford Loan documents require the borrower to direct all tenants to pay rent directly into a lockbox account, and also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day of receipt. Prior to the occurrence of a Cash Trap Period, all funds in the lockbox account are distributed to the borrower. During a Cash Trap Period, all funds in the lockbox account are required to be swept to a lender-controlled cash management account and applied as provided in the loan documents.

A “Cash Trap Period” will be in effect upon the continuance of any of the following: (i) any event of default until cured, (ii) any bankruptcy action of the borrower, principal, guarantor or property manager has occurred until cured, or in the case of a bankruptcy action of property manager only (unless the property manager is the borrower or an affiliate of the borrower), the manager is replaced with a qualified manager in accordance with the loan documents, (iii) the failure by the borrower to maintain a debt service coverage ratio (as calculated under the loan documents) of at least 1.35x until the debt service coverage ratio is at least 1.35x for 2 consecutive calendar quarters and no other event that would trigger a cash trap period or event of default has occurred or (iv) the occurrence of a Stop & Shop Termination Event until a Stop & Shop Renewal Event occurs.

A “Stop & Shop Termination Event” means if (a) the tenant under the Stop & Shop lease is subject to a bankruptcy action, (b) the tenant under the Stop & Shop lease goes dark and/or fails to operate during regular business hours for five (5) consecutive days, (c) the Stop & Shop lease terminates for any reason, (d) an Ahold Ratings Trigger Event occurs, or (e) the tenant under the Stop & Shop lease gives notice of its intent to terminate or vacate all or any of the space subject to the Stop & Shop lease at any time during the term of the loan.

A “Stop & Shop Renewal Event” will occur if, after a Stop & Shop Termination Event, (a) with respect to the occurrence of an Ahold Ratings Trigger Event, on any date of determination, Ahold has maintained a minimum unsecured debt rating of “BBB-” as rated by S&P and “Baa3” as rated by Moody’s for a continuous period of no less than six (6) consecutive months, (b) in the case of clause (b) in the definition of Stop & Shop Termination Event, the tenant under the Stop & Shop lease has recommenced operating at the Stop & Shop Stamford Property (and the store is open for business) pursuant to the Stop & Shop lease for a period of not less than thirty (30) days, or (c) the entire space currently leased under the Stop & Shop lease is leased to a new tenant, approved by lender, pursuant to a lease containing terms (including, but not limited to the rental rate) reasonably satisfactory to lender, which terminates no earlier than October 6, 2029 (with no tenant option to terminate prior to such date), such new tenant has opened for business and is paying full and unabated rent, and no event of default has occurred and is continuing and no other Cash Trap Period is then in effect.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41 Alvord Lane Stamford, CT 06902	Collateral Asset Summary – Loan No. 9 Stop & Shop Stamford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 51.8% 1.71x 10.0%

An “Ahold Ratings Trigger Event” means the reduction of Ahold’s unsecured debt rating below a rating equivalent to “BBB-” by S&P or “Baa3” by Moody’s.

Initial Reserves.  None.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual taxes, (ii) 1/12th of the estimated annual insurance premiums, (iii) $2,906 ($0.50 PSF annually) into a rollover reserve account, and (iv) $988 ($0.17 PSF) into a replacement reserve account. However, monthly reserves (other than with respect to reserves for insurance premiums) will be waived, provided (a) no event of default has occurred, and (b) the Stop & Shop lease remains in full force and effect. The current commercial general liability policy in place does not cover acts that result from the borrower’s negligence. The loan documents require that the borrower obtain such coverage within 45 days from the loan origination date and deposit 1/12th of the related estimated annual insurance premium into the insurance reserve each month.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

41 Alvord Lane Stamford, CT 06902	Collateral Asset Summary – Loan No. 9 Stop & Shop Stamford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,500,000 51.8% 1.71x 10.0%

Stop & Shop Stamford
Stamford
Main Street Shopping Corridor
DOWNTOWN
EAST SIDE
WEST SIDE
Stamford Harbor
New York
Glen Cove

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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4 West University Parkway Baltimore, MD 21218	Collateral Asset Summary – Loan No. 10 Inn at the Colonnade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 67.2% 1.58x 11.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4 West University Parkway Baltimore, MD 21218	Collateral Asset Summary – Loan No. 10 Inn at the Colonnade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 67.2% 1.58x 11.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Richard W. Naing
Borrower:	RWN-Colonnade Hotel LLC
Original Balance:	$22,700,000
Cut-off Date Balance:	$22,700,000
% by Initial UPB:	2.9%
Interest Rate:	5.1180%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date:	November 6, 2026
Amortization:	Interest Only for first 12 months; 360 months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$105,371	$35,124
Insurance:	$52,995	$4,416
FF&E:	$0	Variable
Replacement:	$0	$800
Required Repairs(3):	$17,188	NAP
Seasonality:	$270,000	Springing
Common Charge:	$0	Springing
REA Assessment:	$0	Springing
PIP Reserve:	$2,000,000	NAP
Franchise Renewal Reserve:	$2,000,000	NAP

Financial Information
Cut-off Date Balance / Room:	$181,600
Balloon Balance / Room:	$153,820
Cut-off Date LTV:	67.2%
Balloon LTV:	56.9%
Underwritten NOI DSCR(4):	1.74x
Underwritten NCF DSCR(4):	1.58x
Underwritten NOI Debt Yield:	11.3%
Underwritten NCF Debt Yield:	10.3%
Underwritten Balloon NOI Debt Yield:	13.4%
Underwritten Balloon NCF Debt Yield:	12.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral(5):	Fee Simple
Location:	Baltimore, MD
Year Built / Renovated:	1989 / 2008-2016
Total Rooms:	125
Property Management:	Naing International Enterprises, LTD
Underwritten NOI:	$2,575,205
Underwritten NCF:	$2,338,871
Appraised Value:	$33,800,000
Appraisal Date:	August 22, 2016

Historical NOI
Most Recent NOI:	$2,653,012 (T-12 September 30, 2016)
2015 NOI:	$2,371,114 (December 31, 2015)
2014 NOI:	$2,595,683 (December 31, 2014)
2013 NOI:	$2,331,251 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	73.4% (September 30, 2016)
2015 Occupancy:	68.2% (December 31, 2015)
2014 Occupancy:	70.1% (December 31, 2014)
2013 Occupancy:	68.7% (December 31, 2013)
(1)	The Inn at the Colonnade Loan documents permit future mezzanine financing in connection with a permitted assumption of the Inn at the Colonnade Loan. See “Future Mezzanine or Subordinate Indebtedness Permitted” below.
(2)	See “Initial Reserves” and “Ongoing Reserves” below.
(3)	125% of the estimated cost of immediately needed repairs and maintenance as determined by the engineering report.
(4)	Based on the amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.19x and 1.99x respectively.
(5)	The Inn at the Colonnade Property is subject to a condominium regime. See “The Property” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4 West University Parkway Baltimore, MD 21218	Collateral Asset Summary – Loan No. 10 Inn at the Colonnade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 67.2% 1.58x 11.3%

The Loan. The Inn at the Colonnade loan (the “Inn at the Colonnade Loan”) is a fixed-rate loan secured by the borrower’s fee simple interest in a 125-room, full service hotel located in Baltimore, Maryland (the “Inn at the Colonnade Property”) with an original principal balance of $22.7 million. The Inn at the Colonnade Loan has a 10-year term and subsequent to a 12-month interest-only period, amortizes on a 30-year schedule. The Inn at the Colonnade Loan accrues interest at a fixed-rate equal to 5.1180% and has a cut-off date balance of approximately $22.7 million. The Inn at the Colonnade Loan proceeds were used to retire existing debt of approximately $16.1 million, fund upfront reserves of approximately $4.4 million, pay origination costs and return approximately $1.8 million of equity to the borrower sponsor. Based on the as-is appraised value of $33.8 million as of August 22, 2016, the cut-off date LTV is 67.2%. The Inn at the Colonnade Property was previously securitized in the CWCI 2007-C2 mortgage trust.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$22,700,000	100.0%	Loan Payoff	$16,053,234	70.7%
			Reserves	$4,445,553	19.6%
			Return of Equity	$1,754,204	7.7%
			Closing Costs	$447,009	2.0%
Total Sources	$22,700,000	100.0%	Total Uses	$22,700,000	100.0%

The Borrower / Borrower Sponsor. The borrower, RWN-Colonnade Hotel LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor is Richard W. Naing.

Richard W. Naing is the president of RWN Development Group, LLC and Naing International Enterprises, LTD (“NIE, Ltd.”), the management company that manages the Inn at the Colonnade Property. In addition to the Inn at the Colonnade Property, Mr. Naing owns and operates the Hotel Brexton, a smaller boutique hotel also located in Baltimore, Maryland that is recognized as a landmark by the National Trust for Historic Preservation.

The Property. The Inn at the Colonnade Property consists of a 125-room full service hotel located on floors 1-3 of an 11-story residential/mixed-use tower in Baltimore, Maryland. The hotel portion of the tower consists of 8 commercial condominium units (all of which are owned by the borrower) (the “Commercial Condominium”). Floors 4-11 in the tower (residential units, known as the “Residences at the Colonnade”) (the “Residential Condominium”) is not collateral for the Inn at the Colonnade Loan. The Commercial Condominium and the Residential Condominium are subject to a reciprocal easement agreement (“REA”) that requires shared payments regarding specific maintenance and capital expenses, however no recurring or ongoing amounts are currently due under the REA. Originally built in 1989, the Inn at the Colonnade Property has operated as a Doubletree franchise hotel since 2003. Since borrower’s acquisition in 2007, the borrower has completed approximately $8.8 million in capital expenditures ($70,782 per key). Guestrooms at the Inn at the Colonnade Property consist of 31 suites, 43 king standard rooms, and 51 double queen standard rooms. Amenities at the Inn at the Colonnade Property include a fitness center, 11,868 sq. ft. of meeting space and two food & beverage outlets: Alizee American Bistro & Lounge and Brown Bag Cafe, a coffee shop.

The Inn at Colonnade Property operates under a franchise agreement with Doubletree Hotel Systems, Inc. (“Doubletree”), a subsidiary of Hilton Hotel Corp. that expires in December 2017. The borrower has executed a letter of intent with Doubletree for the renewal of the flag for an additional 15 years through December 2032. The Inn at the Colonnade Loan is full recourse to the borrower (and guaranteed by the borrower sponsor) until such time that the renewal conditions, described below are satisfied. Additionally, at origination the borrower reserved $2.0 million (in addition to the $2.0 million reserved for the property improvement plan (“PIP”) associated with the franchise expansion for a total of $4.0 million) to be held by lender as additional collateral for the Inn at the Colonnade Loan until the Renewal Conditions are satisfied. The “Renewal Conditions” require that borrower deliver to lender (a) an acceptable executed franchise renewal agreement (or a new franchise agreement with a qualified franchisor) with terms substantially similar to the terms in the executed letter of intent, (b) an acceptable comfort letter from Doubletree or such other franchisor, (c) a copy of the approved PIP related to the franchise agreement, and (d) an amount at least equal to 125% of the estimated cost of the PIP to be deposited into the PIP reserve.

Environmental Matters. The Phase I environmental report dated September 16, 2016 recommended no further action other than the implementation of an asbestos operation and maintenance plan and mold and moisture operation and maintenance plan at the Inn at the Colonnade Property, which are currently in place.

The Market. The Inn at the Colonnade Property is situated directly across from main campus of Johns Hopkins University in the Roland Park section of the city of Baltimore, Maryland. Johns Hopkins University is a private research university with an annual enrollment of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4 West University Parkway Baltimore, MD 21218	Collateral Asset Summary – Loan No. 10 Inn at the Colonnade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 67.2% 1.58x 11.3%

over 20,000 students across three campuses. The main campus, also known as the Homewood campus, houses the Krieger School of Arts & Sciences and Whiting School of Engineering as well as the Space Telescope Science Institute, the operations center for the Hubble Space Telescope, and US Lacrosse Museum and National Hall of Fame.

Additionally, the Inn at the Colonnade Property is located just over three miles from Baltimore’s Inner Harbor neighborhood, a historic seaport and tourist attraction. Inner Harbor’s attraction include the Maryland Science Center, the Reginald F. Lewis Museum of Maryland African American History & Culture, Geppi’s Entertainment Museum, the National Aquarium, Maritime Park, and the ships and submarine docked in the harbor, which offer daily tours. The harbor also offers sightseeing cruises and water taxis, which facilitate access to Fort McHenry, the historic site of the Battle of Baltimore.

For the 12 months ending September 30, 2016, the Inn at the Colonnade Property was reported as having occupancy, ADR and RevPAR of 73.4%, $159.20 and $116.78, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)(2)
	Inn at the Colonnade Property			Competitive Set(3)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Year to Date	77.5%	$159.77	$123.87	71.5%	$137.02	$98.00	108.4%	116.6%	126.4%
Trailing 3 Month	77.7%	$163.35	$126.89	76.4%	$137.55	$105.12	101.6%	118.8%	120.7%
Trailing 12 Month	73.4%	$159.20	$116.78	69.6%	$136.08	$94.66	105.5%	117.0%	123.4%
(1)	Source: Hospitality research report.
(2)	As of September 30, 2016.
(3)	Includes Hotel Indigo Baltimore Downtown, Radisson Hotel at Cross Keys Baltimore, Embassy Suites Baltimore Inner Harbor, Sheraton Hotel Baltimore North and Hampton Inn Suites Baltimore Inner Harbor.

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	T-12 9/30/2016	U/W	U/W per Room(1)
Occupancy	68.7%	70.1%	68.2%	73.4%	73.4%
ADR	$151.50	$161.26	$158.55	$157.04	$157.04
RevPAR	$104.11	$113.04	$108.12	$115.30	$115.30

Room Revenue	$4,750,048	$5,157,534	$4,932,855	$5,274,806	$5,260,394	$42,083
F&B Revenue	136,693	165,809	160,363	229,198	228,572	1,829
Other Revenue(2)	965,394	963,856	905,908	966,583	954,482	7,636
Total Revenue	$5,852,135	$6,287,200	$5,999,125	$6,470,587	$6,443,448	$51,548
Operating Expenses	1,354,598	1,431,353	1,406,379	1,509,297	1,505,760	12,046
Undistributed Expenses	1,791,859	1,858,661	1,742,470	1,831,101	1,844,953	14,760
Gross Operating Profit	$2,705,678	$2,997,186	$2,850,276	$3,130,189	$3,092,736	$24,742
Total Fixed Charges	374,427	401,503	479,162	477,176	517,531	4,140
Net Operating Income	$2,331,251	$2,595,683	$2,371,114	$2,653,012	$2,575,205	$20,602
FF&E	212,959	230,636	220,260	243,129	236,334	1,891
Net Cash Flow	$2,118,293	$2,365,047	$2,150,854	$2,409,883	$2,338,871	$18,711
(1)	U/W per Room is based on a total of 125 rooms.
(2)	Other Revenue includes parking revenue, vending commissions and commercial lease income, among other things.

Property Management. The Inn at the Colonnade Property is managed by Naing International Enterprises, LTD, an affiliate of the borrower.

Lockbox / Cash Management. The Inn at the Colonnade Loan is structured with a hard lockbox and in-place cash management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4 West University Parkway Baltimore, MD 21218	Collateral Asset Summary – Loan No. 10 Inn at the Colonnade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 67.2% 1.58x 11.3%

Prior to the occurrence of a Cash Trap Period, all excess cash flow (after payment of debt service, reserves and other amounts due under the Inn at the Colonnade Loan documents) are required to be distributed to the borrower. During a Cash Trap Period, all excess cash flow will be retained by lender as additional collateral for the Inn at the Colonnade Loan.

A “Cash Trap Period” will be in effect upon the continuance of any of the following: (i) any event of default until cured, (ii) the failure by borrower to maintain a debt service coverage ratio (as calculated under the loan documents) of at least 1.20x until the debt service coverage ratio is at least 1.30x for two (2) consecutive calendar quarters so long as no other event that would trigger a cash trap period or event of default has occurred, (iii) any time on or after December 1, 2017, the earlier of (A) twelve (12) months prior to the expiration of the franchise agreement, or (B) such time borrower receives notice from franchisor of franchisor’s intention to not renew the franchise agreement or its intention to terminate the franchise agreement, until the franchise agreement or an acceptable replacement franchise agreement is in effect with among other conditions, a term of at least 10 years and no other cash trap period is then continuing or (iv) the borrower fails to deposit in the PIP reserve an amount equal to at least 125% of all fees, costs and expenses incurred or anticipated to be incurred in connection with the PIP, as reasonably determined by lender and no other Cash Trap Period is then continuing.

Initial Reserves. At loan origination, the borrower deposited (i) $105,371 into a tax reserve account, (ii) $52,995 into an insurance reserve account, (iii) $17,188 into a required repairs reserve account, which represents 125% of the engineer’s recommendation for required repairs, (iv) $270,000 into a seasonality reserve account, (v) $2,000,000 into a franchise reserve account and (vi) $2,000,000 into a PIP reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12th of the estimated annual taxes, (ii) 1/12th of the estimated insurance premiums, (iii) a monthly FF&E reserve equal to the greater of (a) four percent (4.0%) of gross income from operations for the prior month, or (b) one twelfth (1/12th) of the annual amount required by under the franchise agreement, provided however, that upon implementation of the PIP plan by franchisor, the monthly deposit for the period during which the PIP work under the PIP plan remains outstanding (such period not to exceed two (2) years), will be an amount equal to the greater of (a) two percent (2.0%) of gross income from operations for the prior month, or (b) one twelfth (1/12th) of the annual amount required under the franchise agreement, (iv) a monthly replacement reserve of $800, (v) a monthly common charge deposit in an amount equal to 1/12th of the annual common charges assessed by the condominium board; provided that the monthly common charge deposit is not required if (x) no event of default then exists, (y) no Cash Trap Period exists, and (z) borrower has delivered to lender either (a) evidence of payment of such common charge for the applicable month, or (B) evidence reasonably satisfactory to lender that no common charges are due for the applicable month, and (vi) a monthly master REA deposit, in an amount equal to 1/12th of the annual amount due; provided that the monthly master REA deposit is not required if, (x) no event of default then exists, (y) no Cash Trap Period exists, and (z) borrower has delivered to lender evidence that no assessments are due and payable for the applicable month. In addition, the borrower is required to deposit $45,000 into the seasonality reserve on the due dates occurring in March, April, May, June, July and August of each year during the term of the Inn at the Colonnade Loan subject to a cap of $270,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The Inn at the Colonnade Loan documents permit future mezzanine financing in connection with a permitted assumption of the Inn at the Colonnade Loan, provided, among other things, that based on the Inn at the Colonnade Loan and the proposed related mezzanine loan, as reasonably determined by the lender (i) the LTV ratio is not more than 67%, (ii) the debt service coverage ratio is not less than 1.55x, and (iii) the debt yield is no less than 10.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4 West University Parkway Baltimore, MD 21218	Collateral Asset Summary – Loan No. 10 Inn at the Colonnade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 67.2% 1.58x 11.3%

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
Inn at the Colonnade
4 West University Parkway
Baltimore, MD 21218
Sheraton Baltimore North Hotel
Radisson Hotel at Cross Keys, Baltimore
Hotel Indigo Baltimore Downtown
Embassy Suites Baltimore Inner Harbor
Hampton Inn & Suites Baltimore Inner Harbor
Garrison
Pikesville
Towson
Parkville
Carney
Overlea
Lochearn
Baltimore
Rosedale
Dundalk
Halethorpe
Brooklyn Park
Elkridge
Linthicum
Pumphrey
Ferndale
HAMPDEN
CHARLES VILLAGE
BOLTON HILL
DOWNTOWN
Goucher College
Towson University
Greater Baltimore Medical Center
University of Maryland St. Joseph Medical Center
Mount Saint Agnes College
Mt. Washington Pediatric Hospital
Pimlico Race Course
Sinai Hospital of Baltimore
MedStar Good Samaritan Hospital of Maryland: Orthopaedic Surgery
Morgan State University
Loch Raven Community Living Center
Johns Hopkins University
MedStar Union Memorial Hospital
Wyman Park Internal Medicine
Baltimore City College
Coppin State University
Kernan Hospital
Johns Hopkins Hospital
Johns Hopkins Bayview
Camden Yards
M&T Bank Stadium
Saint Agnes Hospital
Baltimore National Cemetery
University of Maryland Baltimore County
The Community College of Baltimore County
North Plaza Shopping Center
Perring Plaza Shopping Center
Satyr Hill Shopping Center
Ritchie Highway Shopping Center
Burwood Plaza
Governor Plaza
Chesapeake Square Shopping Center
The Centre at Glen Burnie
BALTIMORE-WASHINGTON INT'L THURGOOD MARSHALL AIRPORT
BALTIMORE BELTWAY
METRO
LIGHT RAIL
MARC PENN
MARC CAMDEN
Patapsco River
Harrisburg
PENNSYLVANIA
Philadelphia
Wilmington
MARYLAND
Baltimore
Annapolis
Washington, D.C.
DE

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

920 Broadway Nashville, TN 37203	Collateral Asset Summary – Loan No. 11 Holiday Inn Express Nashville - Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,652,052 62.8% 2.02x 14.4%

Mortgage Loan Information
Loan Seller:	Société Générale
Loan Purpose:	Refinance
Sponsors:	James M. Lippman; Birchmont Capital Partners I, L.P.; JRK Property Holdings, Inc.
Borrower:	Birchmont – H.I. Nashville, LLC
Original Balance(1):	$22,750,000
Cut-off Date Balance(1):	$22,652,052
% by Initial UPB:	2.9%
Interest Rate:	5.1160%
Payment Date:	1st of each month
First Payment Date:	August 1, 2016
Maturity Date:	July 1, 2026
Amortization:	360 months
Additional Debt(1):	$49,535,806 Pari Passu Debt
Call Protection(2):	L(28), D(88), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$148,674	$24,779
Insurance:	$13,639	$6,820
FF&E:	$62,944	$62,944
Required Repairs:	$25,656	NAP
PIP Letter of Credit:	$5,309,000	NAP
Ground Rent Reserve:	$74,789	$9,349

Financial Information(3)
Cut-off Date Balance / Room:	$251,526
Balloon Balance / Room:	$208,469
Cut-off Date LTV(4):	62.8%
Balloon LTV(4):	52.0%
Underwritten NOI DSCR:	2.20x
Underwritten NCF DSCR:	2.02x
Underwritten NOI Debt Yield:	14.4%
Underwritten NCF Debt Yield:	13.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple / Leasehold
Location:	Nashville, TN
Year Built / Renovated:	1968 / 2015
Total Rooms:	287
Property Management(5):	Self-managed
Underwritten NOI:	$10,393,056
Underwritten NCF:	$9,545,667
“As-Complete” Appraised Value:	$115,000,000
“As-Complete” Appraisal Date:	April 21, 2017
“As-Is” Appraised Value:	$108,000,000
“As Is” Appraisal Date:	April 21, 2016

Historical NOI
Most Recent NOI:	$10,293,148 (T-12 March 31, 2016)
2015 NOI:	$10,265,927 (December 31, 2015)
2014 NOI:	$9,081,828 (December 31, 2014)

Historical Occupancy
Most Recent Occupancy:	83.4% (March 31, 2016)
2015 Occupancy:	82.0% (December 31, 2015)
2014 Occupancy:	81.5% (December 31, 2014)

(1)	The Holiday Inn Express Nashville – Downtown Whole Loan is evidenced by three pari passu notes in the aggregate original principal balance of $72.5 million. The controlling Note A-1, with an original principal balance of $22.75 million will be included in the CRCRE 2016-C6 mortgage trust. The non-controlling Note A-2, with an original principal balance of $34.3 million, was included in the SGCMS 2016-C5 mortgage trust. The non-controlling Note A-3, with an original principal balance of $15.45 million, will be contributed to a future securitization.

(2)	The lockout period for defeasance will be at least 28 payment dates beginning with and including the first payment date of August 1, 2016. Defeasance of the full $72.5 million Holiday Inn Express Nashville – Downtown Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) July 6, 2019. The assumed lockout period of 28 payments is based on the expected CFCRE 2016-C6 securitization closing date in November 2016. The actual lockout period may be longer.

(3)	DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Holiday Inn Express Nashville - Downtown Whole Loan.

(4)	The Cut-off Date LTV ratio and Balloon LTV ratio are based on the “As-Complete” appraised value of $115,000,000 as of April 21, 2017. The “As-Complete” value assumes the completion of an approximately $5.1 million in renovations which the lender reserved for at origination. Based on an “As-Is” value as of April 21, 2016 of $108,000,000, the Cut-off Date LTV Ratio is 66.8% and the LTV Ratio at Maturity is 55.4%.

(5)	The Holiday Inn Express Nashville - Downtown property is managed by an affiliate of the sponsors.

TRANSACTION HIGHLIGHTS

■	Property. The Holiday Inn Express Nashville - Downtown property (the “Property”) consists of a fee interest in an eight-story, limited service lodging facility and a leasehold interest in an adjoining parking lot located in downtown Nashville, Tennessee. The Property guestroom configuration includes 113 king guestrooms, 170 double guestrooms, and 4 suites. Amenities include breakfast, five meeting rooms totaling 9,980 sq. ft., outdoor swimming pool, fitness center, shoe shine service, downtown shuttle, and business center. The Property operates as a Holiday Inn Express under the InterContinental Hotels Group flag with a newly executed franchise agreement expiring on January 7, 2028. As part of the franchise agreement, the sponsor provided a detailed capital expense budget for room renovations totaling $5.1 million ($17,617 per room), for which the lender collected a $5.3mm letter of credit at loan closing. The renovation plan includes bathroom upgrades and case good replacements for 287 rooms, soft goods for floors 4, 5, and 6, corridor and meeting room improvements and lobby upgrades. Guestrooms will be renovated to match the Holiday Inn Express Revive package, with wall mounted thermostatic control, flat panel television and new safes. In addition to the planned PIP work, the sponsor has already completed renovations in an amount equal to approximately $2.2 million ($7,606 per room), which primarily consisted of soft goods replacement (floors 2, 3, 7, and 8), corridor improvements, fitness center upgrades, lobby improvements, and meeting space upgrades completed between 2012 and trailing 12-month period ending 3/31/2016.
■	Location. The Nashville central business district includes the new 1.2 million square foot Music City Center, the original Nashville Convention Center, 20 hotels, over 125 restaurants, as many as 40 shopping locations, and 30 live music venues. Nashville is the geographic and population center of the region with a total population of approximately 1.6 million. The Property is located approximately 1.3 miles northeast of Vanderbilt University and is situated to accommodate student families and alumni. It is also the center of metro, state and federal government activities. According to the appraisal, Nashville music production had a total economic impact of over $6.4 billion per year.
■	Sponsor. The sponsors are James M. Lippman, Birchmont Capital Partners I, L.P. (“Birchmont”) and JRK Property Holdings, Inc. (“JRK”). Since founding JRK in 1991, Mr. Lippman, Chairman and CEO, has overseen the firm’s growth in the real estate investment sector. Prior to founding JRK, Mr. Lippman was the Managing Director of the Signature Group, where he managed an approximately $1.0 billion diversified real estate portfolio that included direct and indirect ownership in commercial properties as well as various debt and equity securities. Founded in 2007 by Mr. Lippman, Birchmont makes direct investments in income-producing real estate and has raised approximately $203.0 million of private equity since its inception.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5475, 5495 and 5525 Jimmy Carter Boulevard Norcross, GA 30093	Collateral Asset Summary – Loan No. 12 Carter Oak Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,941,506 59.6% 1.85x 12.4%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition / Refinance
Sponsor:	Binh Vo
Borrower:	Carter Oak Plaza, LLC
Original Balance:	$22,050,000
Cut-off Date Balance:	$21,941,506
% by Initial UPB:	2.8%
Interest Rate:	4.5000%
Payment Date:	6th of each month
First Payment Date:	August 6, 2016
Maturity Date:	July 6, 2026
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(28), D(89), O(3)
Lockbox / Cash Management(2):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$214,809	$21,481
Insurance:	$14,250	$4,750
Replacement:	$0	$2,886
TI/LC(3):	$400,000	Springing
Required Repairs:	$24,150	NAP
Tenant Cash Trap(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$128
Balloon Balance / Sq. Ft.:	$104
Cut-off Date LTV:	59.6%
Balloon LTV:	48.4%
Underwritten NOI DSCR:	2.04x
Underwritten NCF DSCR:	1.85x
Underwritten NOI Debt Yield:	12.4%
Underwritten NCF Debt Yield:	11.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Norcross, GA
Year Built / Renovated:	1985 / 2008
Total Sq. Ft.:	171,381
Property Management:	Millennium Partners Investment & Development, LLC
Underwritten NOI:	$2,731,653
Underwritten NCF:	$2,482,799
Appraised Value:	$36,800,000
Appraisal Date:	May 20, 2016

Historical NOI
Most Recent NOI:	$2,751,514 (T-12 April 30, 2016)
2015 NOI:	$2,366,881 (December 31, 2015)
2014 NOI:	$2,110,050 (December 31, 2014)
2013 NOI:	$2,255,540 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	98.3% (September 30, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	98.3% (December 31, 2014)
2013 Occupancy:	96.7% (December 31, 2013)
(1)	Loan is being used to refinance existing debt on the anchor tenant parcel (“Carter Oak Anchor Tenant Space”) and to acquire the adjoining shopping space (“Carter Oak Shop Space”).

(2)	A hard lockbox will be established and in-place cash management will commence upon the occurrence of (i) an event of default, (ii) DSCR being less than 1.10x for two consecutive calendar quarters, or (iii) a tenant cash trap period, which occurs on the earlier of (x) the date upon which the tenant Hong Kong Market (“Hong Kong”) terminates its lease or delivers written notice of its intention to terminate its lease, (y) Hong Kong goes dark or files bankruptcy or (z) total sales for the Hong Kong space for the 12 month period are less than $250.00 per sq. ft.

(3)	The borrower will be required to pay monthly into the TI/LC reserve account the following, (i) $17,852 from August 6, 2017 and thereafter or, (ii) $28,563 if at any time the amount of Hong Kong’s total sales for the prior 12 months is less than $385.00 per sq. ft. Notwithstanding the foregoing, provided no cash trap period has occurred or is continuing, the borrower will not be required to make the above deposits into the TI/LC reserve account for so long as the following conditions are satisfied, (i) the amount then on deposit in the TI/LC reserve account equals or exceeds (x) $1,250,000 if Hong Kong’s total sales for the prior 12 month period are greater than $385.00 per sq. ft., or (y) $2,250,000 if Hong Kong’s total sales for the prior 12 month period are less than $385.00 per sq. ft., and (ii) the property is at least 85.0% occupied by tenants that are (1) in full occupancy of the space under such tenants’ leases, (2) open for business, and (3) paying full rent.

(4)	On each payment date during the continuance of a tenant cash trap period, the borrower will be required to deposit all excess cash into the tenant cash trap reserve.

TRANSACTION HIGHLIGHTS

■	Property. Carter Oak Plaza is a 98.3% occupied (as of September 30, 2016), 171,381 sq. ft. anchored retail center in Norcross, Georgia that was built in 1985 and renovated in 2008. The property is anchored by Hong Kong Market (36.3% of NRA, lease expires 7/30/2036) with a granular rent roll of 49.
■	Tenants. The anchor tenant is Hong Kong Market which is one of two of the largest grocers in Norcross. The tenant is 99.0% owned and operated by the sponsor and has a year end 2015 sales of $35.8 million, which is $208.76 per sq. ft. Hong Kong Market has been at the property since 2008 and has recently extended its lease to July 2036. Other tenants include Nail Supplies (13.2% of NRA) and Happy Valley Restaurant (7.0% of NRA).
■	Retail Location. The property is situated on the corner of Jimmy Carter Boulevard and Oakbrook Parkway, in a heavily trafficked retail corridor in Norcross, Georgia. Jimmy Carter Boulevard is a major road in Norcross that extends from Lawrenceville Highway in the south, intersects with I-85, which is the primary east-west freeway, and Buford Highway. In 2014, the traffic count on Jimmy Carter Boulevard was 67,300 cars per day. In the immediate area there is Furniture Row which features many furniture retailers and discount / outlet stores.
■	Market and Demographics. The property is located within the Norcross/ Peachtree Retail submarket of the broader Atlanta retail market. The city of Norcross is northeast of the center of Atlanta and is in Gwinnett County, the second largest county in the Atlanta MSA. As of 1st quarter 2016, the submarket vacancy rate was 9.4% and the broader Atlanta market vacancy rate was 7.3%. In the 1st quarter 2016, the submarket’s average asking rent per sq. ft. was $10.92 and the Atlanta market was $11.52 per sq. ft. In 2015, within a 3-mile radius of the property, the population was 107,159 and there was an average household income of $53,264.
■	Sponsor. The Sponsor is a principal and owner at Millennium Partners Investment and Development (“MPI”) which is a real estate development, brokerage and property management company that focuses on retail properties in the Atlanta area. MPI has been in business for 10 years and manages four retail shopping centers with over 300,000 sq. ft. of retail space in the Atlanta area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9400 McGraw Avenue Detroit, MI 48210	Collateral Asset Summary – Loan No. 13 Comprehensive Logistics Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,500,000 65.7% 1.51x 10.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor:	USRA Net Lease II Capital Corp.
Borrower:	Motown Truck Property LLC
Original Balance:	$21,500,000
Cut-off Date Balance:	$21,500,000
% by Initial UPB:	2.7%
Interest Rate:	4.8960%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date:	November 6, 2026
Amortization:	360 Months
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes(2):	$0	Springing
Insurance(2):	$0	Springing
Replacement(2):	$0	Springing
TI/LC(2):	$0	Springing
Zoning Clearance Reserve:	$40,000	NAP
Required Repairs(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$44
Balloon Balance / Sq. Ft.:	$36
Cut-off Date LTV:	65.7%
Balloon LTV:	53.9%
Underwritten NOI DSCR:	1.65x
Underwritten NCF DSCR:	1.51x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial Warehouse / Distribution
Collateral:	Fee Simple
Location:	Detroit, MI
Year Built / Renovated:	1991, 2014 / NAP
Total Sq. Ft.(4):	487,603
Property Management:	Self-managed
Underwritten NOI:	$2,264,065
Underwritten NCF:	$2,069,023
Appraised Value:	$32,700,000
Appraisal Date:	September 19, 2016

Historical NOI(5)
Most Recent NOI:	NAV
2015 NOI:	NAV
2014 NOI:	NAV
2013 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (October 6, 2016)
2015 Occupancy:	NAV
2014 Occupancy:	NAV
2013 Occupancy:	NAV
(1)	In-place cash management will be triggered (i) upon an event of default, (ii) if the DSCR falls below 1.20x until such time that the DSCR is at least 1.25x for four consecutive calendar quarters, or (iii) if Comprehensive Logistics delivers notice to vacate, files for bankruptcy or indicates its intention not to renew its lease at the Comprehensive Logistics Distribution Center for 487,603 sq. ft.

(2)	So long as the Comprehensive Logistics lease (or an acceptable replacement) is in full force and effect, the borrower’s obligation to make monthly on-going reserve deposits will be waived; provided that in the event Comprehensive Logistics fails to satisfy certain EBITDA requirements set forth in the loan agreement, the borrower is required to make monthly deposits into the TI/LC reserve until the tenant delivers a Letter of Credit in an amount equal to one year’s rent.

(3)	If the borrower fails to perform the recommended required repairs by July 7, 2017, the borrower is required to deposit, within 10 days, $30,000 into the required repairs reserve.

(4)	The sole tenant has the option to ground lease from the borrower certain unimproved land at the mortgaged property and construct improvements which will not be collateral for the mortgage loan. See “Description of the Mortgage Pool – Mortgage Pool Characteristics – Property Types – Industrial Properties” in the Preliminary Prospectus.

(5)	Historical NOI is not available. The borrower acquired the property in October 2016 in a sale leaseback transaction with the tenant.

TRANSACTION HIGHLIGHTS

■	Property. Comprehensive Distribution Logistics Center is a 100.0% occupied, 487,603 sq. ft., Class A, 2 building, industrial warehouse/distribution complex located in Detroit, Michigan. The borrower purchased the property from Comprehensive Logistics and leased it back to the sole tenant pursuant to a 15-year lease at $4.94 per sq. ft. The property consists of Building 1, which was built in 1991, is 122,563 sq. ft. and has 21-foot clear heights and Building 2, which was built in 2014, is 365,040 sq. ft. and has 31-foot clear heights. Comprehensive Logistics is the number one logistics and contract manufacturing provider to Ford and General Motors.

■	Market. The property is adjacent to I-94 and two miles from the primary Ford-150 plant. The property is located in the Downriver North submarket of Detroit. As of second quarter 2016, the submarket occupancy rate is 96.1% with asking rents of $4.54 per sq. ft.

■	Replacement Costs. The appraiser concluded a replacement cost for the Comprehensive Distribution Logistics Center property of $69.31 per sq. ft. for a loan-to-replacement cost of 63.6%.
■	Sponsor. The sponsor is USRA Net Lease II Capital Corp., a single-tenant real estate investment and asset management firm based in New York City. Since 1989, the USRA’s principals have acquired over $18 billion of single tenant assets that have ranged in size from $10 million to $1.4 billion. USRA’s current portfolio exceeds $2.4 billion of investment. The guarantor, USRA Net Lease II Capital Corp., is required to maintain ongoing net worth of $25 million and liquidity of $2 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA, PA, NJ, NC	Collateral Asset Summary – Loan No. 14 OZRE Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 70.2% 1.74x 7.6%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsors:	Och-Ziff Real Estate Fund III, L.P.; Och-Ziff Real Estate Parallel Fund III A, L.P.; Och-Ziff Real Estate Parallel Fund III B, L.P.; Och-Ziff Real Estate Parallel Fund III D, L.P.; Och-Ziff Real Estate Parallel Fund III E, L.P.
Borrower:	MAP Fee Owner LLC
Original Balance(1):	$20,000,000
Cut-off Date Balance(1):	$20,000,000
% by Initial UPB:	2.5%
Interest Rate:	4.3000%
Payment Date:	6th of each month
First Payment Date:	March 6, 2016
Maturity Date:	February 6, 2026
Amortization:	Interest Only
Additional Debt(1):	$155,750,000 Pari Passu Debt
Call Protection(2):	L(33), YM1(81), O(6)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Major Tenant:	$0	Springing
PLL Policy:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Unit:	$45
Balloon Balance / Unit:	$45
Cut-off Date LTV(5):	70.2%
Balloon LTV(5):	70.2%
Underwritten NOI DSCR(6):	1.74x
Underwritten NCF DSCR(6):	1.74x
Underwritten NOI Debt Yield:	7.6%
Underwritten NCF Debt Yield:	7.6%

Financial Information – Look Through(7)
In-Place/Budget NOI DSCR:	4.77x
In-Place/Budget NCF DSCR:	4.16x
In-Place/Budget NOI Debt Yield:	20.8%
In-Place/Budget NCF Debt Yield:	18.1%

Property Information
Single Asset / Portfolio:	Portfolio of 58 properties
Property Type(8):	Leased Fee
Collateral:	Fee Simple
Location:	VA, PA, NJ, NC
Year Built / Renovated(8):	Various / Various
Total Sq. Ft.(8):	3,926,180
Property Management:	Self-managed
Underwritten NOI:	$13,325,934
Underwritten NCF:	$13,325,934
Appraised Value:	$250,400,000
Appraisal Date:	January 2016

Ground Lease
In Place Contractual Ground Rent:	$11,894,564
Loan Term Average Ground Rent:	$13,325,934
Year 10 Contractual Ground Rent:	$14,854,680
Ground Lease Expiration(9):	February 3, 2114 / February 3, 2115

Historical Occupancy(8)
Most Recent Occupancy:	90.4% (January 5, 2016)
2015 Occupancy:	89.4% (June 30, 2015)
2014 Occupancy:	90.3% (December 31, 2014)
2013 Occupancy:	88.1% (December 31, 2013)
(1)	The OZRE Leased Fee Portfolio Whole Loan is evidenced by nine pari passu notes in the aggregate original principal amount of $175.75 million. The controlling Note A-2-1, with an original principal balance of $20.0 million, will be included in the CFCRE 2016-C6 mortgage trust. The related companion loans have an aggregate original principal balance of $155.75 million and are evidenced by eight non-controlling notes.

(2)	Any time during the term of the loan, the borrower may obtain the release of an individual property provided, among other things, the satisfaction of DSCR, Debt Yield and LTV ratio tests and the partial prepayment of the Mortgage Loan in an amount equal to 125%, 120% or 105% of the allocated loan amount (in each case, such allocated loan amount is based on the asset being released and certain other certain circumstances). Foradditional information, see “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases”in the Preliminary Prospectus.

(3)	If any ground lease has been terminated or cancelled, the borrower will be required to deposit (i) $65,503 into a replacement reserve, and (ii) $327,392 into a TI/LC reserve (or, if the Ground Lease has previously been severed, then an allocated amount for each such severed ground lease). If a Ground Lease Trigger Period (as defined in the loan documents) is continuing, and the ground lessee is not paying required taxes or insurance, the borrower will be required to reserve (i) 1/12th of annual taxes, or (ii) 1/12th of annual premiums (provided that, with respect to a severed ground lease only an allocated amount related to such severed property). In the event that as of March 5, 2022, the borrower has not paid the premium required to extend the borrower’s pollution legal liability policy (“PLL Policy”) for three additional years, the borrower is required to deposit $26,019 each month for 12 months into the related escrow acount. If, following the termination or cancellation of any ground lease, more than 20% of the overall portfolio square footage or portfolio in place rents for the property is demised to a single tenant and such tenant either goes dark, vacates or elects not to renew more than 30% of its space, or if such tenant files for bankruptcy or defaults under its lease, then all excess cash will be swept and held by lender for the retenanting of such space. For additional information regarding the PLL Policy, see “Description of the Mortgage Pool—Mortgage Pool Characteristics—Environmental Considerations”in the Preliminary Prospectus.

(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate OZRE Leased Fee Portfolio Whole Loan.

(5)	The portfolio Appraised Value of $250.4 million reflects a premium of 5.9% attributed to the aggregate value of the OZRE Leased Fee Portfolio as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is approximately $236.4 million, which represents a Cut-off Date LTV and Balloon LTV of 74.3%.

(6)	The NOI DSCR and NCF DSCR based on the in-place contractual ground rent is 1.55x.

(7)	Based on the in-place/budget NOI/NCF, excluding ground lease payments, for the leasehold improvements (which are not collateral) and the OZRE Leased Fee Portfolio Whole Loan.

(8)	The collateral for the OZRE Leased Fee Portfolio Whole Loan represents the fee simple interest in the land (and not the related improvements). Year built and renovated, square footage and occupancy are based on the improvements, which are not collateral for the OZRE Leased Fee Portfolio Whole Loan.

(9)	Ten properties located in New Jersey have a lease expiration of February 3, 2114.

TRANSACTION HIGHLIGHTS

■	Properties. The OZRE Leased Fee Portfolio properties consist of the borrower’s fee simple interest in the underlying land beneath a 3,926,180 sq. ft., 58-property portfolio of office (44 properties; 83.6% of NRA; 89.4% of the allocated loan amount) and industrial properties (14 properties; 16.4% of NRA; 10.6% of the allocated loan amount).

■	Ground Lease. The properties are subject to a ground lease that has a term of 99 years with a lease expiration date of February 3, 2115 and with respect to the properties located in New Jersey, the ground lease has a term of 98 years with a lease expiration of February 3, 2114. Annual ground rent is currently $11,894,564 with annual increases of 2.5% for the first ten years. For every 10-year period thereafter, the borrower (as ground lessor) is entitled to elect whether the annual increase to the then-current rent will be (i) 2.5% or (ii) an amount determined by the consumer price index escalation for the most recent 12-month period, subject to lender approval.

■	Sponsor. The OZRE III Funds are controlled by a single general partner, Och-Ziff Real Estate Capital III, L.P. (“Och-Ziff Real Estate”), which is an affiliate of one of the largest alternative asset managers in the world (“Och-Ziff”). As of December 31, 2015, Och-Ziff had $45.5 billion of assets under management with approximately $2.0 billion in real estate funds.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9999 Hamilton Boulevard Breinigsville, PA 18031	Collateral Asset Summary – Loan No. 15 TEK Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,422,696 63.4% 1.52x 10.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Eli Sternbuch
Borrower:	Hamilton 9999 Associates L.P.
Original Balance(1):	$17,500,000
Cut-off Date Balance(1):	$17,422,696
% by Initial UPB:	2.2%
Interest Rate:	5.000%
Payment Date:	6th of each month
First Payment Date:	August 6, 2016
Maturity Date:	July 6, 2026
Amortization:	360 months
Additional Debt(1)(2):	$47,290,175 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection:	L(28), D(89), O(3)
Lockbox / Cash Management(3):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$0	$79,880
Insurance:	$86,250	$17,250
Replacement:	$0	$6,425
TI/LC(4):	$1,540,000	Springing
Deferred Maintenance:	$279,167	NAP
Concessions Reserve:	$70,834	NAP
Occupancy Reserve:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$126
Balloon Balance / Sq. Ft.:	$104
Cut-off Date LTV:	63.4%
Balloon LTV:	52.4%
Underwritten NOI DSCR:	1.60x
Underwritten NCF DSCR:	1.52x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	9.8%
(1)	The TEK Park whole loan is evidenced by three pari passu notes in the aggregate original principal amount of $65.0 million (The “TEK Park Whole Loan”). The non-controlling Note A-3 with an original principal balance of $17.5 million will be included in the CFCRE 2016-C6 mortgage trust. The controlling Note A-1, with an original principal balance of $23.5 million, was included in the SGCMS 2016-C5 trust and the non-controlling Note A-2, with an original principal balance of $24.0 million, was included in the MSBAM 2016-C31 trust. The relationship between the holders of the TEK Park Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool – The Whole Loans – TEK Park Whole Loan” in the Preliminary Prospectus.
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Office / Data Center
Collateral:	Fee Simple
Location:	Breinigsville, PA
Year Built / Renovated:	1987 / 2010
Total Sq. Ft.:	514,033
Property Management:	EY&S Management 2011 Inc.
Underwritten NOI:	$6,688,438
Underwritten NCF:	$6,354,316
Appraised Value:	$102,000,000
Appraisal Date:	May 3, 2016

Historical NOI
Most Recent NOI:	$6,281,402 (T-12 March 31, 2016)
2015 NOI:	$6,545,866 (December 31, 2015)
2014 NOI:	$6,494,483 (December 31, 2014)
2013 NOI:	$6,546,593 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	84.7% (October 1, 2016)
2015 Occupancy:	79.9% (December 31, 2015)
2014 Occupancy:	85.8% (December 31, 2014)
2013 Occupancy:	84.4% (December 31, 2013)
(2)	Mezzanine debt is permitted provided, among other things and pursuant to the specific terms of the loan documents, (i) taking into account the TEK Park Whole Loan and the mezzanine loan, (a) the annualized debt yield is not less than 9.5%, (b) the combined loan-to-value ratio is less than or equal to 70.0%, and (c) the annualized debt service coverage ratio is at least 1.40x, (ii) delivery of an acceptable intercreditor agreement and (iii) delivery of rating agency confirmation.
(3)	In-place cash management will be triggered (i) upon an event of default, (ii) if the DSCR falls below 1.10x, (iii) on the date that (x) is nine months prior to CyOptics lease expiration, or (y) is 12 months prior to the Buckeye Partners lease expiration, or (z) TierPoint fails to maintain its required rating.
(4)	The TI/LC initial reserve includes $40,000 related to the TierPoint lease (“TierPoint Rollover Reserve Deposit”). The borrower is required to deposit monthly amounts of $21,418 into the TI/LC reserve, subject to a cap of $1.5 million (excluding the TierPoint Rollover Reserve Deposit).
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate TEK Park whole loan.

TRANSACTION HIGHLIGHTS

■	Property. The TEK Park property is an 84.7% occupied (as of October 1, 2016), office and data center located in Breinigsville, Pennsylvania. Originally developed in 1987 by AT&T as a Bell’s Labs’ Technology Center, the TEK Park property consists of nine buildings totaling 514,033 sq. ft. The TEK Park property was acquired in 2005 by MRA Group and converted to its current use as a multitenant office and technology park. In April 2012, the borrower acquired the TEK Park property for $57.0 million and invested an additional $3.0 million in capital improvements. Since its development and expansion, more than $325 million has been invested into the TEK Park property. The TEK Park property features 175,554 sq. ft. of office space, 203,879 sq. ft. of lab space and 123,482 sq. ft. of data center space. Amenities at the property include a fitness center, basketball and volleyball courts, a full service cafeteria, on-site daycare, an on-site helipad and a 200-seat conference center.

■	Data Center Infrastructure. The data center is Tier 3 ready and Tier 4 capable (with respect to electrical redundancies) and is powered via two independent 69 KV electrical lines with redundant 12 MVA substations. Backup power is provided via a diesel generator package to match the 12 MVA substation output.

■	Sponsor. The sponsor and nonrecourse carve-out guarantor for this transaction is Eli Sternbuch, owner and president of EY&S Management 2011 LLC. EY&S Management 2011 LLC, was formed in 2011 by the sponsor and currently manages and owns 4 properties totaling nearly 1.5 million sq. ft. and over $225 million in value.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P. and Citigroup Global Markets Inc. (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the CFCRE 2016-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C6 (the “Offering Document”). The information supersedes any such information previously delivered. The information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.